CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
Exhibit 10.1

125 SUMMER STREET
BOSTON, MA

OFFICE LEASE AGREEMENT
BETWEEN

OPG 125 SUMMER OWNER (DE) LLC,
a Delaware limited liability company,
AS LANDLORD
AND

HAEMONETICS CORPORATION,
a Massachusetts corporation,
AS TENANT

OFFICE LEASE AGREEMENT
TABLE OF CONTENTS

1.	Basic Lease Information………………………………………………………………....................	1
2.	Lease Grant. ……………………………………………………………………………...................	4
3.	Term and Commencement Date………………………………………………………....................	5
4.	Rent……………………………………………………………………………………….................	6
5.	Compliance with Laws; Use……………………………………………………………..................	6
6.	Letter of Credit…………………………………………………………………………...................	8
7.	Building Services………………………………………………………………………....................	8
8.	Alterations…………………………………………………………………………….….................	10
9.	Repairs and Maintenance……………………………………………………………….................	12
10.	Entry by Landlord………………………………………………………………………................	13
11.	Assignment and Subletting. ……………………………………………………………................	13
12.	Notices…………………………………………………………………………………....................	15
13.	Indemnity and Insurance……………………………………………………………….................	16
14.	Casualty Damage……………………………………………………………………..….................	18
15.	Condemnation…………………………………………………………………………....................	19
16.	Events of Default……………………………………………………………………….....................	20
17.	Limitation of Liability…..……………………………………………………………….................	22
18.	Holding Over……………………………………………………………………………..................	24
19.	Surrender of Premise………...…………………………………………………………..................	24
20.	Subordination to Mortgages; Estoppel Certificate…………………………………….................	25
21.	Miscellaneous……………………………………………………………………………..................	26

OFFICE LEASE AGREEMENT
This Office Lease Agreement (this “Lease”) is made and entered into as of December 18, 2018 (the “Effective Date”), by and between OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company (“Landlord”), and HAEMONETICS CORPORATION, a Massachusetts corporation (“Tenant”).

1.	Basic Lease Information.

1.01
“Building” shall mean the building located at 125 Summer Street, Boston, MA 02110 and commonly known as 125 Summer Street. The “Rentable Floor Area of the Building” is deemed to be 475,482 square feet.

1.02
“Premises” shall mean the areas shown on Exhibit A to this Lease. The Premises are located on (a) a portion of the sixteenth (16th) floor of the Building and known as Suite 1620 (the “16th Floor Premises”), (b) a portion of the seventeenth (17th) floor of the Building and known as Suite 1701 (the “17th Floor Premises”), (c) the entire eighteenth (18th) floor of the Building and known as Suite 1800 (the “18th Floor Premises”), and (d) the entire nineteenth (19th) floor of the Building and known as Suite 1900 (the “19th Floor Premises”).

1.03
“Rentable Floor Area of the Premises”: 62,066 square feet, consisting of (a) 10,617 square feet on the sixteenth (16th) floor of the Building, (b) 9,066 square feet on the seventeenth (17th) floor of the Building, (c) 21,228 square feet on the eighteenth (18th) floor of the Building, and (d) 21,155 square feet on the nineteenth (19th) floor of the Building.

1.04	“Estimated Delivery Date”: October 1, 2019.

1.05	“Term” and “Term Commencement Date”: See Section 3.01.

1.06	“Rent Commencement Date”: June 1, 2020, subject to adjustment as provided in Exhibit C attached hereto.

1.07	“Term Expiration Date”: The last day of the month in which the twelfth (12th) anniversary of the Rent Commencement Date occurs.

1.08	“Base Rent”:

Period	Annual Base Rent Rate Per Square Foot of Rentable Floor Area *	Monthly Base Rent
Lease Year 1:	$[***]	$[***]
Lease Year 2:	$[***]	$[***]
Lease Year 3:	$[***]	$[***]
Lease Year 4:	$[***]	$[***]
Lease Year 5:	$[***]	$[***]
Lease Year 6:	$[***]	$[***]
Lease Year 7:	$[***]	$[***]

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Lease Year 8:	$[***]	$[***]
Lease Year 9:	$[***]	$[***]
Lease Year 10:	$[***]	$[***]
Lease Year 11:	$[***]	$[***]
Lease Year 12:	$[***]	$[***]
*Subject to the Rent Waiver Period under Section 4.01 below.
As used above, the first “Lease Year” shall commence on the Term Commencement Date and end on the day immediately preceding the first anniversary of the Rent Commencement Date (provided that if the Rent Commencement Date does not occur on the first day of a calendar month, the first Lease Year shall further include the balance of the calendar month in which such first anniversary occurs), and each subsequent Lease Year shall mean each successive period of twelve (12) calendar months following the first Lease Year during the initial Term, provided that the last Lease Year of the initial Term shall end on the Term Expiration Date set forth above for the initial Term.

1.09	“Tenant’s Proportionate Share”: 13.05% for the initial Premises.

1.10	“Base Year” for Expenses (as defined in Exhibit B): Calendar year 2019, adjusted to reflect a fully occupied Building.
“Base Year” for Taxes (as defined in Exhibit B): Fiscal Year 2020 (i.e., July 1, 2019 to June 30, 2020) adjusted to reflect a fully assessed, fully occupied Building. For purposes hereof, “Fiscal Year” shall mean the Base Year for Taxes and each period of July 1 to June 30 thereafter.

1.11	“Tenant Work Allowance”: $[***] (based on $[***] per square foot of Rentable Floor Area of the Premises, plus $[***]), as further described in the attached Exhibit C.

1.12	Additional Provisions: See Exhibit F

1.	Parking

2.	Extension Options

3.	Right of First Offer

4.	Hazardous Materials

5.	Dedicated Venting System

6.	Generator

7.	Negative Condition

1.13	“Letter of Credit” shall mean the letter of credit in the amount of $[***], as provided in Section 6 and Exhibit G attached hereto and subject to reduction as provided in Exhibit G attached hereto.

1.14	“Broker”: Cushman & Wakefield (“Tenant’s Broker”), which represented Tenant in connection with this Lease.

1.15	“Permitted Use”: Any general office (which may include, without limitation, employee training, employee lunch room and kitchen facilities with vending machines for Tenant’s

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exclusive use), research and development, laboratory (including medical laboratory), and/or storage uses, including, but not limited to, administrative offices and other lawful uses reasonably related to or incidental to such specified uses to the extent not otherwise prohibited by the terms and conditions of this Lease, provided that such uses shall be permitted under applicable zoning. The parties acknowledge and agree that the foregoing sentence shall not limit or otherwise affect Landlord’s obligation to process a change of use in the certificate of occupancy for the Building to expressly allow laboratory use on or at the 16th floor of the Building as provided in Section 5.

1.16	“Notice Address(es)”:

For Landlord:	For Tenant:

OPG 125 Summer Owner (DE) LLC
c/o Oxford Properties Group
125 Summer Street
Boston, MA 02110
Attention:  Director of Leasing

OPG 125 Summer Owner (DE) LLC
c/o Oxford Properties Group
125 Summer Street
Boston, Massachusetts 02110
Attention:  Director of Legal

Prior to the Term Commencement Date:

Haemonetics Corporation
400 Wood Road
Braintree, MA 02184-9114
Attention:  SVP, Global Business Services

With a copy to:

Haemonetics Corporation
400 Wood Road
Braintree, MA 02184-9114
Attention:  Executive Vice President and General Counsel

From and after the Term Commencement Date:

Haemonetics Corporation
125 Summer Street
Boston, Massachusetts 02110
Attention:  SVP, Global Business Services

With a copy to:

Haemonetics Corporation
125 Summer Street
Boston, Massachusetts 02110
Attention:  Executive Vice President and General Counsel

1.17
“Business Day(s)” are Monday through Friday of each week, exclusive of New Year’s Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Holidays”). Landlord may designate additional Holidays that are commonly recognized by other office buildings in the area where the Building is located. “Building Service Hours” are 8:00 A.M. to 6:00 P.M. on Business Days and, upon Tenant’s request, 8:00 A.M. to 1:00 P.M. on Saturdays (excluding Holidays).

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1.18
“Property” means the Building and the parcel(s) of land on which it is located, more particularly described in Exhibit A-1 attached hereto, and, at Landlord’s discretion, the parking facilities and other improvements, if any, serving the Building and the parcel(s) of land on which they are located.

1.19
Other Defined Terms: Other capitalized terms shall have the meanings set forth in the Lease and its Exhibits below. References in this Lease to numbered Sections shall be deemed to refer to the numbered Sections of this Lease, unless otherwise specified.

1.20	Exhibits: The following exhibits and attachments are incorporated into and made a part of this Lease:
Exhibit A (Outline and Location of Premises)
Exhibit A-1 (Description of the Property)
Exhibit B (Expenses and Taxes)
Exhibit C (Work Letter)
Exhibit D (Commencement Letter)
Exhibit E (Building Rules and Regulations)
Exhibit F (Additional Provisions)
Exhibit G (Letter of Credit)
Exhibit H (Form of SNDA)
Exhibit I (Tenant’s Approved Signage)
Exhibit I-1 (Tenant’s Approved Logo)
2.    Lease Grant.
2.01    Premises. This Lease is effective as of the Effective Date but the Term shall commence on the Term Commencement Date as provided herein. During the Term, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The Premises exclude the exterior faces of exterior walls, the common stairways and stairwells, elevators and elevator wells, fan rooms, electric and telephone closets, janitor closets, freight elevator vestibules, and pipes, ducts, conduits, wires and appurtenant fixtures serving other parts of the Building (exclusively or in common), and other Common Areas (as defined below) of the Building. If the Premises include the entire rentable area of any floor, the common corridors, elevator lobby, and restroom facilities located on such full floor(s) shall be considered part of the Premises.
2.02    Appurtenant Rights. During the Term, Tenant shall have, as appurtenant to the Premises, the non-exclusive rights to use in common (subject to reasonable rules of general applicability to tenants and other users of the Building from time to time made by Landlord of which Tenant is given notice):  (a) the common lobbies, corridors, stairways, elevators and loading platform of the Building, and the pipes, ducts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others; (b) common driveways and walkways necessary for access to the Building; (c) if the Premises include less than the entire rentable floor area of any floor, the common corridors, elevator lobby, and restroom facilities located on such floor; and (d) subject to Landlord’s right to temporarily close the Garage as provided in Exhibit F attached hereto, the Garage (as defined in Exhibit F attached hereto); and (e) all other areas or facilities in or about the Building from time to time designated for general use in common by Tenant, other Building tenants, and Landlord (collectively, the “Common Areas”). In addition Tenant shall have the exclusive right to use the Dedicated Venting System (as defined in Section 5 of Exhibit F attached hereto) and the Back-Up Power and Supplemental Components (as defined in Section 6 of Exhibit F attached hereto) and the non-exclusive right to access those portions of the Building and the Property (including, without limitation, the roof of the Building), to the extent necessary for the operation,

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maintenance, and repair of the Dedicated Venting System, all subject to, and in accordance with, the terms and conditions set forth in Section 5 of Exhibit F attached hereto).

3.	Term and Commencement Date.
3.01    Term. The “Term” of this Lease shall begin at 12:01 a.m. on the following date (the “Term Commencement Date”): the date on which the Premises are delivered free of all tenants and other occupants and their personal property, with the Shell Condition Work (as defined in Exhibit C attached hereto), and the Initial Tenant Work (defined below) substantially complete (as defined in Exhibit C attached hereto) and with Tenant having received a copy of a certificate of occupancy for the Premises that permits the use of the Premises for the Permitted Use (and which may be temporary so long as such temporary certificate of occupancy permits the use of the Premises for the Permitted Use); provided, however, that if such certificate of occupancy cannot be issued due to any work to be performed by Tenant, then the issuance of a certificate of occupancy shall not be a condition to the occurrence of the Term Commencement Date but Landlord shall secure such certificate of occupancy as soon as practicable following the completion of any such work to be performed by Tenant.
The Term of this Lease shall end at 11:59 p.m. on the Term Expiration Date set forth in Section 1, unless sooner terminated or extended in accordance with the provisions of this Lease. Promptly after the determination of the Term Commencement Date, Landlord and Tenant shall execute and deliver a commencement letter in the form attached as Exhibit D (the “Commencement Letter”). Tenant’s failure to execute and return the Commencement Letter, or to provide written objection to the statements contained in the Commencement Letter, within thirty (30) days after its delivery to Tenant shall be deemed an approval by Tenant of the statements contained therein. The Term Commencement Date shall not occur until substantial completion as described in the first paragraph of this Section 3.01.
3.02    Initial Tenant Work.  As used herein, the “Initial Tenant Work” shall mean all alterations, additions or improvements performed, or to be performed, in or about the Premises that are required initially to put the Premises in condition suitable for Tenant’s use and occupancy for the Permitted Use, as and to the extent described in Exhibit C attached hereto, excluding the Shell Condition Work (as defined in Exhibit C attached hereto). The Initial Tenant Work shall include, without limitation, the Dedicated Venting System, the installation of a separate HVAC system for the 16th Floor Premises, and the installation of the Back-Up Power And Supplemental Components referenced in Exhibit F attached hereto. The Initial Tenant Work shall be performed by Landlord in accordance with, and subject to, the provisions of Exhibit C attached hereto. Landlord shall also deliver the Premises on the Term Commencement Date with all base building systems serving the Premises in good working order. Notwithstanding anything to the contrary, to the extent that any changes to the Base Building (as defined in Section 5 below) are specifically required solely because of Tenant’s research and development use, lab use or the lab specifications for the Initial Tenant Work (“Base Building Modifications”, which shall not include any modifications to the Base Building required by the Initial Tenant Work for general office use), Landlord shall perform such Base Building Modifications and Tenant shall pay for all costs of such Base Building Modifications as a part of the Excess Tenant Work Costs (as defined in Exhibit C attached hereto). Landlord represents to Tenant that, to Landlord’s knowledge, there are no actionable levels of Hazardous Materials (as defined in Exhibit F attached hereto) existing at the Premises as of the Effective Date. Landlord shall protect, defend, indemnify and hold Tenant harmless from any and all costs for any removal, encapsulation or remediation required by applicable Environmental, Health and Safety Laws for any actionable levels of Hazardous Materials existing at the Premises as of the Term Commencement Date, except to the extent such Hazardous Materials were brought onto the Premises or the Property by Tenant, its employees, agents, or contractors. Except as expressly provided in this Section 3.02, and subject to Landlord’s obligations as expressly provided in Exhibit C and its other obligations under this Lease, the Premises shall be leased by Tenant in their current “as is” condition and configuration without any representations or warranties by Landlord.

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3.03    Intentionally Omitted.
3.04    Park Square Agreement Contingency. Landlord has advised Tenant that the 18th Floor Premises is currently occupied by Park Square Executive Search (“Park Square”) pursuant to a lease by and between Landlord and Park Square. Landlord represents and warrants that, as of the Effective Date, it has entered into a lease termination agreement pursuant to which Park Square is required to terminate its existing lease early and vacate the 18th Floor Premises upon such early termination (the “Park Square Agreement”).
3.05    Early Access. Except as otherwise provided in Exhibit C to this Lease, Tenant shall not be permitted to take possession of or enter the Premises for business purposes before the Term Commencement Date without Landlord’s permission.

4.	Rent.
4.01    Base Rent and Additional Rent. During the Term (but subject to the following subparagraph of this Section 4.01 below), Tenant hereby covenants and agrees to pay to Landlord, without any setoff or deduction (except to the extent expressly set forth in this Lease), (a) all Base Rent (as provided in Section 1), (b) Tenant’s Proportionate Share of the Expense Excess and the Tax Excess (as provided in Exhibit B attached hereto), and (c) all other Additional Rent due for the Term (collectively referred to as “Rent”).  “Additional Rent” means all sums (exclusive of Base Rent) that Tenant is required to pay to Landlord from time to time under this Lease.
Notwithstanding the foregoing, Landlord agrees to waive payment of the monthly amounts of (i) Base Rent and (ii) Additional Rent for Tenant’s Proportionate Share of the Expense Excess and the Tax Excess for the Premises for the period commencing on the Term Commencement Date and ending on the date immediately preceding the Rent Commencement Date set forth in Section 1 (the “Rent Waiver Period”).  In the event that the Rent Waiver Period does not end on the last day of a calendar month, then on the first day of the calendar month in which the Rent Waiver Period expires, Tenant shall pay to Landlord the amount of the Base Rent and Additional Rent for the portion of the calendar month that follows the last day of the Rent Waiver Period, pro-rated on a per diem basis.
4.02    Manner and Timing of Payments. Base Rent and other recurring fixed monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand. All other items of Rent shall be due and payable by Tenant within thirty (30) days after billing by Landlord. Rent shall be made payable to the entity, and sent to the address, that Landlord from time to time designates for such purposes and shall be paid by Tenant by good and sufficient check payable in United States of America currency or by electronic or wire transfer to an account from time to time designated by Landlord. Landlord’s acceptance of less than the entire amount of Rent shall be considered, unless otherwise specified by Landlord, a payment on account of the oldest obligation due from Tenant hereunder, notwithstanding any statement to the contrary contained on or accompanying any such payment from Tenant. Rent for any partial month during the Term shall be prorated on a per diem basis. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent. No endorsement or statement on a check or letter accompanying payment shall be considered an accord and satisfaction.

5.	Compliance with Laws; Use.
Tenant shall use the Premises only for the Permitted Use (or any portions of the Permitted Use) and shall not use or permit the use of the Premises for any other purpose. In connection with Landlord’s application for a building permit for the Initial Tenant Work, Landlord, at its sole cost and expense, shall

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process a change of use in the certificate of occupancy for the Building to expressly allow laboratory use on or at the 16th floor of the Building (the “Amended Building CO”). Notwithstanding anything to the contrary, all laboratory uses and research and development uses shall be limited to the Lab Space (as defined below) and only such other portions of the Premises as such uses are allowed under the Amended Building CO. From and after the Term Commencement Date, Tenant shall comply with all statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity whether in effect now or later, including without limitation, the Environmental Health and Safety Laws (as defined in Exhibit F attached hereto) and the Americans with Disabilities Act (“Law(s)”), regarding the operation of Tenant’s business and the use and occupancy of the Premises, subject to Landlord’s delivery obligations as expressly set forth in this Lease. Without limiting the generality of the foregoing, and except as provided in Exhibit C attached hereto, Tenant shall be solely responsible for complying with all Laws that relate to operations of Tenant’s laboratory uses, and all Laws pertaining to equipment, installations and improvements used or required in connection with the operations of Tenant’s laboratory uses. Tenant shall comply with applicable laboratory practices, (including the use of safety equipment) and policies established by the Center for Disease Control and Prevention (the “CDC”), and its use of the Premises shall not exceed applicable Biosafety Level 2 (“BSL-2”) requirements and protocols in effect with respect to Tenant’s use from time to time, and Tenant shall store, use and dispose of Hazardous Materials in compliance with all applicable Environmental, Health and Safety Laws and shall comply with all Laws applicable to the handling, use or disposition of any Hazardous Materials in connection with the Back-Up Power And Supplemental Components referenced in Section 6 of Exhibit F. In addition, Tenant shall, at its sole cost and expense, promptly comply with any Laws that relate to the Base Building (defined below), but only to the extent such obligations are triggered by Tenant’s use of the Premises (other than for general office use), the Initial Tenant Work (unless such obligations are triggered solely due to the total cost of the Initial Tenant Work or by Tenant’s use of the Premises for general office use) or any Alterations (as defined in Section 8.01) in or about the Premises performed or requested by Tenant after the Term Commencement Date, provided that Landlord shall perform the Shell Condition Work and the Initial Tenant Work in compliance with all applicable Laws (subject to Tenant’s reimbursement obligations set forth in Section 3.02 above). Except to the extent the same are expressly set forth herein as obligations of Tenant, Landlord shall be responsible for the compliance of the Base Building with all applicable Laws. All costs incurred by Landlord for compliance work shall be included in Expenses except as otherwise expressly provided in Exhibit B attached hereto. “Base Building” shall include the structural portions of the Building, the common restrooms, and the Building mechanical, electrical, and plumbing systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. Tenant shall promptly provide Landlord with copies of any notices it receives regarding an alleged violation of Law.  Except as otherwise provided herein, Tenant shall be solely responsible, at Tenant’s sole cost and expenses, for obtaining all operational permits, licenses and approvals required in order for Tenant to use the Premises for the Permitted Use (excluding any permits, licenses, and approvals required for the construction of the Initial Tenant Work, which shall be Landlord’s responsibility). If any governmental license or permit required to be obtained by Tenant shall be required for the proper and lawful conduct of Tenant’s business at the Premises, and if the failure to secure such license or permit would in any way affect Landlord, the Premises, the Buildings or the Property or Tenant’s ability to perform any of its obligations under this Lease, Tenant, at Tenant’s expense, shall duly procure and thereafter maintain such license and submit the same to inspection by Landlord. Tenant, at Tenant’s expense, shall at all times comply in all material respects with the terms and conditions of each such license or permit. Within five (5) business days following Tenant’s receipt of Landlord’s written request therefor, Tenant shall provide Landlord with copies of any Environmental Health and Safety permits, licenses and registrations that are obtained or renewed during the Term. Tenant shall not exceed the standard density limit for the Building, which is 1 person per 150 useable square feet. Tenant shall not use or permit the use of any portion of the Premises or any equipment installed by Tenant or any party acting under or through Tenant in a manner that results in commercially unreasonable objectionable noise, odors, or vibrations emanating from the Premises and shall prevent the emanation of noxious odors, smoke, vibration, noise, water or other commercially

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unreasonable effects which constitute a nuisance or otherwise unreasonably interfere with the safety or comfort of Landlord or of any of the other occupants of the Building. Landlord agrees that Tenant’s use of the Premises for the Permitted Use shall not be objectionable provided that Tenant complies with the foregoing and its obligations under this Lease, Landlord and Tenant both acknowledging the fact that the Premises are in a multi-tenant Building, which includes office uses and the Permitted Use under this Lease. Without limiting the generality of the foregoing sentence, Tenant shall not use any portion of the Premises for a personal fitness or exercise area or install or use any exercise equipment therein.  Tenant shall comply with the rules and regulations of the Building attached as Exhibit E and such other reasonable rules and regulations adopted by Landlord from time to time, including rules and regulations for the performance of Alterations, of which Tenant has been given prior written notice and which do not materially decrease Tenant’s rights or materially increase Tenant’s obligations under this Lease. In the event of any conflict between the terms of this Lease and the rules and regulations, the terms of this Lease shall control. If the Premises or any portion thereof are located on a multi-tenant floor, Tenant shall cause all portions of such Premises that are visible from the Common Areas on such floors to be arranged, furnished, and lighted in a manner in which such Premises appears at all times to be occupied for the Permitted Use.
Notwithstanding anything to the contrary contained in this Lease, during the Term, (a) Tenant shall be entitled to the allocation of one hundred percent (100%) of the maximum allowable chemical quantities (both in use and in storage) permitted by MAQ Codes (defined below) for the 16th Floor Premises, (b) with respect to any Permitted Use of the Premises located on the 17th, 18th, or 19th floors of Building that is subject to regulation by MAQ Codes, the maximum allowable chemical quantities (both in use and in storage) permitted by MAQ Codes shall be allocated based on the proportion that the rentable square footage of the Premises located on the applicable floor bears to the total rentable square footage of such floor, and (c) Landlord shall not permit the use of the 16th floor of the Building or any portion thereof (excluding the 16th Floor Premises) for the use or storage of chemicals the quantities of which are regulated by the MAQ Codes. As used in this paragraph, “MAQ Codes” shall mean 780 CMR – Massachusetts State Building Code 9th Edition, 527 CMR – Massachusetts Comprehensive Fire Safety Code, and NEPA 45 – Standard on Fire Protection for Laboratories Using Chemicals, 2011 Edition.

6.	Letter of Credit.
Concurrently with Tenant’s execution and delivery of this Lease, Tenant shall deliver to Landlord a clean, irrevocable letter of credit in the amount set forth in Section 1, which shall comply with, which may be drawn by Landlord in accordance with, and which shall be subject to reduction in accordance with, the provisions of Exhibit G attached hereto (such letter of credit, together with any renewal or replacement thereof in accordance herewith, being referred to herein as the “Letter of Credit”).

7.	Building Services.
7.01    Building Services.  Landlord shall furnish Tenant with the following services: (a) water for use in the Base Building restrooms; (b) customary heat and air conditioning in season during Building Service Hours; (c) standard janitorial service for the office portions of the Premises on Business Days (it being acknowledged and agreed that Tenant shall be solely responsible for all cleaning with respect to the Lab Space as provided in Section 9.01); (d) elevator service; (e) electricity in accordance with the terms and conditions in Section 7.02; (f) access to the Building for Tenant and its employees 24 hours per day/7 days per week, subject to the terms of this Lease and such protective services or monitoring systems, if any, as Landlord may from time to time impose, including, without limitation, sign-in procedures and/or presentation of identification cards; and (g) such other services as Landlord reasonably determines are necessary or appropriate for the Property.  In addition, Tenant shall have the right to receive HVAC service during hours other than Building Service Hours by paying Landlord’s then standard charge for additional HVAC service and providing such prior notice as is reasonably specified by Landlord.  As of the Effective

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Date, Landlord’s standard charge for additional HVAC service is $64.00 per hour during warm weather months (generally commencing as of June 1st) and $47.00 per hour during cold weather months (generally commencing as of October 1st ). If Tenant is permitted to connect any supplemental HVAC units to the Building’s condenser water loop or chilled water line, such permission shall be conditioned upon Landlord having adequate excess capacity from time to time and such connection and use shall be subject to Landlord’s reasonable approval and reasonable restrictions imposed by Landlord, and Landlord shall have the right to charge Tenant a connection fee and/or a monthly usage fee, as reasonably determined by Landlord. Notwithstanding anything to the contrary, Landlord agrees that, throughout the Term of this Lease, 20 tons of condenser water will be available for the 16th Floor Premises and 5 tons of condenser water will be available for the 17th Floor Premises, provided that Tenant will be responsible, at Tenant’s sole cost and expense, for the installation, operation and maintenance of any condenser water pump(s) to the extent Tenant determines such pump(s) are necessary to maintain flow requirements. If, at Tenant’s request, Landlord, or an affiliated or third party service provider, provides any services that are not Landlord’s express obligation under this Lease, including, without limitation, any repairs which are Tenant’s responsibility pursuant to Section 9 below, Tenant shall pay to the applicable service provider the cost of such services plus a reasonable administrative charge.
7.02    Tenant Electricity.  As part of the Initial Tenant Work, Landlord shall deliver the Premises separately metered for electricity; provided, however, that if separate metering is not allowed by the utility company, then Landlord instead shall install sub-meters or check meter for the Premises. Without the consent of Landlord, Tenant’s use of electrical service shall not exceed the Building’s standard capacity, as reasonably determined by Landlord, based upon the Building standard electrical design load. To the extent the Premises are separately metered, Tenant shall timely pay the separate charges for such electricity service directly to the applicable utility company. With respect to the electricity charges hereunder that are not separately metered, Tenant shall make estimated monthly payments for such electricity charges hereunder, in advance on the first day of each month or partial month of the Term, based on amounts estimated by Landlord from time to time for such electricity charges, subject to periodic reconciliations based on actual meter readings and utility rates for the space and period in question.
7.03    Interruption of Services. Any interruption, diminishment or termination of services to the Premises (a “Service Failure”) due to the application of Laws, the failure of any equipment, the performance of maintenance, repairs, improvements or alterations, utility interruptions or the occurrence of an event of Force Majeure (as defined in Section 21.06) or any other cause shall not give rise to an abatement of Rent or relieve Tenant from the obligation to fulfill any covenant or agreement, except as provided in this Section 7.03. If the Premises, or any portion thereof, are made untenantable as a result of a Service Failure not caused by Tenant, and such Service Failure continues for a period in excess of five (5) consecutive Business Days after written notice thereof to Landlord, then Tenant shall be entitled to receive an abatement of Rent payable hereunder during the period commencing on the day following such five (5) Business-Day period and ending on the day the services have been restored.  If the entire Premises has not been rendered untenantable by such Service Failure, the amount of abatement shall be equitably prorated.  Notwithstanding the foregoing or anything to the contrary contained in this Lease, if any Service Failure not caused by Tenant is not cured within one hundred eighty (180) days following the date the Service Failure commences, then Tenant shall have the right, at its sole election, to terminate this Lease by giving written notice of such termination to Landlord at any time following the end of such one hundred eighty (180) day period until such time as the Service Failure is cured. This Section shall not apply to any Service Failure arising from a casualty event governed by Section 14 below. The remedies set forth in this Section 7.03 shall be Tenant’s sole remedies for a Service Failure.
7.04    Reservations.  Without limiting the generality of the foregoing, Landlord reserves the right from time to time to modify components of the access procedures for the Building or other portions of the Property, to change the number of lobby attendants, or to institute, modify, supplement, or discontinue any

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particular access control procedures or equipment for the Building, whether during or after business hours.  Landlord does not warrant or guarantee the effectiveness of any such system or procedures.  Tenant expressly disclaims any such warranty, guarantee, or undertaking by Landlord with respect thereto and acknowledges that access control procedures from time to time in effect are solely for the convenience of tenants generally and are not intended to secure the Premises or to guarantee the physical safety of any persons in or about the Premises or the Property.  Tenant shall be responsible for securing the Premises, including without limitation by Tenant’s installation of access card readers or other security equipment for the Premises in accordance with Exhibit C and/or Section 8 and by restricting or monitoring access into and from the Premises by its employees or other invitees.  At the time that any Tenant employee (or other person acting under or through Tenant) who has been issued a Building access card is terminated or otherwise ceases to work at the Premises, Tenant shall inactivate the Building access card for such person and, notify the Building’s property manager that such person should be removed from the active list for Building access cards.

8.	Alterations
8.01    Alterations.  Tenant shall not make alterations, repairs, additions or improvements or install any Cable (collectively referred to as “Alterations”, which shall not include any alterations, repairs, additions, or improvements made as a part of the Shell Condition Work or the Initial Tenant Work) in the Premises, without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed. “Cable” shall mean and refer to any electronic, fiber, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant or any party acting under or through Tenant.  Prior to starting work on any Alterations, Tenant shall furnish Landlord with plans and specifications (which shall be in CAD format if requested by Landlord); names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Base Building and vertical Cable, as may be described more fully below); required permits and approvals; evidence of contractor’s and subcontractor’s insurance in amounts reasonably required by Landlord and naming as additional insureds the Landlord, the managing agent for the Building, and such other Additional Insured Parties (as defined in Section 13) as Landlord may designate for such purposes; and any security for performance in amounts reasonably required by Landlord.  Landlord may designate specific contractors with respect to oversight, installation, repair, connection to, and removal of vertical Cable.  All Cable shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Cable with wire) to show Tenant’s name, suite number, and the purpose of such Cable (i) every 6 feet outside the Premises (specifically including, but not limited to, the electrical room risers and any Common Areas), and (ii) at the termination point(s) of such Cable.  Changes to the plans and specifications must also be submitted to Landlord for its approval.  Alterations shall be constructed in a good and workmanlike manner using materials of a quality reasonably approved by Landlord, and Tenant shall ensure that no Alteration impairs any Building system or Landlord’s ability to perform its obligations hereunder. Tenant shall reimburse Landlord for any third-party expenses incurred by Landlord in connection with the review, inspection, and coordination of Tenant’s plans for Alterations and Tenant’s performance thereof and pay to Landlord or its managing agent a fee for Landlord’s administrative oversight and coordination of any Alterations equal to 2.0% of the hard costs of the Alterations. Upon completion, Tenant shall furnish “as-built” plans (in CAD format, if requested by Landlord) for Alterations, customary AIA completion affidavits, full and final waivers of lien, any applicable certificate of occupancy for the space affected by such Alterations, and any other items required under the Building’s construction rules and regulations for closing out the particular work in question.  Landlord’s approval of an Alteration shall not be deemed to be a representation by Landlord that the Alteration complies with Law or will not adversely affect any Building system.  If any Alteration requires any change to the Base Building, any Building system, or any Common Area, then such changes shall be made at Tenant’s sole cost and expense and performed, at Landlord’s election, either by Tenant’s contractor or a contractor engaged by Landlord.  Notwithstanding the foregoing, Landlord’s consent shall not be required for any Alteration that satisfies all of the following criteria (a “Cosmetic

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Alteration”):  (a) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (b) is not visible from the exterior of the Premises or Building; (c) will not affect the Base Building (defined in Section 5); and (d) does not require work to be performed inside the walls or above the ceiling of the Premises.  Cosmetic Alterations shall be subject to all the other provisions of this Section 8.03, to the extent applicable thereto.  Notwithstanding anything to the contrary contained in this Lease, the provisions of this Section 8.01, including, without limitation, the administrative fee set forth herein, shall not apply to any alterations, additions, or improvements performed as a part of the Shell Condition Work or the Initial Tenant Work.
8.02    Liens.  Tenant shall not cause or permit any mechanics’ or other liens to be placed upon the Property, the Premises, or Tenant’s leasehold interest hereunder in connection with any work or service done by or for the benefit of Tenant, its subtenants, or any other party acting under or through Tenant (excluding the Initial Tenant Work to be undertaken by the Landlord).  Except in the event of an emergency, Tenant shall give Landlord notice at least five (5) Business Days prior to the commencement of any work in the Premises to afford Landlord the opportunity, where applicable, to post and record notices of non-responsibility.  Tenant, within ten (10) Business Days after notice from Landlord, shall fully discharge any such lien by settlement, by bonding or by insuring over the lien in the manner prescribed by the applicable lien Law.  If Tenant fails to timely discharge such lien within such period, in addition to any other remedies available to Landlord as a result of such failure, Landlord, at its option, may bond, insure over or otherwise discharge the lien.  Tenant shall reimburse Landlord for any amount paid by Landlord to discharge such lien, including, without limitation, reasonable attorneys’ fees.  Landlord shall have the right to require Tenant to post a performance or payment bond in connection with any work or service done or purportedly done by or for the benefit of Tenant.  Tenant acknowledges and agrees that all such work or service is being performed for the sole benefit of Tenant and not for the benefit of Landlord.
8.03    Leasehold Improvements.  All Leasehold Improvements shall, except as expressly provided in this Lease, remain upon the Premises at the end of the Term without compensation to Tenant.  “Leasehold Improvements” shall mean and include all Initial Tenant Work and other leasehold improvements from time to time existing in or to the Premises, including without limitation any such leasehold improvements (if any) that exist as of the Term Commencement Date under this Lease or that are made by or for the benefit of Tenant (or any party acting under or through Tenant) before the Term Commencement Date or thereafter from time to time during the Term.  Landlord, by written notice to Tenant at the time of Landlord’s approval of the plans therefor, may require Tenant, at Tenant’s expense, to remove at the end of the Term any Leasehold Improvements that, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (“Required Removables”).  Required Removables may include, without limitation, laboratory fixtures, laboratory equipment and specialized improvements for laboratory uses, raised floors, private baths and showers, vaults, rolling file systems, slab penetrations, structural alterations and modifications and any Cable installed by or on behalf of Tenant; provided, however, that, notwithstanding anything to the contrary contained in this Lease, but subject to Section 5 of Exhibit F attached hereto, Required Removables shall not include the Dedicated Venting System, the Back-Up Power and Supplemental System (as defined below), typical intercommunicating internal stairways or staircases or any standard core restroom facilities, the same shall not be required to be removed by Tenant at the end of the Term, and Landlord shall indicate in writing at the time of Landlord’s approval of the Construction Documents whether or not such improvements are required to be removed by Tenant at the end of the Term. The Required Removables shall be removed by Tenant before the expiration or earlier termination of this Lease in accordance with Section 20.
8.04    Signage. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord.  On or before the Substantial Completion Date, Landlord shall provide and install

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a stainless steel plaque with Tenant’s logo as shown on Exhibit I attached hereto to be installed near the high-rise elevator bank in the location shown on Exhibit I attached hereto (“Tenant’s Elevator Bank Signage”). For any portion of the Premises on a floor that is not entirely leased by Tenant, elevator lobby signage identifying Tenant using Building standard graphics shall be installed by Landlord at its expense, provided that any changes to a Tenant’s initial elevator lobby signage shall be made by Landlord at Tenant’s expense.  All tenant identification and suite numbers at the entrance to the Premises on any floor that is not entirely leased by Tenant shall be subject to Landlord’s prior written approval in Landlord’s reasonable discretion, and shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Notwithstanding anything herein to the contrary (a) for any portion of the Premises that constitutes an entire floor of the Building, Tenant, at Tenant’s sole cost, may install interior signage on such floor which is not visible from the exterior of the Premises without Landlord’s prior written consent, and (b) Landlord hereby approves the design and style of Tenant’s logo as shown on Exhibit I-1 attached hereto, for use as a part of Tenant’s signage.

9.	Repairs and Maintenance.
9.01    Tenant Obligations.  Tenant, at its sole cost and expense, shall perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and keep the Premises in good condition and repair, reasonable wear and tear, damage by casualty or the acts of Landlord, and matters for which Landlord is responsible under this Lease, excepted. Tenant’s repair and maintenance obligations include, without limitation, repairs to: (a) floor covering; (b) interior partitions; (c) doors; (d) the interior side of demising walls; (e) Alterations (described in Section 8); (f) supplemental air conditioning units, kitchens, including hot water heaters, plumbing, and similar facilities exclusively serving the Premises or any portion thereof, whether such items are installed by Tenant or are currently existing in the Premises; and (g) any Cable.  Tenant shall maintain in effect throughout the Term maintenance contracts for any such supplemental air conditioning units or other specialty equipment exclusively serving the Premises and, from time to time upon Landlord’s request, provide Landlord with a copy of such maintenance contract and reasonable evidence of its service record.  All repairs and other work performed by Tenant or its contractors, including that involving Cable, shall be subject to the terms of Section 8.01 above.  If Tenant fails to make any repairs to the Premises required hereunder of Tenant for more than thirty (30) days after notice from Landlord (although notice shall not be required in an emergency), and if such repairs cannot be completed in such thirty (30) day period, if Tenant fails to commence such repairs within such thirty (30) day period and thereafter fails to diligently pursue such repairs until completion, Landlord may make the repairs, and, within thirty (30) days after Tenant’s receipt of Landlord’s written demand therefor, Tenant shall pay to Landlord the reasonable cost of the repairs.
Landlord shall have no obligation to provide any cleaning, janitorial or refuse or waste removal services in or to the laboratory space to be located in the 16th Floor Premises (the “Lab Space”), which Lab Space is presently shown on the fit plan attached as part of Schedule C-2 hereto (the “Fit Plan”). Landlord and Tenant agree to amend this Lease to reflect the final, as-built Lab Space. Tenant shall be responsible, at its sole cost and expense, for providing cleaning and janitorial services to such Lab Space in a neat and first-class manner consistent with the cleaning standards generally prevailing in comparable buildings in the Greater Boston area for laboratory and office space or as otherwise reasonably established by Landlord in writing from time to time, using an insured contractor or contractors selected by Tenant and approved in writing by Landlord. Tenant shall also be responsible to arrange for, at Tenant’s sole cost and expense, any waste (including biomedical, hazardous and laboratory waste) and refuse removal services for Tenant’s operations at the Premises. All such waste (including biomedical, hazardous and laboratory waste) and refuse removal shall be performed in compliance with applicable Environmental, Health and Safety Laws using licensed laboratory waste disposal companies. All waste (including biomedical, hazardous and laboratory waste) and refuse shall be stored in the Premises and shall be removed as required by applicable Environmental, Health and Safety Laws. Tenant shall also cause all extermination of vermin in the

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Premises to be performed by companies reasonably approved by Landlord in writing and shall contract and utilize pest extermination services for the Premises as reasonably necessary or as requested by Landlord. Landlord agrees that its approval of any contractors or companies under this paragraph shall not be unreasonably withheld, conditioned, or delayed; provided, however, that Landlord shall have the right to require any contractor or subcontractor performing work at the Premises or the Building, including without limitation, any contractor providing cleaning and janitorial services for the Lab Space, to employ union labor and any construction manager used by Tenant in connection with work at the Premises or the Building to be a union-associated construction manager.
9.02    Landlord Obligations.  Landlord shall keep and maintain in good repair and working order, perform maintenance upon, and replace, as and when necessary (a) the structural elements of the Building; (b) the mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general; (c) the Common Areas; (d) the roof and roof membrane of the Building; (e) the exterior windows of the Building; and (f) the elevators serving the Building.  Subject to reasonable wear and tear, Landlord shall from time to time make repairs for which Landlord is responsible hereunder.

10.	Entry by Landlord.
Landlord may enter the Premises to inspect, show to current lenders, prospective lenders or purchasers of the Building, and prospective tenants of the Premises or any portion thereof, or clean the Premises or to perform or facilitate the performance of repairs, alterations or additions to the Premises or any portion of the Building.  Except in emergencies or to provide Building services, Landlord shall provide Tenant with reasonable (but not less than forty-eight (48) hours) prior verbal notice of entry.  In connection with any such entry for non-emergency work performed during Building Service Hours, Landlord shall use reasonable efforts, consistent with the operation of a first-class high rise building, not to unreasonably interfere with Tenant’s use of the Premises.  Except in the case of emergencies, Tenant shall have the right to accompany Landlord and/or its agents, representatives, or contractors during any entry onto the Premises by Landlord or its agents, representatives, or contractors. In addition, in connection with any entry to show the Premises to prospective tenants, Landlord shall comply with any reasonable privacy and security protocols established by Tenant for the Lab Space to ensure the confidentiality of any proprietary information. If reasonably necessary, Landlord may temporarily close all or a portion of the Common Areas of the Building to perform repairs, alterations and additions, and portions of the Premises in order to perform any maintenance or repairs pursuant to Section 9 of this Lease; provided, that, except in emergencies, any such work that would unreasonably prevent the use of or access to such portions of the Premises during Building Service Hours will be performed on weekends or after Building Service Hours.  Any such entry by Landlord in accordance with the terms of this Section 10 shall not constitute a constructive eviction or entitle Tenant to an abatement or reduction of Rent.

11.	Assignment and Subletting.
11.01    Transfers.  Except in connection with a Permitted Transfer (defined in Section 11.04), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use all or any portion of the Premises (in each such case, collectively or individually, a “Transfer” to a “Transferee”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed if Landlord does not exercise its recapture rights under Section 11.02.  Without limitation, it is agreed that Landlord’s consent shall not be considered unreasonably withheld if the proposed Transferee (a) is a governmental entity, (b) is an occupant of the Building, (c) whether or not an occupant of the Building, has exchanged written bona fide proposals with Landlord regarding the leasing of space within the Building within the preceding six (6) months, (d) is incompatible with the character of occupancy of the Building, (e) intentionally deleted, or (f) would subject the Premises to a use which would: (i) involve a material increase in personnel or material increase in wear upon the

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Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require material expense for any addition to or modification of the Premises or the Building in order to comply with applicable Laws; or (iv) involve a violation of the Permitted Use clauses of this Lease. Any Transfer in violation of this Section shall, at Landlord’s option, be deemed a Default by Tenant as described in Section 16.01, and shall be voidable by Landlord. In no event shall any Transfer, including a Permitted Transfer, release or relieve Tenant from any obligation under this Lease, and the Tenant originally named in this Lease shall remain primarily liable for the performance of the tenant’s obligations under this Lease, as amended from time to time.
11.02    Process.  Tenant shall provide Landlord with financial statements for the proposed Transferee, a fully executed copy of the proposed assignment, or sublease, and such other information as Landlord may reasonably request. Within ten (10) Business Days after receipt of the required information and documentation, Landlord shall either: (a) consent to the Transfer by execution of a consent agreement in a form reasonably designated by Landlord; (b) reasonably refuse to consent to the Transfer in writing; or (c) in the event of a proposed assignment of this Lease or subletting of at least the entire portion of the Premises located on a floor, recapture the portion of the Premises that Tenant is proposing to Transfer, and give Tenant written notice of the same.  If Landlord fails to give Tenant such written notice within such ten (10) Business Day period, then Landlord shall be deemed to have waived its right to recapture the portion of the Premises that Tenant is proposing to Transfer, but shall be deemed to have refused consent to such Transfer. If Landlord exercises its right to recapture, this Lease shall automatically be amended (or terminated if the entire Premises is being assigned or sublet) to delete the applicable portion of the Premises effective on the proposed effective date of the Transfer, although Landlord may require Tenant to execute a reasonable amendment or other document reflecting such reduction or termination.  Tenant shall pay to Landlord the reasonable costs and attorneys’ fees incurred by Landlord in connection with such requested Transfer.
11.03    Excess Payments.  In the event, if any, that (i) all rent and other cash consideration (including without limitation, any parking charges in excess of the rates charged by Landlord to Tenant, any payment in excess of fair market value for services rendered by Tenant to the Transferee and any payment in excess of fair market value for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the Transferee in connection with such Transfer) which Tenant receives as a result of a Transfer exceeds (ii) the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer, then Tenant shall, at Landlord’s election, pay to Landlord an amount equal to fifty percent (50%) of such excess, from time to time on a monthly basis upon Tenant’s receipt of such excess; provided that in determining any such excess, Tenant may deduct from the excess all reasonable and customary expenses incurred by Tenant in connection with such Transfer, including, without limitation, any remodeling or redecorating costs, improvement allowances, reasonable legal costs, and brokerage fees) incurred by Tenant in connection with such Transfer, except that any construction costs incurred by Tenant in connection with such Transfer shall be deducted on a straight-line basis over the term of the applicable Transfer.  If Tenant is in Default, Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of Tenant’s share of payments received by Landlord.
11.04    Permitted Transfers.  Tenant may assign this Lease to a successor to Tenant by merger, consolidation, or the purchase of all or substantially all of Tenant’s assets (a “Successor”), or assign this Lease or sublet all or a portion of the Premises to an Affiliate (defined below), without the consent of Landlord, and the provisions of Sections 11.01, 11.02, and 11.03 above shall not apply to such assignment of subletting, provided that all of the following conditions are satisfied (a “Permitted Transfer”):  (a) Tenant must not be in Default, (b) Tenant shall give written notice to Landlord at least ten (10) days prior to the effective date of the Permitted Transfer, if permissible, or otherwise as soon as is reasonably practicable following the Transfer, and (c) any transferee pursuant to a merger, consolidation or the purchase of all or

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substantially all of Tenant’s assets shall have a tangible net worth at least equal to that of Tenant as of the date of such transfer. Tenant’s notice to Landlord shall include information and documentation evidencing that the Transfers qualifies as a Permitted Transfer hereunder and that each of the above conditions has been satisfied.  As used herein, “Affiliate” shall mean an entity controlled by, controlling or under common control with Tenant that is not a Successor.  In the event that, at any time after a Permitted Transfer, the Affiliate to which the Permitted Transfer is made ceases to qualify as an Affiliate of the original Tenant, such event shall be deemed a Transfer that is subject to the provisions of Sections 11.01, 11.02, and 11.03 above. In no event shall any Permitted Transfer to an Affiliate or a Successor (to the extent Tenant remains in existence) release or relieve Tenant from any obligation under this Lease, and in such event Tenant shall remain primarily liable for the performance of the tenant’s obligations under this Lease, as amended from time to time.
11.05    Prohibited Matters.  Without limiting Landlord’s right to withhold its consent to any transfer by Tenant, and regardless of whether Landlord shall have consented to any such transfer, neither Tenant nor any other person having an interest in the possession, use or occupancy of the Premises or any part thereof shall enter into any lease, sublease, license, concession, assignment or other transfer or agreement for possession, use or occupancy of all or any portion of the Premises which provides for rent or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person or entity from the space so leased, used or occupied, and any such purported lease, sublease, license, concession, assignment or other transfer or agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use or occupancy of all or any part of the Premises.
11.06    Permitted Business Occupants. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, without the consent of Landlord, to designate portions of the Premises, not to exceed ten percent (10%) of the Premises in the aggregate and which portion(s) shall not be separately demised, for temporary use by third parties who provide services in support of Tenant’s operations for the Permitted Use, including without limitation, Tenant’s consultants, auditors, and caterers (“Permitted Business Occupants”) without being subject to this Section 11; provided, that (a) in no event shall the use of any portion of the Premises by any such Permitted Business Occupant create or be deemed to create any right, title or interest of such Permitted Business Occupant in any portion of the Premises or this Lease, (b) such use or occupancy shall terminate automatically upon the termination of this Lease, (c) no demising walls shall be erected (or shall otherwise be required by applicable Law) in the Premises separating the space used by a Permitted Business Occupant from the remainder of the Premises, provided, however, Tenant may install cubicles for the Permitted Business Occupants and for Tenant’s employees, (d) there shall be no separate identification of any Permitted Business Occupant in the elevator lobby or any entrance to the Premises, and (e) such Permitted Business Occupants shall carry such insurance as Landlord may reasonably require. Upon the written request of Landlord, Tenant shall notify Landlord in writing of all Permitted Business Occupants (if any) occupying the Premises.

12.	Notices.
All demands, approvals, consents or notices (collectively referred to as a “notice”) shall be in writing and delivered by hand or sent by express mail or by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Section 1; provided, however, notices sent by Landlord regarding general Building operational matters may be posted in the Building mailroom or the general Building newsletter or sent via e-mail to the e-mail address provided by Tenant to Landlord for such purpose.  In addition, if the Building is closed (whether due to emergency, governmental order or any other reason), then any notice address at the Building shall not be deemed a required notice address during such closure, and, unless Tenant has provided an alternative valid notice address to Landlord for use during such closure, any notices sent during such closure may be sent via e-mail or in any other practical manner reasonably

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designed to ensure receipt by the intended recipient.  Each notice shall be deemed to have been given or received on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or any other Notice Address of Tenant without providing a new Notice Address, three (3) Business Days after notice is deposited in the U.S. mail or with a courier service in the manner described above.  Either party may, at any time, change its Notice Address (other than to a post office box address) by giving the other party written notice of the new address.

13.	Indemnity and Insurance.
13.01    Indemnification.  Subject to Sections 13.04 and 17.04 of this Lease, except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), and to the maximum extent permitted under applicable Law, Tenant shall indemnify, defend and hold Landlord and Landlord Related Parties harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (collectively referred to as “Losses”), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties by any third party arising out of or in connection with any damage or injury occurring in the Premises or to the extent arising out of or in connection with any negligence or willful misconduct of Tenant, its trustees, managers, members, principals, beneficiaries, partners, officers, directors, employees and agents (the “Tenant Related Parties”) or any of Tenant’s transferees, contractors or licensees, which indemnification hereunder, for the avoidance of doubt, shall also include such Losses by reason of any failure of Tenant to keep, observe or perform any of its obligations under Sections 5 or 6 of Exhibit F, or by reason of any damage to any property (including but not limited to property of any Landlord Related Party) or any injury (including but not limited to death) to any person occurring in, on, or about the Building, to the extent that such injury or damage shall arise from the operation, maintenance, testing, refueling or cleaning of the Back-Up Power And Supplemental Components. Notwithstanding anything to the contrary, Tenant’s indemnification obligations under this Lease shall not apply to any Losses arising prior to the Term Commencement Date, except to the extent caused by Tenant or any employees, agents, contractors or vendors on behalf of Tenant and not Landlord. To the maximum extent permitted under applicable Law, but subject to Sections 13.04 and 17.04 of this Lease, and except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties, Tenant hereby waives all claims against and releases Landlord and its trustees, managers, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagees (defined in Section 20) and agents (the “Landlord Related Parties”) from all claims for any damage to property or business loss in any manner related to (a) Force Majeure, (b) acts of third parties (which are not Landlord-Related Parties or parties acting by or through Landlord), (c) the bursting or leaking of any tank, water closet, drain or other pipe, or (d) the inadequacy or failure of any security or protective services, personnel or equipment.
Subject to Sections 13.04 and 17.04 of this Lease, except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties, and to the maximum extent permitted under applicable Law, Landlord shall, during the Term, indemnify, defend and hold Tenant and Tenant Related Parties harmless against and from all Losses which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties by any third party arising out of or in connection with any damage or injury occurring in the Common Areas to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties. To the maximum extent permitted under applicable Law, but subject to Sections 13.04 and 17.04 of this Lease, and except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties, Landlord hereby waives all claims against and releases Tenant and its trustees, managers, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagees (defined in Section 20) and agents (the “Tenant Related Parties”) from all claims for any damage to property located in areas of the Building outside of the Premises or business loss in any manner related to (a) Force Majeure, or (b) acts of third parties (which are not Tenant-Related Parties or parties acting by or through Tenant).

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13.02    Tenant’s Insurance.  Tenant shall maintain the following coverages in the following amounts throughout the Term (and during any other periods before or after the Term during which Tenant or any Tenant Related Party enters into or occupies all or any portion of the Premises):
(a)    Commercial General Liability Insurance covering claims of bodily injury, personal injury and property damage arising out of Tenant’s operations and contractual liabilities, including coverage formerly known as broad form, on an occurrence basis, with limits of $1,000,000 each occurrence and $2,000,000 annual aggregate and excess/umbrella limit of $5,000,000.00.
(b)    Property insurance covering (i) Tenant’s Property (as defined below), and (ii) any Leasehold Improvements in the Premises, whether installed by or for the benefit of Tenant under this Lease (“Tenant-Insured Improvements”). Such insurance shall be written on an “all risks” basis for physical loss or damage, for the full replacement cost value (subject to reasonable deductible amounts) without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance, and shall include coverage for damage or other loss caused by fire or other peril, including vandalism and malicious mischief, theft, water damage, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.
(c)    Worker’s Compensation and Employer’s Liability or other similar insurance to the extent required by Law.
The limits of insurance required to be carried by Tenant shall not limit Tenant’s liability.  Such insurance shall (i) be issued by an insurance company that has an A.M. Best rating of not less than A-VIII; and (ii) be in form and content reasonably acceptable to Landlord. In the event that Tenant receives any notice of cancellation or material changes to the insurance policies required under this Lease, Tenant shall notify Landlord of the same within five (5) days after Tenant’s receipt of such notice.  Tenant’s Commercial General Liability Insurance shall (a) name Landlord, Landlord’s managing agent, and any other party designated by Landlord, written notice of which is provided to Tenant (“Additional Insured Parties”) as additional insureds; and (b) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and non-contributing with Tenant’s insurance.  Tenant shall deliver to Landlord, on or before the Term Commencement Date and at least fifteen (15) days before the expiration dates thereof, certificates from Tenant’s insurance company on the forms currently designated “ACORD 28” (Evidence of Commercial Property Insurance) and “ACORD 25-S” (Certificate of Liability Insurance) or the equivalent.  Attached to the ACORD 25-S (or equivalent) there shall be a blanket Additional Insured endorsement or a specific endorsement naming the Additional Insured Parties as additional insureds which shall be binding on Tenant’s insurance company. Notwithstanding the foregoing, if the foregoing requirement that the insurance company provide prior notice to Landlord of cancellation or material change of the applicable policy cannot reasonably be obtained based on then-prevailing insurance industry practices, Tenant shall so advise Landlord of such unavailability and shall instead provide Landlord with notice of any such cancellation or material change as provided above.  The insurance coverages set forth in (a) and (b) of this Section 13.02 shall also include coverage for the obligations of the Tenant related to the use of the Dedicated Venting System and the Back-Up Power And Supplemental Components referenced in Exhibit F attached to this Lease.
Tenant shall maintain such increased amounts of the insurance required to be carried by Tenant under this Section 13.02, and such other types and amounts of insurance covering the Premises and Tenant’s operations therein, as may be reasonably requested by Landlord, but not in excess of the amounts and types of insurance then being required by landlords of buildings comparable to and in the vicinity of the Building.
13.03    Tenant’s Property.  All furnishings, fixtures, equipment, and other personal property and effects of Tenant and of all persons claiming through Tenant which from time to time may be on the

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Premises or elsewhere in the Building (collectively, “Tenant’s Property”) shall be at the sole risk of Tenant to the maximum extent permitted by law and shall be kept insured by Tenant throughout the Term (and during any other periods before or after the Term during which Tenant or any Tenant Related Party enters into or occupies all or any portion of the Premises) at Tenant’s expense in accordance with Section 13.02.  Tenant’s Property expressly includes all business fixtures and equipment, including without limitation any security or access control systems installed by Tenant for the Premises, filing cabinets and racks, removable cubicles and partitions, kitchen equipment, computers and related equipment, raised flooring, supplemental cooling equipment, audiovisual and telecommunications equipment, non-building standard signage, and other tenant equipment installations, in each case including related conduits, cabling, and brackets or mounting components therefor and any connectors to base building systems and in each case whether installed or affixed in or about the Premises, in building core areas, or elsewhere in the Building. Tenant’s Property shall not include items installed in, to, or at the Premises as a part of the Initial Tenant Work.
13.04    Waiver of Subrogation. Each party waives, and shall cause its insurance carrier to waive, any right of recovery against the other for any loss of or damage to property which loss or damage is (or, if the insurance required hereunder had been carried, would have been) covered by insurance. For purposes of this Section 13.04, any deductible or self-insured retention with respect to a party’s insurance shall be deemed covered by, and recoverable by such party under, valid and collectable policies of insurance.
13.05    Landlord’s Insurance. Landlord shall maintain all-risk property insurance, insuring the full replacement cost of the Premises (excluding Tenant-Insured Improvements), the Building, and the Property, including the Common Areas. Landlord shall also carry, during the Term, Commercial General Liability Insurance with respect to the Common Areas, with contractual liability insurance, in a combined single limit of not less than $2,000,000 per occurrence for bodily injury, personal injury and property damage naming Tenant as an additional insured to the extent Landlord indemnifies Tenant under Section 13.01 of this Lease.

14.	Casualty Damage.
14.01    Casualty.  If all or any portion of the Premises becomes untenantable or inaccessible by fire or other casualty to the Premises or the Common Areas (collectively a “Casualty”), Landlord, with reasonable promptness, but in no event later than ninety (90) days following the date of such Casualty, shall cause a general contractor selected by Landlord to provide Landlord with a written estimate of the amount of time required, using standard working methods, to substantially complete the repair and restoration of the Premises and any Common Areas necessary to provide access to the Premises (“Completion Estimate”).  Landlord shall promptly forward a copy of the Completion Estimate to Tenant.  If the Completion Estimate indicates that the Premises and any Common Areas necessary to provide access to the Premises cannot be made tenantable and the Premises and such Common Areas restored to the condition immediately prior to the Casualty within one hundred eighty (180) days from the date of the Casualty, then either party shall have the right to terminate this Lease upon written notice to the other within thirty (30) days after Tenant’s receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease under the immediately preceding sentence if the Casualty was caused by the willful misconduct of Tenant or any Tenant Related Parties. In addition, (a) either party, by notice to the other party within ninety (90) days after the date of the Casualty, shall have the right to terminate this Lease if the Premises have been materially damaged and less than two (2) years of the Term remain after the date of the Casualty, (b) Landlord, by written notice to Tenant within ninety (90) days after the date of the Casualty, shall have the right to terminate this Lease if (1) any Mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (2) a material uninsured loss to the Building or Premises occurs; provided, however, that Landlord may only exercise its right to termination this Lease under this clause (b) if it terminates the leases of all other tenants of the Building similarly affected by such

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Casualty, and (c) Tenant shall have the right to terminate this Lease if the Premises or any Common Areas necessary to provide access to the Premises are not restored within two hundred ten (210) days from the date of the Casualty (subject to extension due to any events of Force Majeure for a period not to exceed thirty (30) days), upon thirty (30) days’ prior written notice to Landlord, provided that if such restoration is completed on or before the expiration of such thirty (30) day period, then such termination shall be deemed null and void and this Lease shall continue in full force and effect. If this Lease is terminated by either party on account of any Casualty as provided in this Section 14, then Tenant shall pay to Landlord (by assignment or otherwise) the insurance proceeds paid or payable to Tenant under the policy(ies) referred to in Section 13.02(b) on account of the damage to or loss of the Leasehold Improvements in the Premises; however, from any such proceeds actually received by Tenant, Tenant shall be entitled to retain any amount up to the depreciated amount of the Excess Tenant Work Costs after deduction of the Allowance.
14.02    Restoration.  If this Lease is not terminated, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, restore the Premises and Common Areas, subject to the following provisions.  Such restoration shall be to substantially the same condition that existed prior to the Casualty, except for modifications required by Law or any other modifications to the Common Areas deemed desirable by Landlord. Upon notice from Landlord, Tenant shall assign or endorse over to Landlord (or to any party designated by Landlord) all property insurance proceeds payable to Tenant under Tenant’s insurance with respect to any Leasehold Improvements. Such insurance proceeds shall be paid to Landlord in accordance with the procedures set forth in Exhibit C attached hereto. In no event shall Landlord be required to spend more for the restoration of the Premises and Common Areas than the proceeds received by Landlord.  Landlord shall not be liable for any inconvenience to Tenant, or injury to Tenant’s business resulting in any way from the Casualty or the repair thereof.  During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a Casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant.

15.	Condemnation.
Either party may terminate this Lease if any material part of the Premises is taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a “Taking”).  Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would have a material adverse effect on Landlord’s ability to profitably operate the remainder of the Building; provided, however, that Landlord may not terminate this Lease as aforesaid unless it terminates the leases of all other tenants of the Building similarly affected by such Taking. Tenant shall have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would have a material adverse effect, as reasonably determined by Tenant, on Tenant’s rights to occupy the Premises pursuant to the terms of the Lease. The terminating party shall provide written notice of termination to the other party within forty five (45) days after it first receives notice of the Taking.  The termination shall be effective as of the effective date of any order granting possession to, or vesting legal title in, the condemning authority.  If this Lease is not terminated, Base Rent and Tenant’s Proportionate Share shall be appropriately adjusted to account for any reduction in the square footage of the Building or Premises. All compensation awarded for a Taking shall be the property of Landlord.  The right to receive compensation or proceeds are expressly waived by Tenant, provided, however, Tenant may file a separate claim for Tenant’s Property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the amount of Landlord’s award.  If only a part of the Premises is subject to a Taking and this Lease is not terminated, Landlord, with reasonable diligence, will restore the remaining portion of the Premises as nearly as practicable to the condition immediately prior to the Taking.

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16.	Events of Default.
16.01    Default.  In addition to any other Default specifically described in this Lease, each of the following occurrences shall be a “Default”: (a) Tenant’s failure to pay any portion of Rent when due, if the failure continues for seven (7) Business Days after written notice to Tenant (“Monetary Default”); (b) Tenant’s failure (other than a Monetary Default) to comply with any term, provision, condition or covenant of this Lease, if the failure is not cured within thirty (30) days after written notice to Tenant provided, however, if Tenant’s failure to comply cannot reasonably be cured within such thirty (30) -day period, Tenant shall be allowed additional time as is reasonably necessary to cure the failure so long as Tenant begins the cure within such thirty-(30)-day period and diligently pursues the cure to completion; (c) Tenant effects or permits a Transfer without Landlord’s required approval (where such approval is required under this Lease) or otherwise in violation of Section 11 of this Lease; (d) Tenant or any guarantor becomes insolvent, makes a transfer in fraud of creditors, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts when due or forfeits or loses its right to conduct business; (e) the leasehold estate is taken by process or operation of Law; or (f) if a receiver, guardian, conservator, trustee in bankruptcy or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant’s or any guarantor’s property and such appointment is not discharged within ninety (90) days thereafter, or if a petition including, without limitation, a petition for reorganization or arrangement is filed by Tenant or any guarantor under any bankruptcy law or is filed against Tenant or any guarantor and, in the case of a filing against Tenant only, the same shall not be dismissed within ninety (90) days from the date upon which it is filed.
16.02    Remedies. Upon the occurrence of any Default, Landlord may, immediately or at any time thereafter, elect to terminate this Lease by notice of termination, by entry, or by any other means available under law and may recover possession of the Premises as provided herein. Upon termination by notice, by entry, or by any other means available under law, Landlord shall be entitled immediately, in the case of termination by notice or entry, and otherwise in accordance with the provisions of law to recover possession of the Premises from Tenant and those claiming through or under the Tenant. Except as provided in this Lease, such termination of this Lease and repossession of the Premises shall be without prejudice to any remedies which Landlord might otherwise have for arrears of rent or for a prior breach of the provisions of this Lease. Tenant waives any statutory notice to quit and equitable rights in the nature of further cure or redemption, and Tenant agrees that upon Landlord’s termination of this Lease Landlord shall be entitled to re-entry and possession in accordance with the terms hereof. Landlord may, without notice, store Tenant’s personal property (and those of any person claiming under Tenant) at the expense and risk of Tenant or, if Landlord so elects, Landlord may sell such personal property at public auction or auctions or at private sale or sales after thirty (30) days’ notice to Tenant and apply the net proceeds to the earliest of installments of rent or other charges owing Landlord. Tenant agrees that a notice by Landlord alleging any default shall, at Landlord’s option (the exercise of such option shall be indicated by the inclusion of the words “notice to quit” in such notice), constitute a statutory notice to quit. If Landlord exercises its option to designate a notice of default hereunder as a statutory notice to quit, any grace periods provided for herein shall run concurrently with any statutory notice periods.
16.03    Reimbursement of Expenses.  In the case of termination of this Lease pursuant to this Section 16, Tenant shall reimburse Landlord for all expenses arising out of such termination, including without limitation, all costs incurred in collecting amounts due from Tenant under this Lease (including reasonable attorneys’ fees, costs of litigation and the like); all expenses incurred by Landlord in attempting to relet the Premises or parts thereof (including advertisements, brokerage commissions, Tenant’s allowances, costs of preparing the Premises for other tenants, and the like); all of Landlord’s then unamortized costs of any work allowances provided to Tenant for the Premises; and all Landlord’s other reasonable expenditures necessitated by the termination.  The reimbursement from Tenant shall be due and

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payable immediately from time to time upon notice from Landlord that an expense has been incurred, without regard to whether the expense was incurred before or after the termination.
16.04    Damages.
(a)In the event of a termination of this Lease pursuant to this Section 16, in lieu of all damages set forth in Section 16.04(b) below and beyond the date of such demand, Landlord may elect by written notice to Tenant within six (6) months following such termination to recover, as liquidated damages, an amount equal to the then present value of the amount of Base Rent and Additional Rent which would have been paid in accordance with this Lease for the remainder of the Term and if the terms of this Lease had been fully complied with by Tenant, minus the then present value of the aggregate fair market rent payable for the Premises for the remainder of the Term (if less than the Base Rent and Additional Rent payable hereunder), estimated as of the date of Landlord’s election, and taking into account reasonable projections of vacancy and time required to re-lease the Premises, plus (ii) the amount of Base Rent and Additional Rent of any kind accrued and unpaid at the time of Landlord’s election, and minus (iii) the amount of any recovery by Landlord under the foregoing provisions of this Section 16 up to the time of payment of such liquidated damages (but reduced by any amounts of reimbursement under Section 16.03).  For the purposes of calculating the rent which would have been paid hereunder for the calculation described above, the last full year’s Additional Rent under Section 4 is to be deemed constant for each year thereafter.  The Federal Reserve discount rate (or equivalent) shall be used in calculating present values.  Should the parties be unable to agree on a fair market rent, the matter shall be submitted, upon the demand of either party, to the Boston, Massachusetts office of the American Arbitration Association, with a request for arbitration in accordance with the rules of the Association by a single arbitrator who shall be an MAI appraiser with at least ten years’ experience as an appraiser of major office buildings in downtown Boston.  The parties agree that a decision of the arbitrator shall be conclusive and binding upon them.  If and for so long as Landlord does not make the election provided for in this Section 16.04 above, Tenant shall indemnify Landlord for the loss of rent by a payment at the end of each month which would have been included in the Term, representing the excess of the rent which would have been paid in accordance with this Lease (i.e., Base Rent and Additional Rent that would have been payable to be ascertained monthly) over the rent actually derived from the Premises by Landlord for such month (the amount of rent deemed derived shall be the actual amount less any portion thereof attributable to Landlord’s reletting expenses described in Section 16.03 which have not been reimbursed by Tenant thereunder).
(b)In the event of a termination of this Lease pursuant to this Section 16, and in lieu of all damages set forth in Section 16.04(a) and all damages beyond the date of such demand, Landlord may, by written notice to Tenant given within six (6) months after termination under any of the provisions contained in Section 16 and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to (i) the aggregate of the Base Rent and Additional Rent for the twelve-month period ending one year after the termination date (or, if lesser, for the balance of the Term had it not been terminated) if the terms of this Lease had been fully complied with by Tenant, plus (ii) the amount of Base Rent and Additional Rent of any kind accrued and unpaid at the time of termination, and minus (iii) the amount of any recovery by Landlord under the foregoing provisions of this Section 16 up to the time of payment of such liquidated damages (but reduced by any amounts of reimbursement under Section 16.03). The amount under clause (i) represents a reasonable forecast of the minimum damages expected to occur in the event of a breach, taking into account the uncertainty, time and cost of determining elements relevant to actual

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damages, such as fair market rent, time and costs that may be required to re-lease the Premises, and other factors. Liquidated damages hereunder shall not be in lieu of any claims for reimbursement under Section 16.03.
(c)To the extent required by applicable Laws, Landlord shall use commercially reasonable efforts to mitigate any damages caused by a Default by Tenant. Any obligation imposed by law or by this Lease upon Landlord to relet the Premises after any termination of the Lease shall be subject to the reasonable requirements of Landlord to lease to high quality tenants on such terms as Landlord may from time to time deem appropriate and to develop the Building in a harmonious manner with an appropriate mix of uses, tenants, floor areas and terms of tenancies, and the like, and Landlord shall not be obligated to relet the Premises to any party to whom Landlord or its affiliate may desire to lease other available space in the Building.
16.05    Intentionally Deleted.
16.06    Claims in Bankruptcy. Nothing herein shall limit or prejudice the right of Landlord to prove and obtain in a proceeding for bankruptcy, insolvency, arrangement or reorganization, by reason of the termination, an amount equal to the maximum allowed by a statute or law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount is greater to, equal to, or less than the amount of the loss or damage which Landlord has suffered.
16.07    Late Charges and Fees.  If Tenant does not pay any Rent within ten (10) days of the date when due hereunder, then following notice and in addition to all other remedies hereunder, Tenant shall pay to Landlord interest on such unpaid amount at the rate of one and one half percent (1.5%) per month from the date such amount was due until the date paid (which interest, as accrued to date, shall be payable from time to time within thirty (30) days following Tenant’s receipt of Landlord’s written demand therefor); provided, however, in no event shall such interest exceed the maximum amount permitted to be charged by applicable Law; and provided further that such interest shall not apply with respect to the first late payment in any twelve (12) consecutive month period. In addition, Tenant shall pay to Landlord a reasonable fee for any checks returned by Tenant’s bank for any reason.
16.08    Enforcement Costs.  Tenant shall pay to Landlord, as Additional Rent, the costs and expenses, including reasonable attorneys’ fees, incurred in enforcing any obligations of Tenant under this Lease upon the occurrence of and during the continuance of a Default.
16.09    General. The repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under this Lease. Except as provided in this Lease, no right or remedy of either party shall be exclusive of any other right or remedy, and each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to such party at law or in equity. Without limiting the generality of the foregoing, in addition to the other remedies provided in this Lease, either party shall be entitled to pursue the restraint by court order of the violation of any of the provisions of this Lease or of applicable Law or to a decree compelling specific performance of any such provisions.

17.	Limitation of Liability.
17.01    Landlord’s Liability.  Tenant agrees from time to time to look only to Landlord’s interest in the Building and the proceeds therefrom (which shall include, without limitation, rents and insurance and sales proceeds) for satisfaction of any claim against Landlord hereunder or under any other instrument related to the Lease (including any separate agreements among the parties and any notices or certificates

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delivered by Landlord) and not to any other property or assets of Landlord.  If Landlord from time to time transfers its interest in the Building (or part thereof which includes the Premises), then from and after each such transfer, and the transferee’s written assumption of Landlord’s obligations under this Lease, Tenant shall look solely to the interests in the Building of each of Landlord’s transferees for the performance of all of the obligations of Landlord hereunder (or under any related instrument) thereafter accruing.  The obligations of Landlord shall not be binding on any direct or indirect partners (or members, trustees or beneficiaries) of Landlord or of any successor, individually, but only upon Landlord’s or such successor’s interest described above. If Landlord shall refuse or fail to provide any consent or approval for any matter for which Landlord’s consent or approval is required under this Lease or is otherwise requested by Tenant, Landlord shall not be liable for damages as a result thereof, and Tenant’s sole remedy to enforce any alleged obligation of Landlord to provide such consent or approval shall be an action for specific performance, injunction, or declaratory relief; provided that this sentence shall not prevent Tenant from pursuing a claim, if made in good faith in accordance with the terms and conditions of this Lease, for direct damages (and not for any other damages, such as indirect or consequential damages) to the extent caused by a refusal by Landlord to provide such consent or approval where Landlord was obligated to provide such consent or approval under the terms and conditions of this Lease and such refusal was made in bad faith disregard of such obligations under this Lease.
17.02    Assignment of Rents.
(a)    With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and, except as aforesaid, such holder shall be treated as having assumed Landlord’s obligations hereunder only upon foreclosure of such holder’s mortgage and the taking of possession of the Premises.
(b)    In no event shall the acquisition of Landlord’s interest in the Property by a purchaser which, simultaneously therewith, leases Landlord’s entire interest in the Property back to the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord’s obligations hereunder, but Tenant shall look solely to such seller–lessee, and its successors from time to time in title, for performance of Landlord’s obligations hereunder. For all purposes, such seller–lessee, and its successors in title, shall be the Landlord hereunder unless and until Landlord’s position shall have been assumed by such purchaser–lessor.
(c)    Except as provided in paragraph (b) of this Section 17.02, in the event of any transfer of title to the Property by Landlord, Landlord shall thereafter be entirely freed and relieved from the performance and observance of all covenants and obligations hereunder thereafter accruing.  Tenant hereby agrees to enter into such agreements or instruments as may, from time to time, be reasonably requested in confirmation of the foregoing provided such successor has assumed all obligations of Landlord under this Lease, and if requested by Tenant, Tenant has been provided with a copy of such assignment and assumption (which may be redacted for economic and other confidential terms).
17.03    Landlord Default.  In the event Tenant alleges that Landlord is in default under any of Landlord’s obligations under this Lease, Tenant agrees to give any Mortgagee (as defined in Section 20), a copy of any notice of default which is served upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing (whether by way of notice of an assignment of lease, request to execute an estoppel letter, or otherwise), of the address of any such Mortgagee.  Tenant further agrees that if Landlord shall have failed to cure such default within the time provided by law or such additional time as may be

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provided in this Lease or such notice to Landlord, such Mortgagee shall have a period of thirty (30) days after the last date on which Landlord could have cured such default within which such Mortgagee will be permitted, but not be obligated, to cure such default.  If such default cannot be cured within such thirty-(30)-day period, then such Mortgagee shall have such additional time as may be necessary to cure such default, if prior to the end of such thirty-(30)-day period such Mortgagee has commenced and is diligently pursuing such cure or the remedies under the Mortgage necessary for Mortgagee to be able to effect such cure, in which event Tenant shall have no right with respect to such default while such cure and remedies are being diligently pursued by such Mortgagee.  Except as may be expressly provided in this Lease, in no event shall Tenant have the right to terminate the Lease nor shall Tenant’s obligation to pay Base Rent or other charges under this Lease abate based upon any default by Landlord of its obligations under the Lease.
17.04    No Consequential Damages. Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord or any Landlord Related Party ever be liable to Tenant or any Tenant Related Party for loss of profits, loss of business, or indirect, consequential, or punitive damages suffered by Tenant or Tenant Related Party from whatever cause, and, except as expressly provided otherwise in Section 18 below, in no event shall Tenant or any Tenant Related Party ever be liable to Landlord or any Landlord Related Party for loss of profits, loss of business, or indirect, consequential, or punitive damages suffered by Landlord or any Landlord Related Party from whatever cause.

18.	Holding Over.
If Tenant fails to surrender all or any part of the Premises at the expiration or earlier termination of this Lease, any such occupancy of all or any part of the Premises after such expiration or termination shall be that of a tenancy at sufferance.  Any such occupancy after such expiration or termination shall be subject to all the terms and provisions of this Lease, except that Tenant shall pay an amount for such occupancy (on a per month basis without reduction for partial months during the holdover) equal to [***]% the Base Rent and [***]% of Additional Rent due for the month immediately preceding the holdover. No holdover by Tenant or payment by Tenant after the expiration or earlier termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition, if Tenant holds over for more than thirty (30) days, then Tenant shall be liable to Landlord for all damages and losses that Landlord suffers from the holdover.

19.	Surrender of Premises.
At the expiration or earlier termination of this Lease or Tenant’s right of possession hereunder, Tenant shall remove all Tenant’s Property from the Premises, remove all Required Removables (if any) under Section 8.03, remove all non-building standard signage installed by or on behalf of Tenant (excluding Tenant’s Elevator Bank Signage, which shall be removed by Landlord at the expiration or earlier termination of this Lease or Tenant’s right of possession hereunder ), and quit and surrender the Premises to Landlord, broom clean, and in good condition and repair, reasonable wear and tear, damage by casualty or the acts of Landlord, and matters for which Landlord is responsible under this Lease, excepted.  Tenant shall repair any damage caused by the installation or removal of Tenant’s Property or Required Removables or signage that Tenant is obligated to remove hereunder.  If Tenant fails to remove any of Tenant’s Property or to restore or repair the Premises to the required condition as provided herein upon the expiration of the Term of this Lease (or, as applicable, within twenty (20) days after any earlier termination of this Lease or Tenant’s right to possession hereunder), then Landlord, at Tenant’s sole cost and expense, shall be entitled, but not obligated, to remove and store Tenant’s Property and/or perform such restoration or repair of the Premises.  Landlord shall not be responsible for the value, preservation, or safekeeping of Tenant’s Property, and Tenant shall pay to Landlord, upon demand, the expenses and storage charges so incurred.  If Tenant fails to remove Tenant’s Property from the Premises or storage, within thirty (30) days after notice, Landlord may deem all or any part of Tenant’s Property to be abandoned and, at Landlord’s option, title to

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Tenant’s Property shall vest in Landlord or Landlord may dispose of Tenant’s Property in any manner Landlord deems appropriate.

20.	Subordination to Mortgages; Estoppel Certificate.
20.01    Subordination.  This Lease is and shall be subject and subordinate to any mortgage(s), deed(s) of trust, deeds to secure debt, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Property, and to all renewals, modifications, refinancings, and extensions thereof (collectively referred to as a “Mortgage”) subject to the provisions hereof. The party having the benefit of a Mortgage shall be referred to as a “Mortgagee”. This clause shall be self-operative, but upon request from Landlord or a Mortgagee, Tenant shall execute a subordination agreement in favor of the Mortgagee in such Mortgagee’s standard form, with such commercially reasonable changes as Tenant may request that are acceptable to Mortgagee for other comparable leases in the Building.  As an alternative, any Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease.  Upon request, Tenant, without charge, shall attorn to any successor to Landlord’s interest in this Lease. In the event Mortgagee enforces it rights under the Mortgage, Tenant, at Mortgagee’s option, will attorn to Mortgagee or its successor; provided, however, that Mortgagee or its successor shall not be liable for or bound by (i) any payment of any Rent installment which may have been made more than thirty (30) days before the due date of such installment, (ii) any act or omission of or default by Landlord under this Lease (but Mortgagee, or such successor, shall be subject to the continuing obligations of landlord under the Lease arising from and after such succession, but only to the extent of Mortgagee’s, or such successor’s, interest in the Property as provided in Section 17), (iii) any credits, claims, setoffs or defenses which Tenant may have against Landlord, or (iv) any obligation under this Lease to maintain a fitness facility at the Building, if any.  Tenant, upon the reasonable request by Mortgagee or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment.  Concurrently with the execution of this Lease, Landlord will obtain from the existing Mortgagee, a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit H (an “SNDA”). Notwithstanding anything in this Section 20.01 to the contrary, as a condition precedent to the subordination of this Lease to a future Mortgage, Landlord shall be required to provide Tenant with an SNDA in favor of Tenant from such future Mortgagee on such Mortgagee’s standard form, with such commercially reasonable changes as Tenant may reasonably request that are reasonably acceptable to Mortgagee.
20.02    Modification of Lease. If any Mortgagee requires a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) Business Days following a request therefor. At the request of Landlord or any Mortgagee, Tenant agrees to execute a short form of this Lease and deliver the same to Landlord within ten (10) Business Days following the request therefor.
20.03    Estoppel Certificate.  Either party shall, within fifteen (15) days after receipt of a written request from the other, execute and deliver a commercially reasonable estoppel certificate addressed to such parties and any parties reasonably requested by such party, such as, in the case of Landlord, a current or prospective Mortgagee or purchaser of the Building.  Without limitation, such estoppel certificate may include a certification as to the status of this Lease and any particular obligations thereunder, the existence of any defaults, and the amount of Rent that is then due and payable.
20.04    Tenant Information.  Upon Landlord’s request from time to time, Tenant shall provide to Landlord the financial statements for Tenant and any guarantor for its most recent fiscal year and fiscal quarter.  Financial statements for each fiscal year shall be prepared and certified by a certified public accountant; financial statements for each quarter shall be prepared and certified by Tenant’s or any

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guarantor’s chief financial officer.  If requested by Tenant, such financial statements shall be furnished pursuant to a confidentiality agreement in a form reasonably provided by Landlord for such purpose. Notwithstanding the foregoing, Landlord agrees that, as long as Tenant is a public company, Tenant shall not be required to provide any information pursuant to this Section 20.04.

21.	Miscellaneous.
21.01    Measurement of Floor Area. Landlord and Tenant stipulate and agree that the Rentable Floor Area of the Premises originally leased to Tenant shall be conclusively deemed to be as specified in Section 1 and that the Rentable Floor Area of the Building is as specified in Section 1 as of the Effective Date.  Any change in the Rentable Floor Area of the Premises on account of expansion shall be conclusively deemed to be as specified in any applicable expansion provisions under Exhibit F (if any) or in any amendment hereafter executed by Landlord and Tenant in connection with such expansion (if any).  Any other change in the Rentable Floor Area of the Premises on account of casualty, condemnation, or the like shall be determined in accordance with the measurement standard that was originally used to determine the stipulated Rentable Floor Area for the space in question.  Any change in the Rentable Floor Area of the Building on account of casualty, condemnation, or the like shall be determined from time to time by Landlord based on area computations supplied by Landlord’s architect, which determinations shall be conclusive absent manifest error.  References in this Lease to floor area measurements and square footage shall mean Rentable Floor Area unless the reference explicitly provides otherwise.
21.02    Notice of Lease. Tenant shall not record this Lease or any memorandum or notice without Landlord’s prior written consent in Landlord’s sole discretion; provided, however, that Landlord agrees to consent to the recording of a memorandum or notice of this Lease, at Tenant’s cost and expense and in a form reasonably satisfactory to Landlord, if the initial term of this Lease together with any extension terms granted hereunder (if any) exceed, in the aggregate, the applicable statutory period for notice of leases in the state in which the Building is located. If this Lease is terminated before the Term expires, upon Landlord’s request the parties shall execute, deliver and record an instrument acknowledging such termination date of this Lease, and Tenant appoints Landlord its attorney-in-fact in its name and behalf to execute the instrument if Tenant shall fail to execute and deliver the instrument after Landlord’s request therefor within ten (10) days. Notwithstanding the foregoing, so long as Tenant is a publicly traded entity, if and as required, Tenant may file a copy of this Lease with Tenant’s filings with the Securities Exchange Commission.
21.03    Governing Law, Etc. This Lease shall be interpreted and enforced in accordance with the Laws of the state or commonwealth in which the Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state or commonwealth. This Lease contains all of the agreements and understandings between Landlord and Tenant with respect to the Premises and supersedes all prior writings and dealings between them with respect thereto, including all lease proposals, letters of intent and other documents. Neither party is relying upon any warranty, statement or representation not contained in this Lease. If any term or provision of this Lease shall to any extent be void or unenforceable, the remainder of this Lease shall not be affected. This Lease may be amended only by a writing signed by all of the parties hereto. The titles are for convenience only and shall not be considered a part of the Lease. Where the phrases “persons acting under Tenant” or “persons claiming under Tenant” or similar phrases are used, such persons shall include subtenants, sub-subtenants, and licensees, and all employees, agents, independent contractors and invitees of Tenant or of such other parties. The enumeration of specific examples of or inclusions in a general provision shall not be construed as a limitation of the general provision. If Tenant is granted any extension option, expansion option, or other right or option, the exercise of such right or option (and notice thereof) must be irrevocable to be effective, time always being of the essence to the exercise of such right or option; and if Tenant purports to condition the exercise of any option or to vary its terms in any manner except as otherwise permitted under this Lease,

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then the option granted shall be void and the purported exercise shall be ineffective. Nothing herein shall be construed as creating the relationship between Landlord and Tenant of principal and agent, or of partners or joint venturers, or any relationship other than landlord and tenant. If there is more than one Tenant or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all such parties and entities, any requests or demands from any one person or entity comprising Tenant shall be deemed to have been made by all such persons or entities, and notices to any one person or entity comprising Tenant shall be deemed to have been given to all such persons and entities. Tenant’s covenants contained in this Lease are independent and not dependent, and Tenant hereby waives the benefit of any statute or judicial law to the contrary. Except as expressly provided in this Lease, Tenant’s obligation to pay Rent shall not be discharged or otherwise affected by any law or regulation now or hereafter applicable to the Premises, or any other restriction on Tenant’s use, or any casualty or taking, or any failure by Landlord to perform any covenant contained herein, or any other occurrence; and no termination or abatement remedy that is not expressly provided for in this Lease for any breach or failure by Landlord to perform any obligation under this Lease shall be implied or applicable as a matter of law.
21.04    Representations.  Each party represents and warrants to the other party, and agrees, that each individual executing this Lease on behalf of such party is authorized to do so on behalf of such party and that such party is not (i) in violation of any Laws relating to terrorism or money laundering, or (ii) among the individuals or entities with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Nationals and Blocked Persons List for the purpose of identifying suspected terrorists or on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx or any replacement website or other replacement official publication of such list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, known as Executive Order 13224), or other governmental action and such party will not Transfer this Lease to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.
21.05    Waiver of Trial by Jury; No Other Waiver. Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease. No failure by either party to declare a default immediately upon its occurrence, nor any delay by either party in taking action for a default, nor Landlord’s acceptance of Rent with knowledge of a default by Tenant, shall constitute a waiver of the default, nor shall it constitute an estoppel. The delivery of keys to Landlord or to Landlord’s property manager shall not operate as a termination of this Lease or a surrender of the Premises.
21.06    Time Periods.  Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant (other than the payment of the Security Deposit or Rent), except as otherwise provided herein, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, terrorist acts, pandemics, civil disturbances and other causes beyond the reasonable control of the performing party (“Force Majeure”).
21.07    Transfer of the Property. Landlord shall have the right from time to time to transfer and assign, in whole or in part, all of its rights and obligations thereafter accruing under this Lease and in the Building and Property but no such transfer or assignment shall affect any provision of this Lease that entitles Tenant to an abatement of Rent or provides Tenant with the right to terminate this Lease.. Upon transfer, Landlord shall be released from any further obligations hereunder and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, to the extent that any successor pursuant to a voluntary, third party transfer (but not as part of an involuntary transfer resulting from a

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foreclosure or deed in lieu thereof) shall have assumed Landlord’s obligations under this Lease from and after the date of the transfer.
21.08    Submission. The submission of this Lease to Tenant or a summary of some or all of its provisions for examination does not constitute a reservation of or option for the Premises or an offer to lease, and no legal obligations shall arise with respect to the Premises or other matters herein unless and until such time as this Lease is executed and delivered by Landlord and Tenant and approved by the holder of any mortgage on the Building having the right to approve this Lease.
21.09    Brokers.  Tenant represents that it has dealt directly with and only with the Broker (described in Section 1) as a broker, agent or finder in connection with this Lease.  Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers, agents or finders claiming to have represented Tenant in connection with this Lease. Landlord shall be responsible to pay all commissions and fees due to the Broker pursuant to a separate agreement. Landlord shall indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of the Broker, and any other brokers, agents or finders claiming to have represented Landlord in connection with this Lease.  Any assistance rendered by any agent or employee of Landlord in connection with this Lease or any subsequent amendment or modification or any other document related hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.
21.10    Survival. The expiration of the Term, whether by lapse of time, termination or otherwise, shall not relieve either party of any obligations that accrued prior to or which may continue to accrue after the expiration or termination of this Lease.
21.11    Quiet Enjoyment. This Lease is subject to all easements, restrictions, agreements, and encumbrances of record to the extent in force and applicable. Landlord covenants that Tenant, on paying the Rent and performing the tenant obligations in this Lease, shall peacefully and quietly have, hold and enjoy the Premises, free from any claim by Landlord or persons claiming under Landlord, but subject to all of the terms and provisions hereof, provisions of Law, and rights of record to which this Lease is or may become subordinate. This covenant is in lieu of any other so called quiet enjoyment covenant, either express or implied. This covenant shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building.
21.12    Reservations. This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself any and all rights not specifically granted to Tenant under this Lease. Landlord reserves the right to make changes to the Property, Building and Common Areas as Landlord deems appropriate provided Tenant’s access to and use of the Premises are not materially adversely affected thereby. Wherever this Lease requires Landlord to provide a customary service or to act in a reasonable manner (whether in incurring an expense, establishing a rule or regulation, providing an approval or consent, or performing any other act), this Lease shall be deemed also to provide that whether such service is customary or such conduct is reasonable shall be determined by reference to the practices of owners of buildings that (i) are comparable to the Building in size, age, class, quality and location, and (ii) at Landlord’s option, have been, or are being prepared to be, certified under the U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system or a similar rating system.
21.13    REIT Provisions. Tenant and Landlord intend that all amounts payable by Tenant to Landlord shall qualify as “rents from real property,” and will otherwise not constitute “unrelated business taxable income” or “impermissible tenant services income,” all within the meaning of Section 856(d) of the Internal Revenue Code of 1986, as amended (the “Code”) and the U.S. Department of Treasury Regulations

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promulgated thereunder (the “Regulations”). In the event that Landlord determines that there is any risk that any amount payable under this Lease may not qualify as “rents from real property” or will otherwise constitute impermissible tenant services income within the meaning of Section 856(d) of the Code and the Regulations, Tenant agrees to (a) cooperate with Landlord by entering into such amendment or amendments as Landlord deems necessary to qualify all amounts payable under this Lease as “rents from real property,” and (b) permit (and, upon request, to acknowledge in writing) an assignment of the obligation to provide certain services under the Lease, and, upon request, to enter into direct agreements with the parties furnishing such services (which shall include, but not be limited to, a taxable REIT subsidiary of Landlord). Notwithstanding the foregoing, Tenant shall not be required to take any action pursuant to the preceding sentence (including acknowledging in writing an assignment of services pursuant thereto) if such action would result in (i) Tenant incurring more than de minimis additional liability under this Lease, or (ii) more than a de minimis negative change in the quality or level of Building operations or services rendered to Tenant under this Lease. For the avoidance of doubt: (A) if Tenant does not acknowledge in writing an assignment as described in clause (b) above (it being agreed that Tenant shall not unreasonably withhold, condition or delay such acknowledgment so long as the criteria in clauses (i) and (ii) hereinabove are satisfied), then Landlord shall not be released from liability under this Lease with respect to the services so assigned; and (B) nothing in this Section shall limit or otherwise affect Landlord’s ability to assign its entire interest in this Lease to any party as part of a conveyance of Landlord’s ownership interest in the Building.
21.14    Consent. In any case for which the consent of Landlord or Tenant is required under this Lease, each party hereby agrees that such consent shall not be unreasonably withheld, conditioned or delayed, unless otherwise expressly provided in this Lease.
21.15    Arbitration. In any case where this Lease expressly provides for, or gives the option for, the settlement of a dispute or question by arbitration pursuant to this Section 21.15, and in the case of any other dispute with respect to the granting of any consent or approval requested by Tenant or Landlord hereunder (where such consent or approval is subject to a reasonableness requirement), and only in such cases (and not in any case where other specific dispute resolution procedures are expressly provided for in this Lease, such as the dispute resolution procedures with respect to Fair Market Rent Rate with respect to an Extension Term pursuant to Exhibit F), such dispute shall be subject to binding arbitration in Boston, Massachusetts, under the Commercial Arbitration Rules of the American Arbitration Association (AAA). The Expedited Procedures of the Commercial Arbitration Rules shall also apply to all disputes arbitrated under this Lease. Where arbitration is used, the parties shall have no right to object if the arbitrator appointed was on the list submitted by the AAA and was not objected to in accordance with AAA Rule E-4. With respect to construction-related disputes, the arbitrator shall be an attorney who is also a licensed engineer, registered architect, or other construction professional and/or an attorney who specializes in construction disputes. Any finding or determination of the arbitrator shall be final and binding pursuant to the Commercial Arbitration Rules and/or Expedited Procedures (except that the arbitrator shall be bound by the provisions of this Lease and shall not have the power to add to, subtract from, modify or change any of the provisions of this Lease). Landlord and Tenant agree to sign all documents and to do all other things necessary to submit to arbitration any matter subject to of this Section 21.15. Landlord and Tenant consent to the entry of judgment in any court in the Commonwealth of Massachusetts upon any award or decision rendered in any arbitration held pursuant to this Section 21.15. Landlord and Tenant acknowledge that any award or decision rendered in any arbitration held pursuant to this Section 21.15, whether or not such award or decision has been entered for judgment, shall be final and binding upon Landlord and Tenant.
21.16    Execution. This Lease may be executed in one or more counterparts and, when executed by each party, shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. Transmission of a facsimile or by email of a pdf copy of the

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signed counterpart of the Lease shall be deemed the equivalent of the delivery of the original, and any party so delivering a facsimile or pdf copy of the signed counterpart of the Lease by email transmission shall in all events deliver to the other party an original signature promptly upon request.

[Signatures on Following Page]

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Landlord and Tenant have executed this Lease as a sealed Massachusetts instrument in two or more counterparts as of the Effective Date of this Lease set forth above.

LANDLORD:

OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company By: /s/ Chad Remis Name: Chad Remis Title: Vice President By: /s/ Kristen E. Binck Name: Kristen E. Binck Title: Assistant Secretary

TENANT:
HAEMONETICS CORPORATION, a Massachusetts corporation By: /s/ Christopher Simon Name: Christopher Simon Title: President and Chief Executive Officer

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EXHIBIT A
OUTLINE AND LOCATION OF PREMISES
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company (“Landlord”), and HAEMONETICS CORPORATION, a Massachusetts corporation (“Tenant”), for space in the Building located at 125 Summer Street, Boston, MA 02110.

16th Floor Premises

125 SUMMER STREET
FLOOR PLAN

16th Floor – Suite 1620

OXFORD

KEY PLAN
NTS

SOUTH STREET
LINCOLN STREET

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17th Floor Premises

125 SUMMER STREET
FLOOR PLAN
17th Floor – Suite 1701

OXFORD

SOUTH STREET
SUMMER STREET
LINCOLN STREET
FEC

KEY PLAN
NTS

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18th Floor Premises

125 SUMMER STREET
FLOOR PLAN
18th Floor – Suite 1800

OXFORD

SOUTH STREET
LINCOLN STREET
SUMMER STREET

KEY PLAN
NTS

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19th Floor Premises

125 SUMMER STREET

FLOOR PLAN

19th Floor – Suite 1900

OXFORD

SOUTH STREET
LINCOLN STREET
SUMMER STREET

KEY PLAN

NTS

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EXHIBIT A-1
DESCRIPTION OF THE PROPERTY

Real property in the City of Boston, County of Suffolk, Commonwealth of Massachusetts, described as follows:

Parcel I

That certain parcel of land with the buildings thereon in Boston, Suffolk County, Massachusetts shown on a plan entitled “Plan of Land, Boston, Mass.” dated September 17, 1984 prepared by Harry R. Feldman, Inc., Revised January 24, 1985, recorded with Suffolk Registry of Deeds on February 1, 1985 with Instrument No 227, in Book 11385, Page 112, bounded and described according to said plan as follows:

Northerly by Summer Street by three lines measuring twenty-seven and 19/100 (27.19) feet, sixty-one and 22/100 (61.22) feet and one hundred three and 92/100 (103.92) feet;

Easterly by South Street one hundred seventeen and 48/100 (117.48) feet;

Southerly by land now or formerly of the Commonwealth of Massachusetts one hundred seven and 89/100 (107.89) feet;

Easterly by said land now or formerly of the Commonwealth of Massachusetts fifty-eight and 47/100 (58.47) feet;

Southerly by land now or formerly of Myer C. & Frances Handle and Charlotta Rosenberg, Trustees by three lines measuring forty-two and 56/100 (42.56) feet, 21/100 (0.21) feet and thirty-seven and 98/100 (37.98) feet;

Westerly by Lincoln Street one hundred eighty-four and 48/100 (184.48) feet.

Parcel II

A certain parcel of land located in Boston, Suffolk County, Massachusetts, known and numbered as 34-38 Lincoln Street and shown as Parcel 15-RT-5 on a plan of land shown on an Order of Taking from the Commonwealth of Massachusetts for the Department of Public Works dated December 22, 1954 and recorded on December 24, 1954 in the Suffolk Registry of Deeds, Book 7020, Page 271, said parcel being more particularly bounded and described as follows:

Westerly by Lincoln Street - 19 feet;

Northerly by property now or formerly of 30 Lincoln Street Trust - 81 feet; and

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Southeasterly to Southwesterly in three courses - 1700 feet, 46.60 feet, and by an arc with the length of 40.83 feet and a radius of 20 feet, all as shown on said Plan.

Address: 125 Summer Street, Boston, Massachusetts 02110

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EXHIBIT B
EXPENSES AND TAXES
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company (“Landlord”), and HAEMONETICS CORPORATION, a Massachusetts corporation (“Tenant”), for space in the Building located at 125 Summer Street, Boston, MA 02110.  Capitalized terms used but not defined herein shall have the meanings given in the Lease.
1.    Payments.
1.01    Expense Excess and Tax Excess.  Tenant shall pay Tenant’s Proportionate Share of the amount, if any, applicable to all periods from and after the Term Commencement Date (but subject to the terms and provisions regarding the Rent Waiver Period) by which (a) Expenses (defined below) for each calendar year during the Term exceed Expenses for the Base Year (the “Expense Excess”), and (b) Taxes (defined below) for each Fiscal Year during the Term exceed Taxes for the Base Year (the “Tax Excess”).  If Expenses or Taxes in any calendar year or Fiscal Year, respectively, decrease below the amount of Expenses or Taxes for the Base Year, Tenant’s Proportionate Share of Expenses or Taxes, as the case may be, for that calendar year or Fiscal Year, respectively, shall be $0.  Landlord shall provide Tenant with a good faith estimate of the Expense Excess for each calendar year and of the Tax Excess for each Fiscal Year during the Term.  Tenant shall pay to Landlord, along with monthly installments of Base Rent due hereunder, a monthly installment equal to one-twelfth of Tenant’s Proportionate Share of Landlord’s estimate of both the Expense Excess and Tax Excess.  If Landlord determines that its good faith estimate of the Expense Excess or of the Tax Excess was incorrect by a material amount, Landlord may, not more than once in any calendar year provide Tenant with a revised estimate.  After its receipt of the revised estimate, Tenant’s monthly payments shall be based upon the revised estimate.  If Landlord does not provide Tenant with an estimate of the Expense Excess by January 1 of a calendar year or the Tax Excess by July 1 of a Fiscal Year, then Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate.  Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year’s estimate.  Tenant shall pay Landlord the amount of any underpayment within thirty (30) days after receipt of the new estimate.  Any overpayment shall be refunded to Tenant within thirty (30) days or credited against the next due future installment(s) of Additional Rent.  Appropriate adjustments (including adjustments in the amounts of Expenses and Taxes for the Base Year, which are calculated on an annual basis as set forth above) shall be made for any portion of a year at the beginning or end of the Term or for any year during which changes occur in the percentage of occupancy of the Building or in the Rentable Floor Area to which Landlord furnishes particular services.
1.02    Reconciliation.  As soon as is practical following the end of each (a) calendar year during the Term, Landlord shall furnish Tenant with a statement, in line-item detail in accordance with sound accounting principles consistent with the management by owners of comparable properties in the City of Boston and consistently applied throughout the Term, of the actual Expenses and Expense Excess for the prior calendar year, and (b) Fiscal Year, Landlord shall furnish Tenant with a statement of the actual Taxes and Tax Excess for the prior Fiscal Year.  If the estimated Expense Excess for the prior calendar year is more than the actual Expense Excess for the prior calendar year, or if the estimated Tax Excess for the prior Fiscal Year is more than the actual Tax Excess for the prior Fiscal Year, as the case may be, then Landlord shall either provide Tenant with a refund or apply any overpayment by Tenant against Additional Rent due or next becoming due; provided that, if the Term expires before the determination of the overpayment, then Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due.  If the estimated Expense Excess for the prior calendar year is less than the actual Expense Excess for the prior

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calendar year, or if the estimated Tax Excess for the prior Fiscal Year is less than the actual Tax Excess for the prior Fiscal Year, as the case may be, then Tenant shall pay Landlord, within thirty (30) days after its receipt of the statement of Expenses or Taxes, any underpayment for the prior calendar year (for Expenses) or for the prior Fiscal Year (for Taxes), as the case may be.  Notwithstanding any dispute concerning any Landlord’s statement, payments shall be made by the parties in accordance with Landlord’s statement at the time and in the manner set forth above, and if necessary there shall be a further adjustment between the parties at the time the dispute is resolved.
2.    Property Operating Expenses.
2.01    “Expenses” means all costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property.  Expenses include, without limitation: (a) all labor and labor related costs, including wages, salaries, bonuses, taxes, insurance, uniforms, training, retirement plans, pension plans and other employee benefits; (b) management fees in an amount not to exceed the prevailing rate for comparable buildings in downtown Boston; (c) the cost of equipping, staffing and operating an on-site and/or off-site management office for the Building (including, without limitation, the market rental for the management office located in the Building), provided if the management office services one or more other buildings or properties, the shared costs and expenses of equipping, staffing and operating such management office(s) shall be equitably prorated and apportioned between the Building and the other buildings or properties; (d) costs of accounting and IT services (which shall be equitably prorated between the Building and other buildings or properties to which such services are provided); (e) the cost of services required under this Lease; (f) rental and purchase cost of parts, supplies, tools and equipment; (g) insurance premiums and reasonable deductibles; (h) electricity, gas and other utility costs (excluding such utility costs separately chargeable to tenant and such electricity charges paid by Tenant); and (i) the amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made subsequent to the Base Year that are:  (1) intended to effect economies in the operation or maintenance of the Property, reduce current or future Expenses, enhance the safety or security of the Property or its occupants, or enhance the environmental sustainability of the Property’s operations, (2)  intentionally deleted, or (3) required under any Law enacted or first applicable to the Building after the Term Commencement Date.  The cost of capital improvements shall be amortized by Landlord the useful life of the capital improvement as reasonably determined by Landlord in accordance with sound accounting principles consistent with the management by owners of comparable properties in the City of Boston and consistently applied throughout the Term. The amortized cost of capital improvements may, at Landlord’s option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement. Landlord, by itself or through an affiliate, shall have the right to directly perform, provide and be compensated for any services under the Lease. If Landlord incurs Expenses for the Building or Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Building and Property and the other buildings or properties.
2.02    Exclusions.  Notwithstanding anything to the contrary contained in this Lease, Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; principal and interest payments of mortgage and other non-operating debts of Landlord; reserve funds; the cost of repairs or other work covered by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including, without limitation brokerage commissions, advertising and promotional expenses, lease concessions, rental abatements, construction allowances granted to specific tenants, costs of renovating or otherwise improving or decorating space for any tenant or other occupant of the Building or the Property, including Tenant, or costs of relocating any tenant; costs incurred in connection with the sale, financing or refinancing of the Building; legal and other fees incurred in connection with tenant or other disputes with respect to the Building or the Property; fines, interest and penalties incurred due to the late

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payment of Taxes or Expenses; any liabilities, costs or expenses associated with or incurred in connection with the removal, enclosure, encapsulation or other handling of Hazardous Materials and the cost of defending against claims in regard to the existence or release of Hazardous Materials at the Building or the Property (except with respect to those costs for which Tenant is otherwise responsible pursuant to the express terms of this Lease); organizational expenses associated with the creation and operation of the entity which constitutes Landlord; any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases; salaries, bonuses, fringe benefits other than insurance plans and tax qualified benefits plans, and other compensation and benefits of personnel above the grade of the Building’s general manager; costs of operating, maintaining, repairing, and managing the Garage, including elevator service thereto to the extent exclusively serving the Garage and not any Common Areas, ground lease or other underlying lease rent; charges for electricity, water, or other utilities, services or goods and applicable taxes for which Tenant or any other tenant, occupant, person or other party is obligated to reimburse Landlord (separate from Expenses) or to pay to third parties; costs of any work or services that are separately chargeable to Tenant and other tenants or which are performed on an extra cost basis for any tenant in the Building or the Property to a materially greater extent or in a materially more favorable manner than furnished generally to the tenants and other occupants; cost of any work or services performed for any facility other than the Building or Property (it being understood that to the extent of any costs or services shared with other properties, only the portion thereof allocable to the Building or Property, as reasonably determined by Landlord, shall be included in Expenses); the cost of installing, operating and maintaining any specialty service which is not made generally available to the tenants of the Building, such as an observatory, broadcasting facilities, child or daycare; charitable or political contributions; capital costs incurred by Landlord’s repair and maintenance of the roof and all structural elements, except to the extent permitted under Section 2.01 above; reserve funds; any cost representing an amount paid to a person, firm, corporation or other entity related to Landlord that is in excess of the amount which would have been paid in an arms’ length relationship; lease payments for rental equipment (other than equipment for which depreciation is properly charged as an expense) that would constitute a capital expenditure if the equipment were purchased and that would not otherwise be included in Expenses if so purchased; cost of acquiring sculptures, paintings and other works of art located in the Common Areas; real estate taxes and personal property taxes (which real estate taxes and personal property taxes shall be payable by Tenant, separate from Expenses, as provided pursuant to the express terms of this Lease), and/or taxes on Landlord’s business (such as income, excess profits, franchise, capital stock, estate, and inheritance taxes); all items for which another party pays or is required to compensate or pay so that Landlord shall not recover any item of cost more than once; Landlord’s general overhead and any other expenses not attributable to the operation and management of the Building and Property, except to the extent included in the management fee permitted under this Section 2; costs and expenses incurred in connection with compliance with or contesting or settlement of any claimed violation of law or requirements of law (provided that the foregoing shall not relieve Tenant of its obligations with respect to any compliance, contest or settlement of any claimed violation of law or requirements of law for which Tenant is responsible under the terms of this Lease); costs of mitigation or impact fees or subsidies (however characterized), imposed or incurred prior to the Effective Date or imposed or incurred solely as a result of another tenant’s or tenants’ use of the Building, Property, or their respective premises; costs related to public transportation; and costs of cleaning the Lab Space (as defined in Section 9.01).
2.03    Adjustments.  If at any time during a calendar year during the Term the Building is not at least 100% occupied and receiving Landlord services hereunder (or if a service provided by Landlord to tenants of the Building generally is not provided by Landlord to particular tenant(s) due to self-provided services or other circumstances), Expenses shall be determined as if the Building had been 100% occupied (and all services provided by Landlord to tenants of the Building generally had been provided by Landlord to tenants occupying 100% of the entire Building) during that calendar year. Expenses for the Base Year shall also be determined in such manner.

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3.    Property Taxes.
“Taxes” shall mean:  (a) all real property taxes and other assessments on the Building and/or Property, including, but not limited to, gross receipts taxes, assessments for special improvement districts and business improvement districts, governmental charges, fees and assessments for police, fire, traffic mitigation or other governmental service of purported benefit to the Property, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Property’s share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement, or similar agreement as to the Property; (b) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (c) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (a) and (b), including, without limitation, any costs incurred by Landlord for compliance, review, and appeal of tax liabilities.  Without limitation, Taxes shall be determined without regard to any “green building” credit and shall not include any income, capital levy, transfer, capital stock, gift, estate, or inheritance tax. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant’s Proportionate Share of any Tax Excess, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment.  Likewise, if a change is obtained for Taxes for the Base Year, Taxes for the Base Year shall be restated and the Tax Excess for all subsequent years shall be recomputed.  Tenant shall pay Landlord the amount of Tenant’s Proportionate Share of any such increase in the Tax Excess within thirty (30) days after Tenant’s receipt of a statement from Landlord.
4.    Audit Rights.
Within one hundred eighty (180) days after receiving Landlord’s annual reconciliation statement of Expenses (or, with respect to the Base Year Expenses, within one hundred eighty (180) days after receiving Landlord’s initial statement of Expenses for the Base Year) (each such period is referred to as the “Review Notice Period”), Tenant may give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for the calendar year (or Base Year, as applicable) to which the statement applies, identifying, with a reasonable degree of specificity, the information that Tenant desires to review (the “Request for Information”).  Within a reasonable time after Landlord’s receipt of a timely Request for Information and executed Audit Confidentiality Agreement (referenced below), Landlord, as determined by Landlord, shall forward to Tenant, or make available for inspection on site at such location deemed reasonably appropriate by Landlord, such records (or copies thereof) for the applicable calendar year (or Base Year, as applicable) that are reasonably necessary for Tenant to conduct its review of the information appropriately identified in the Request for Information.  Within sixty (60) days after all relevant records are made available to Tenant (such period is referred to as the “Objection Period”), Tenant shall have the right to give Landlord written notice (an “Objection Notice”) stating in reasonable detail any objection to Landlord’s statement of Expenses for that year which relates to the records that have been made available to Tenant.  If Tenant provides Landlord with a timely Objection Notice and the audit or review discloses that Expenses for the calendar year are less than reported, then Landlord shall provide Tenant with a credit against the next installment of Rent in the amount of the overpayment by Tenant, and if the audit or review discloses that Expenses for the calendar year are more than five percent (5%) less than reported, Landlord shall reimburse Tenant for the reasonable costs of such review or audit, up to a maximum of $5,000.00.  If the audit or review discloses that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within thirty (30) days.  Notwithstanding the foregoing, if Landlord disputes the results of such audit or review, the parties agree to submit the matter in dispute to arbitration in accordance with the applicable provisions of this Lease. If Tenant fails to give Landlord an Objection Notice with respect to any records that have been made available to Tenant prior to expiration of the Objection Period applicable to the records which have been provided to Tenant, Tenant shall be deemed to have approved Landlord’s statement of Expenses with respect to the matters reflected in such records and shall be barred from raising any claims regarding the

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Expenses relating to such records for that year.  If Tenant fails to timely provide Landlord with a Review Notice and the Request for Information Period described above, Tenant shall be deemed to have approved Landlord’s statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year.  Notwithstanding anything to the contrary contained in this Exhibit B or in this Lease, if Tenant’s audit or review reveals that Landlord has overstated any line item or items of Expenses, Tenant shall have the right to audit any statement of Expenses delivered by Landlord during the prior twelve (12) months, but only with respect to the same line item or items of Expenses that were overstated.
If Tenant retains an agent to review Landlord’s records, the agent must be with a reputable certified public accounting firm selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), which firm must be licensed to do business in the state or commonwealth where the Property is located.  Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit or review, except as provided herein, and Tenant shall not directly or indirectly engage such agent or any other party in connection with such audit or review whose compensation or fees are charged in whole or in part on a contingency basis.  The records and related information obtained by Tenant shall be treated as confidential, and applicable only to the Building, by Tenant and its auditors, consultants and other parties reviewing such records on behalf of Tenant (collectively, “Tenant’s Auditors”), and, prior to making any records available to Tenant or Tenant’s Auditors, Landlord may require Tenant and Tenant’s Auditors to each execute a confidentiality agreement in a form reasonably provided by Landlord (“Audit Confidentiality Agreement”) in accordance with the foregoing.  In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due.

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EXHIBIT C
WORK LETTER
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company (“Landlord”), and HAEMONETICS CORPORATION, a Massachusetts corporation (“Tenant”), for space in the Building located at 125 Summer Street, Boston, MA 02110.  Capitalized terms used but not defined herein shall have the meanings given in the Lease.

C.1    Intentionally Deleted.

C.2    Landlord’s Work and Landlord Delays.  The Initial Tenant Work shall be constructed by Landlord in accordance with, and subject to, the provisions of this Exhibit C.

In addition, Landlord shall perform the shell condition work described on Schedule C-1 attached hereto using Building standard materials (the “Shell Condition Work”).  The cost of the Shell Condition Work shall be performed at Landlord’s sole expense.

Landlord anticipates that it will substantially complete the Shell Condition Work and the Initial Tenant Work, and cause the Term Commencement Date to occur, on the Estimated Delivery Date. Landlord shall use reasonable efforts to (a) obtain all building permits required for the Shell Condition Work and the Initial Tenant Work (collectively, the “Permits”) within thirty-five (35) days after the date of the CD Set GMP Submission (as defined below)) (such time period, the “Permitting Period”), and (b) substantially complete the Shell Condition Work and the Initial Tenant Work within one hundred fifty-five (155) days after the later of (i) the date on which the Permits are obtained, (ii) the date of Tenant’s written approval of the Base Price (as defined below), and (iii) Tenant’s delivery to Landlord of the Excess Tenant Work Costs Letter of Credit (as defined below) (such one hundred fifty-five (155) day period, the “Construction Period”). If Landlord is unable to obtain the Permits on or before the expiration of the Permitting Period, then each day after the end of the Permitting Period until the Permits are obtained shall constitute a “Permitting Delay Day”. If Landlord is unable to substantially complete the Shell Condition Work and the Initial Tenant Work on or before the expiration of the Construction Period, then each day after the end of the Construction Period until the Shell Condition Work and the Initial Tenant Work are substantially complete shall constitute a “Construction Delay Day”. The total number of Permitting Delay Days and Construction Delay Days shall be referred to herein as the “Total Landlord Delay Days”. The Total Landlord Delay Days minus the Total Tenant Delay Days (as defined below) shall be referred to herein as the “Net Landlord Delay Days”.

Subject to the provisions of this Lease, Landlord shall not be in default hereunder for any failure to tender possession of any portion of the Premises in the required condition to Tenant by any particular date; the validity of the Lease shall not be affected or impaired thereby; and Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant in the condition required by the terms of this Lease. Notwithstanding the foregoing or anything to the contrary contained in this Lease, (i) the Rent Commencement Date shall be extended by the number of Net Landlord Delay Days (but if the Total Tenant Delay Days exceeds the Total Landlord Delay Days, there shall be no acceleration of the Rent Commencement Date), (ii) if the number of Net Landlord Delay Days exceeds ninety (90) days, then Tenant shall be entitled to a credit against Base Rent first becoming due under the Lease equal to [***] Base Rent (i.e., calculated at the daily Base Rent that would otherwise be in effect for Lease Year 1 under the Lease) for each day of Net Landlord Delay Days in excess of ninety (90) days, and (iii) if the number of Net Landlord Delay Days exceeds one hundred eighty (180) days, then Tenant shall have the right to terminate this Lease by delivering not less than sixty (60) days’ advance written notice thereof to Landlord,

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which notice must be delivered within sixty (60) days after the end of such one hundred eighty (180) day period. If the Term Commencement Date occurs within such sixty-day period, then Tenant’s termination shall be null and void. If the Term Commencement does not occur within such sixty-day period, then this Lease shall terminate on the date set forth in Tenant’s termination notice.

For purposes hereof, “substantially complete” and “substantial completion” shall mean that the applicable work by Landlord under this Paragraph C.2 has been completed, other than minor punchlist-type items the completion of which will not delay or interfere with Tenant’s occupancy of the Premises for the regular conduct of business (“Punchlist Items”) (the date of such substantial completion, the “Substantial Completion Date”), as evidenced by the issuance of a temporary or permanent certificate of occupancy for the Premises and a certificate of completion of the Construction Manager and reasonably approved by the Tenant’s architect; provided, however, that if such certificate of occupancy cannot be issued due to any work to be performed by Tenant or any action required of Tenant, then the issuance of a certificate of occupancy shall not be a condition to the occurrence of the Substantial Completion Date, provided that Landlord has secured sign-offs for the Shell Condition Work and the Initial Tenant Work from all departments, divisions, or other authorities of the City of Boston having jurisdiction thereover to the extent such sign-offs can be obtained absent completion of any work to be performed by Tenant or any action required by Tenant, and for purposes of determining the number of Construction Delay Days, if any, the Shell Condition Work and the Initial Tenant Work shall be deemed substantially complete on the date that the certificate of occupancy would have issued but for the non-completion of such work or action to be performed by Tenant, and Landlord shall secure such certificate of occupancy for the Shell Condition Work and/or the Initial Tenant Work as soon as practicable following the completion of any such work or action to be performed by Tenant. The foregoing provisions shall be self-operative, but in confirmation thereof at Landlord’s request Tenant shall execute and deliver an instrument confirming the date on which substantial completion of such work occurred and the number of, if any, Permitting Delay Days, Construction Delay Days and Total Tenant Delay Days, provided that any failure by Tenant to execute and return such confirmatory instrument (or to provide written objection identifying the elements of the work that Tenant claims must be completed in order to achieve substantial completion of such work or any good faith dispute regarding the number of any Permitting Delay Days and/or Construction Delay Days and/or Total Tenant Delay Days) within three (3) business after its delivery to Tenant shall be deemed Tenant’s agreement with the matters set forth in such instrument. Either party may submit any dispute on such matters to arbitration pursuant to Section 21.15 of the Lease.

C.3    Tenant’s Construction Documents. Tenant shall submit to Landlord the final construction documents for the Initial Tenant Work described on Schedule C-2, which construction documents shall be consistent in all material respects with the layout shown on the Fit Plan attached to Schedule C-2, as well as the Dedicated Venting System, and the Back-Up Power and Supplemental System, and shall be prepared in accordance with the requirements for the Construction Documents set forth in Schedule C-3 (the “Construction Documents”). In the event that the Construction Documents are not consistent in all material respects with the Fit Plan, any actual delay in the substantial completion of the Initial Tenant Work within the Construction Period due to such material inconsistencies shall constitute a Tenant Delay. Landlord shall provide Tenant an estimate of any anticipated delays that may result from such material inconsistencies, provided that if Tenant elects to proceed with such material inconsistencies, the duration of any Tenant Delay shall be determined based on the duration of any actual delay, regardless of any estimate provided by Landlord. Notwithstanding anything to the contrary Tenant’s cabling (the “Cabling Work”, which shall include IT cabling) shall be included in the Initial Tenant Work, and the Cabling Work shall be included in the Construction Documents and the GMP Contract (as defined below) and shall be performed by Landlord as part of the Initial Tenant Work. Landlord hereby confirms its approval of Spagnolo Gisness & Associates as Tenant’s architect for the Initial Tenant Work.  Tenant shall also retain, or cause its architect to retain, the services of the electrical and mechanical engineers engaged by Landlord for the Building or such other experienced engineers as are otherwise reasonably approved by Landlord, as

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well as Landlord’s structural engineer if any portion of Initial Tenant Work affects structural components of the Building.  Landlord hereby confirms its approval of McNamara Salvi and WB Engineers and Consultants as acceptable engineers. Even if any such architect or engineers may have been otherwise engaged by Landlord in connection with the Building, Tenant shall be solely responsible for the liabilities and expenses of all architectural and engineering services relating to the Initial Tenant Work (subject to reimbursement from the Tenant Work Allowance as provided below), and for the adequacy and completeness of the Construction Documents submitted to Landlord.  The Construction Documents shall comply with the Building’s construction rules and regulations, including without limitation those designed to maintain a uniform exterior appearance of the Building.  Tenant shall be solely responsible for the timely preparation and submission to Landlord of the Construction Documents.  Landlord shall use reasonable efforts to review and approve (or provide comments on) the Construction Documents within ten (10) Business Days after the same are delivered to Landlord, provided that Landlord reserves the right to extend such review period in the event that the Construction Documents require Landlord to review, or to cause its third-party engineer to review, structural elements or other special elements of the Initial Tenant Work.  Tenant shall, within five (5) Business Days after receipt of Landlord’s comments, cause the Construction Documents to be corrected or revised to address Landlord’s comments and resubmitted to Landlord for its review and approval as provided above.  Once the Construction Documents have been approved by Landlord, Tenant shall respond promptly (and in all events within three (3) Business Days) to Landlord’s requests from time to time for Tenant’s approval of all construction-related items (e.g., carpet and paint selections and other design specifications) not specified on the Construction Documents. Promptly following approval of the Construction Documents (and in any event within three (3) Business Days), Landlord shall submit the approved Construction Documents to the Construction Manager (as defined below) for purposes of determining the Base Price for the Initial Tenant Work (the “CD Set GMP Submission”).

C.4    Tenant Allowance.  Landlord shall provide an allowance for the costs (“Allowance Costs”) of constructing the Initial Tenant Work in the Premises for Tenant’s initial occupancy (including, without limitation, the so-called soft costs of architectural and engineering fees and construction management fees set forth below, and costs of the Cabling Work) in an amount not to exceed the Tenant Work Allowance set forth in Section 1 of the Lease (such amount sometimes being referred to herein as the “Allowance”).  Tenant may requisition not more than [***] percent ([***]%) of the Tenant Work Allowance for the architectural fees, engineering fees and other so-called “soft costs” for the Initial Tenant Work incurred by Tenant as described above (“Tenant’s Soft Construction Costs”).  To the extent that the Initial Tenant Work Costs (as defined below) for the Initial Tenant Work exceed the Tenant Work Allowance (all such excess being referred to as the “Excess Tenant Work Costs”), Tenant shall pay for the entire amount of the Excess Tenant Work Costs in accordance with Paragraph C.8 below, and Landlord shall not provide any reimbursement therefor.

Landlord shall solicit bids for the Initial Tenant Work from three (3) reputable general contractors designated by Landlord and reasonably approved by Tenant.  Landlord shall promptly supply Tenant with such detailed information about bid requests and negotiations with contractors as Tenant may reasonably request, provided that any delays resulting from Tenant’s failure to act within five (5) Business Days upon the information supplied to Tenant by Landlord shall be subject to the provisions on Tenant Delay under Paragraph C.10 below.  Landlord will accept the lowest responsible bid, in Landlord’s good faith determination taking into account (among other things) the assurances of timely performance of the work, unless Landlord and Tenant reasonably and mutually determine to select another bidder. The bidder mutually approved by Landlord and Tenant shall be referred to herein as the “Construction Manager”.

Landlord and Tenant shall work together in good faith in connection with the construction pricing of the Initial Tenant Work. Landlord shall notify Tenant of the total fixed-price construction cost of the Initial Tenant Work (including the Cabling Work) shown on such Construction Documents (“Base Price”),

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including the general contractor’s so-called general conditions and fees for the Initial Tenant Work, which Base Price shall be subject to Tenant’s approval, not to be unreasonably withheld, conditioned or delayed subject to the provisions hereof. Upon the approval of the Base Price by Landlord and Tenant, Landlord and the Construction Manager shall enter into a “Guaranteed Maximum Price With No Shared Savings” contract reflecting such Base Price (“GMP Contract”). Landlord shall provide Tenant with a copy of the GMP Contract for review, provided that the GMP Contract shall not be subject to Tenant’s approval. Such GMP Contract shall provide, however, that the Base Price shall be subject to adjustment for any Initial Tenant Work Change Orders (if any) under Paragraph C.5 below.

The “Initial Tenant Work Costs” shall be solely comprised of (i) the Base Price (as adjusted for any Initial Tenant Work Change Order), (ii) architectural, mechanical, electrical and structural design fees incurred by Landlord for the Initial Tenant Work, (iii) all costs obtaining permits and inspections required by governmental authorities in connection with the Initial Tenant Work, together with the costs of insuring the Initial Tenant Work, to the extent not already included in the Base Price, (iv) all costs of Building services or facilities (such as electricity, HVAC, fire alarm plug ins/outs, freight elevator usage, and cleaning, in each case at Building standard rates charged to tenants generally) required to implement the Initial Tenant Work, and (v) a construction management fee for the Landlord’s managing agent providing such construction management services equal to [***] percent ([***]%) of the hard costs of the Initial Tenant Work, which hard costs, for purposes of this calculation, shall include costs for or related to general conditions, project requirements, insurance, pre-construction services and permits, but exclude the construction management fee itself. All costs referred to in this paragraph shall be subject to reimbursement or application by Landlord from the Allowance. Prior to commencing the Initial Tenant Work, Landlord shall submit to Tenant for its approval, which approval shall not be unreasonably withheld, conditioned or delayed, a construction budget for the Initial Tenant Work Costs (the “Construction Budget”).  The Construction Budget approved by Tenant shall be the basis for determining the amount of Excess Tenant Work Costs to be paid by Tenant and the amount of the Excess Tenant Work Costs Letter of Credit (defined below). The aggregate of the Excess Tenant Work Costs to be paid by Tenant and the amount of the Letter of Credit (as defined in Section 6) shall never be greater than 89% of the total amount of the Construction Budget at any point during construction, and Tenant shall be required to adjust the scope of the Initial Tenant Work to ensure that said 89% cap is not exceeded. Payments for estimated Excess Tenant Work Costs shall be secured by a letter of credit, in the amount of such estimated Excess Tenant Work Costs, which letter of credit shall be approved by Landlord and Tenant (which approval shall not be unreasonably withheld, conditioned, or delayed) (the “Excess Tenant Work Costs Letter of Credit”), which may be drawn by Landlord only if Tenant fails to pay such Excess Tenant Work Costs as provided in Paragraph C.8 below. Within seven (7) Business Days following Tenant’s payment of the Excess Tenant Work Costs, Landlord shall coordinate with Tenant to deliver the Excess Tenant Work Costs Letter of Credit to the issuer along with a statement by Landlord that the Excess Tenant Work Costs Letter of Credit is no longer applicable and shall be canceled. The Estimated Tenant Work Costs Letter of Credit shall be delivered by Tenant to Landlord within five (5) Business Days following Tenant’s approval of the Construction Budget.  Landlord shall have no obligation to disburse or apply any portion of the Allowance or to perform the Initial Tenant Work at any time when there exists a Default under the Lease (or for so long as an event or condition has occurred which with notice and the passage of time would constitute such a Default), until such time as the Default (or the event or condition) has been cured by Tenant. Except as set forth above with respect to Tenant’s Soft Costs, the Tenant Work Allowance shall not be disbursed to Tenant in cash, but shall be applied by Landlord to the payment of the total Initial Tenant Work Costs, if, as, and when the costs thereof is actually incurred and paid by Landlord.  In addition to the Allowance, within thirty (30) days following Landlord’s receipt of invoices evidencing the cost of the initial test-fit plan for the Initial Tenant Work, Landlord shall pay to Tenant an amount not to exceed $[***] per square foot of Rentable Floor Area of the Premises towards the cost of such test-fit plan (the “Concept Plan Allowance”).

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C.5    Change Orders.  Tenant may, from time to time, by written order to Landlord on a form specified by Landlord (“Initial Tenant Work Change Order” or “Change Order”), request a change in the Initial Tenant Work shown on the Construction Documents.  Landlord shall cause the Initial Tenant Work to be performed in accordance with such Initial Tenant Work Change Order after approval thereof by Landlord.  The Construction Documents shall not be modified in any material respect except with Landlord’s prior written approval which shall not be unreasonably withheld, conditioned (except as provided in Section C.6) or delayed; and all modifications to the Construction Documents, whether material or not, shall be made only by Initial Tenant Work Change Order submitted to and approved by Landlord.  Tenant shall be responsible for all additional costs arising from any Initial Tenant Work Change Order (including, without limitation, as to each such Initial Tenant Work Change Order, the general contractor mark-ups for general conditions and fees and the applicable construction management fee equal to [***] percent ([***]%) of the hard costs of such Change Order, which hard costs, for purposes of this calculation, shall include costs for or related to general conditions, project requirements, insurance, pre-construction services and permits, but shall exclude the construction management fee itself. The amount of the Excess Tenant Work Costs Letter of Credit shall be amended and/or supplemented to secure any Initial Tenant Work Change Order costs.

C.6    Landlord’s Performance of the Work.  Landlord shall be deemed authorized to proceed with the Initial Tenant Work shown on the Construction Documents upon the later of (a) the City of Boston’s issuance of the Permits and (b) Tenant’s written confirmation of Tenant’s approval of the Base Price, unless Tenant has then requested that Landlord delay the commencement of such work, in which event any such timely request (or any subsequent request) by Tenant to delay the work shall be subject to the provisions on Tenant Delay under Paragraph C.10 below.  All Initial Tenant Work shall be performed and constructed by Landlord in accordance with the Construction Documents and in compliance with applicable Laws; provided that (a) Landlord shall not be responsible for any aspects of the design of the Initial Tenant Work or any non-compliance of the Initial Tenant Work shown on the Construction Documents with applicable Laws, and (b) after the Construction Documents have been approved by Landlord, any change in the work shown thereon, whether material or not, shall be made only after Tenant shall have submitted revised Construction Documents to Landlord for its review and approval in accordance with Paragraph C.3 above.

With respect to any Initial Tenant Work Change Order submitted after Landlord is initially authorized (or deemed authorized) to proceed with the Initial Tenant Work, Landlord shall be deemed authorized to proceed with such Change Order immediately upon submission thereof; provided that if Tenant shall specifically request in writing a price estimate, delay estimate, and/or notification of any changes to the Construction Documents required by Landlord as provided in the immediately following paragraph for such Change Order, Landlord shall be deemed authorized to proceed with such Change Order on the second Business Day after Tenant’s receipt of Landlord’s response(s) to Tenant’s request for a price estimate, delay estimate, and/or notification if the Change Order has not then been withdrawn.

The Construction Documents approved by Landlord shall not be changed or modified by either party without the approval in writing of the other party, which approval shall not be unreasonably withheld, conditioned (except as provided in this paragraph) or delayed. No Initial Tenant Work shall be performed except in accordance with the Construction Documents, as the same may be revised in accordance with the express provisions of this Exhibit C.  Landlord may condition its approval of any Initial Tenant Work Change Order on revisions to the Construction Documents described in reasonable detail in a written notice from Landlord to Tenant if, in Landlord’s reasonable judgment, (i) the requested work would delay completion of the Initial Tenant Work beyond the Construction Period (unless Tenant acknowledges that such delay shall constitute a Tenant Delay under Paragraph C.10 below), (ii) would increase the cost of operating the Building or performing any other work in the Building (unless Tenant pays such additional costs and provides an amendment or supplement to the Excess Work Costs Letter of Credit for such

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amount), (iii) are incompatible with the design, quality, equipment or systems of the Building, (iv) would require unusual expense to readapt the portion of the Premises used for general office purposes to general purpose office use, or (v) otherwise do not comply with the provisions of this Lease (including, without limitation, Section 8). Landlord shall not be responsible for any aspects of the design of the Initial Tenant Work, including the design of any Initial Tenant Work shown on any Initial Tenant Work Change Orders, with applicable Laws.

C.7    Tenant’s Early Access.  The Initial Tenant Work to be performed by Landlord under this Exhibit C shall not include the purchase, installation, or testing of any personal property, furniture, computers or telecommunications equipment, or any other specialized business fixtures and equipment (even if the same may be generally depicted for illustration or space planning purposes on the Construction Documents), all of which shall be Tenant’s responsibility under this Paragraph C.7. As described above, the Cabling Work shall be included in the Construction Documents and the GMP Contract, and shall be performed by Landlord as part of the Initial Tenant Work. Tenant shall have the right to access the Premises on or before the date that is sixty (60) days prior to the anticipated Substantial Completion Date (without triggering the Term Commencement Date), for the purposes of installing Tenant’s furniture, equipment, and personal property, provided that any such access shall be subject in each case to (i) Landlord’s approval of the schedule and scope of such work (which shall not delay the performance by Landlord of the Initial Tenant Work), (ii) Landlord’s approval of Tenant’s contractors or vendors for such work in accordance with Section 8 of the Lease, (iii) Landlord’s receipt from Tenant of copies of all necessary permits for the applicable work by Tenant, if any, and (iv) customary insurance certificates from Tenant’s contractors, subcontractors, and other parties acting under Tenant with respect to the applicable work in accordance with Section 8 of the Lease.  Landlord shall keep Tenant reasonably informed as to the expected Substantial Completion Date and shall give Tenant not less than sixty (60) days’ prior written notice of the expected Substantial Completion Date. Tenant shall be responsible for any damage to the Initial Tenant Work or the Premises to the extent caused by Tenant or its employees, agents, contractors, subcontractors, material suppliers and laborers in connection with such entry.  Any entry into the Premises by Tenant (or its contractors, subcontractors, or other parties acting under Tenant) prior to the Substantial Completion Date shall not trigger the Term Commencement Date and shall be subject to all of the provisions of the Lease that are applicable to the Premises during the Term, except that no Rent or other costs or expenses shall be payable by Tenant during any period of access prior to the Substantial Completion Date.

C.8    Close-Out of Initial Tenant Work.  On a date reasonably specified by Landlord, Landlord and Tenant shall inspect the Initial Tenant Work for the purpose of confirming substantial completion as heretofore set forth and preparing a list of the Punchlist Items then remaining to be completed (the “Final Punchlist”).  Landlord shall submit the Final Punchlist to Tenant, and Tenant shall sign and return the Final Punchlist to Landlord within two (2) Business Days after its receipt (or, if earlier, by the day before Tenant takes occupancy of the Premises), noting any items that Tenant reasonably believes should be clarified or added thereto.   If the Final Punchlist signed by Tenant is not timely delivered by Tenant, then the Initial Tenant Work shall be deemed final and complete, and Landlord shall have no further obligation to cause any other Initial Tenant Work to be completed, other than the Punchlist Items specified in Landlord’s Final Punchlist and the correction of latent defects as provided below.  With respect to items on the Final Punchlist, Landlord shall cause such items to be completed in a diligent manner during regular business hours, but in a manner that will seek to minimize interruption of Tenant’s use and occupancy.  With respect to any Final Punchlist items, Landlord shall cause such items to be completed in like manner, but Landlord may nevertheless reserve Landlord’s rights to require Tenant to pay the costs therefor as Excess Tenant Work Costs.  Tenant shall pay to the Landlord for the cost of the Excess Tenant Work Costs as provided herein within ten (10) days after determination of substantial completion as aforesaid.

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Within ninety (90) days after the completion of all items of Initial Tenant Work listed on the Final Punchlist, Landlord shall provide Tenant with a final statement prepared by Landlord for all additional items to be included Excess Tenant Work Costs not previously determined.  Such statement shall be conclusive between the parties unless the statement is disputed by Tenant by notice to Landlord given within ten (10) days after Tenant’s receipt of such statement, specifying in reasonable detail any disputed items.  If the statement is not disputed by Tenant within such ten (10) day period, Tenant shall pay the additional items of Excess Tenant Work Costs set forth such statement within thirty (30) days after Tenant’s receipt of such statement. If Tenant disputes such statement, either party shall have the right to submit such dispute to arbitration pursuant to Section 21.15 of the Lease, and Tenant shall pay the Excess Tenant Work Costs as agreed by the parties or as determined by arbitration within thirty (30) days after such agreement or determination.

Except for latent defects and uncompleted items of Initial Tenant Work specified in the Final Punchlist, Tenant shall be deemed to have accepted all elements of the Initial Tenant Work on the Term Commencement Date.  In the case of a dispute concerning the completion of items of the Initial Tenant Work specified in the Final Punchlist, such items shall be deemed completed and accepted by Tenant upon the delivery to Tenant of a certificate of the Construction Manager that such items have been completed and reasonably approved by Tenant’s architect; provided that either party shall have the right to submit any dispute regarding the completion of items on the Final Punchlist to arbitration pursuant to Section 21.15 of the Lease.  In the case of latent defects in the Initial Tenant Work appearing after the Term Commencement Date, Tenant shall be deemed to have waived any claim for correction or cure thereof on the date fifty one (51) weeks following the Substantial Completion Date if Tenant has not then given notice of such defect to Landlord.  With respect to items as to which Tenant has given adequate and timely notice hereunder, Landlord shall cause Landlord’s contractor so to, remedy, repair, or replace any incomplete, defective or malfunctioning aspects of the Initial Tenant Work (and Landlord shall ensure that the GMP Contract provides for such a contractor warranty), such action to occur as soon as practicable during normal working hours and so as to avoid any unreasonable interruption of Tenant’s use of the Premises.  If timely and adequate notice has been given and if Landlord has other guarantees, contract rights, or other claims against contractors, materialmen or architects, Landlord shall, with regard to any incomplete, defective or malfunctioning aspects of the Initial Tenant Work also enforce such guarantees or contract rights.

C.9    Tenant’s Authorized Representative.  Tenant hereby designates Kevin O’Kelly Lynch to serve as Tenant’s Authorized Representative, who shall have full power and authority to act on behalf of Tenant on any matters relating to the Initial Tenant Work.  Tenant may from time to time change the Tenant’s Authorized Representative or designate additional Tenant’s Authorized Representative(s) by written notice delivered to Landlord in accordance with the Lease.

C.10    Tenant Delays.  Tenant acknowledges that that substantial time will be required on its part to provide complete information concerning its requirements to the architect and engineers for the Initial Tenant Work, that Tenant agrees to use commercially reasonable efforts to make timely decisions, and that Tenant will cooperate with Landlord to achieve the earliest possible Term Commencement Date.  Any delay in the commencement or performance or substantial completion of the Initial Tenant Work, where indicated below, as a result of any of the following of which Landlord has given Tenant written notice within five (5) days after the occurrence thereof (except that no notice shall be required in connection with any failure by Tenant to timely comply with any time periods expressly set forth in this Lease) is referred to herein as a “Tenant Delay”:

(i)
any failure by Tenant to timely respond to requests for information necessary to complete the preparation of the Construction Documents or to carry out the Initial Tenant Work, as required in this Exhibit C;

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(ii)
any failure by Tenant timely to approve a substitute for any materials, equipment, designs, processes, or products shown on the Construction Documents that are not readily available to Landlord’s contractor to acquire in a timely manner and incorporate into the Initial Tenant Work in the ordinary course without delay,

(iii)	any Initial Tenant Work Change Order which causes a delay in the substantial completion of the Initial Tenant Work, whether or not such requested Initial Tenant Change Order is actually implemented;

(iv)
any failure of Tenant to act in a timely manner as required hereunder (and if no time period is set forth in this Exhibit C for such matter, then within three (3) Business Days of request) on any construction-related question or matter, including any failure to respond within two (2) Business Days to any requests for information by Landlord or the permitting authorities in connection with the applications for the Permits and Amended Building CO;

(v)
any request by Tenant that Landlord delay the commencement of, or delay or suspend the performance of, any element of the Initial Tenant Work (it being agreed that Landlord is not required to comply with such request and may decline to comply therewith in its sole discretion), or

(vi)
any other act or omission of Tenant or any of their officers, employees, agents, contractors, or equipment vendors, including without limitation, any early entry pursuant to Paragraph C.7 above, which directly causes a delay in the substantial completion of the Initial Tenant Work, subject to Landlord’s obligation to give Tenant written notice within five (5) days after the occurrence thereof as set forth above.

The total number of days that the substantial completion of the Shell Condition Work and Initial Tenant Work is actually delayed beyond the Construction Period due to any Tenant Delays shall be referred to herein as the “Total Tenant Delay Days”.

In the event that either Landlord or Tenant disputes in good faith the amount of the Total Landlord Delay Days or the Total Tenant Delay Days, such dispute shall be resolved by arbitration pursuant to Section 21.15 of the Lease.

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Schedule C-1

Description of Shell Condition Work

     Landlord, at Landlord’s sole cost and expense and not as a deduction from the Allowance, shall perform the following work for the Premises, using building standard materials and construction methods:

1.	Delivery of the Premises demolished, vacant and in so-called “broom clean” condition;

2.	Installation of a code-compliant sprinkler loop (with heads turned up);

3.
All Building Systems, including electrical service with a direct meter, submeter or check meter, shall be brought to the core electrical closet and fully operational in accordance with performance specifications suitable to support the Initial Tenant Work as set forth on Schedule C-2;

4.
VAV boxes and diffusers currently in place will be in good working order, provided that Tenant may request, by written notice delivered to Landlord within five (5) days after the date of the Lease, that Landlord remove the VAV boxes at Landlord’s sole cost as part of the demolition scope;

5.	Adequate connection points to the domestic water service and plumbing vent, located within the core;

6.	Concrete floors finished and ready to accept commercial grade floor covering;

7.	All core and shell walls and column enclosures (if currently enclosed) scraped and patched within reason;

8.	New building standard perimeter window coverings will be installed following completion of the Initial Tenant Work; and

9.	Remove from the Premises all actionable levels of Hazardous Materials (if any) in compliance with applicable Environmental, Health and Safety Laws.

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Schedule C-2

Preliminary Plans for Initial Tenant Work

Landlord shall perform the work within the Premises in accordance with the layout as shown on the attached Fit Plan, and in accordance with the Construction Documents approved by Landlord, as the same may be revised in accordance with the express provisions of Exhibit C to the Lease.

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FIT PLAN

[See attached]

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Schedule C-3
 Requirements for Construction Documents for Initial Tenant Work

1.    Preparation of Construction Documents.  The Construction Documents shall include all architectural, mechanical, electrical, fire protection, plumbing and structural drawings and detailed specifications for the Initial Tenant Work, as applicable, and shall show and/or specify all work necessary to complete the Initial Tenant Work including all cutting, fitting, and patching and all connections to the mechanical and electrical systems and other components of the Building as well as any re-balancing and re-commissioning scope that is necessary to address Base Building systems affected by the Initial Tenant Work.  Where the Initial Tenant Work interfaces with Base Building, the Initial Tenant Work design shall visually integrate with the Base Building in a manner and with materials and finishes that are compatible with the Base Building in that area.  Landlord reserves the right to reject Construction Documents which in its reasonable opinion fail to comply with this provision.  The Construction Documents shall include but not be limited to:
(a)    Major Work Information:  A list of any items or matters which might require structural modifications to the Building, including but not limited to the following:

(1)	Location and details of special floor areas exceeding the applicable floor load for such area of the Building;

(2)	Location and weights of storage files, batteries, HVAC units and technical areas;

(3)	Location of any special soundproofing requirements;

(4)	Existence of any extraordinary HVAC requirements necessitating perforation of structural members; and

(5)	Existence of any requirements for heavy loads, dunnage or other items affecting the structure.

(b)
Plans Submission:  Two (2) blackline drawings and one (1) CAD disk (subject to Tenant’s architect’s and its consultants’ and subconsultants’ reasonable conditions for re-use) showing all architectural, mechanical and electrical systems, including cutsheets (where reasonably requested by Landlord), specifications and the following:

CONSTRUCTION PLANS:
(1)    All partitions shall be shown; indicate ratings of all partitions; indicate all non-standard construction and details referenced;

(2)	Dimensions for partition shall be shown to face of drywall; critical tolerances and ± dimensions shall be clearly noted;

(3)	All plumbing fixtures or other equipment requirements and any equipment requiring connection to Building plumbing systems shall be noted.
 REFLECTED CEILING PLAN:

(1)	Layout suspended ceiling grid pattern in each room, describing the intent of the ceiling working point, origin and/or centering; and

(2)
Locate all ceiling-mounted lighting fixtures and air handling devices including air dampers, fan boxes, etc., lighting fixtures, supply air diffusers, wall switches, down lights, special lighting fixtures, special return air registers, special supply air diffusers, and special wall switches.

 TELECOMMUNICATIONS AND ELECTRICAL EQUIPMENT PLAN:

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(1)	All telephone outlets required;

(2)	All electrical outlets required; note non-standard power devices and/or related equipment;

(3)	All electrical requirements associated with plumbing fixtures or equipment; append product data for all equipment requiring special power, temperature control or plumbing considerations;

(4)	Location of telecommunications equipment and general layout of conduits; and

(5)
Components and design of antennas, if any, (including associated equipment) as installed, in sufficient detail to evaluate weight, bearing requirements, wind-load characteristics, power requirements and the effects on Building structure, moisture resistance of the roof membrane and operations of pre-existing telecommunications equipment, to the extent known or based on information provided by Landlord.

DOOR SCHEDULE:

(1)	Provide a schedule of doors, sizes, finishes, hardware sets and ratings; and

(2)	Non-standard materials and/or installation shall be explicitly noted.

HVAC:

(1)	Areas requiring special temperature and/or humidity control requirements;

(2)	Heat emission of equipment (including catalogue cuts where reasonably required by Landlord or, where unavailable, based on engineer’s assumptions therefor), such as CRTs, copy machines, etc.;

(3)	Special exhaust requirements for conference rooms, pantry, toilets, etc.; and

(4)	Any extension of system beyond demised space.

ELECTRICAL:

(1)	Special lighting requirements;

(2)	Power requirements and special outlet requirements of equipment;

(3)	Security requirements;

(4)	Supplied telephone equipment and the necessary space allocation for same;

(5)	Any extensions of tenant equipment beyond demised space and

(6)	Load study confirming compliance with the leased space’s allowable watts per square foot.
 PLUMBING:

(1)	Remote toilets;

(2)	Pantry equipment requirements;

(3)	Remote water and/or drain requirements such as for sinks, ice makers, etc.; and

(4)	Special drainage requirements, such as those requiring holding or dilution tanks.

ROOF:
Detailed plan of any existing and proposed roof equipment, if any, showing location and elevations of all equipment.

SPECIAL SERVICES:
Equipment cuts (where reasonably requested by Landlord), power requirements, heat emissions, raised floor requirements, fire protection requirements, security requirements, and emergency power.

2.    Plan Requirements.  The Construction Documents shall be fully detailed and fully coordinated with each other and with the Base Building design, shall show complete dimensions, and

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shall have designated thereon all points of location and other matters, including special construction details and finish schedules.  Tenant and its architect shall be solely responsible for ascertaining all existing field conditions.  Any plans in Landlord’s files, if any, that are provided to Tenant shall be without any representation or warranty.  All drawings shall be uniform size, shall incorporate the standard electrical and plumbing symbols, and be at a scale of 1/8” = 1’0” or larger.  Materials and/or installation shall be explicitly noted and adequately specified to allow for performing Landlord review, securing a building permit, pursuing construction pricing, and performing construction.  All equipment and installations shall be made in accordance with standard materials and procedures unless a deviation outside of industry standards is shown on the Construction Documents and approved by Landlord.  To the extent practicable, a concise description of products, acceptable substitutes (if any), and installation procedures and standards shall be provided to the extent customary.  Product cuts (where reasonably requested by Landlord) must be provided and special mechanical or electrical loads noted.  Landlord’s approval of the plans, drawings, specifications or other submissions in respect of any work, addition, alteration or improvement to be undertaken by or on behalf of Tenant shall create no liability or responsibility on the part of Landlord for their completeness, design sufficiency or compliance with requirements of any applicable Laws.

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Schedule C-4

INTENTIONALLY OMITTED

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EXHIBIT D
COMMENCEMENT LETTER
(EXAMPLE)

Date	____________________
Tenant Address	____________________ ____________________ ____________________ ____________________

Re:
Commencement Letter with respect to that certain Lease dated as of __________, 20___, by and between OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company, as Landlord, and HAEMONETICS CORPORATION, a Massachusetts corporation, as Tenant, for 62,066 rentable square feet on the ___ floor of the Building located at 125 Summer Street, Boston, MA 02110.

Lease Id: _________________
Business Unit Number: _______________________
Dear    __________________:
In accordance with the terms and conditions of the above referenced Lease, Tenant accepts possession of the Premises and acknowledges:
1.    The Term Commencement Date of the Lease is ________________________.  The Rent Commencement Date of the Lease is ________________________.
2.    The Term Expiration Date of the Lease is ____________________________.
Please acknowledge the foregoing and your acceptance of possession by signing all 3 counterparts of this Commencement Letter in the space provided and returning two (2) fully executed counterparts to my attention.  Tenant’s failure to execute and return this letter, or to provide written objection to the statements contained in this letter, within thirty (30) days after the date of this letter shall be deemed an approval by Tenant of the statements contained herein.
Sincerely,
___________________________________
Authorized Signatory

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D-1

Acknowledged and Accepted:

Tenant:	HAEMONETICS CORPORATION
By: Name: Title: Date:	______________________ ______________________ ______________________ ______________________

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D-2

EXHIBIT E
BUILDING RULES AND REGULATIONS
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company (“Landlord”), and HAEMONETICS CORPORATION, a Massachusetts corporation (“Tenant”), for space in the Building located at 125 Summer Street, Boston, MA 02110.  Capitalized terms used but not defined herein shall have the meanings given in the Lease.

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking facilities (if any), the Property and the appurtenances.  In the event of a conflict between the following rules and regulations and the remainder of the terms of the Lease, the remainder of the terms of the Lease shall control.
1.    Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises.  No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas.  At no time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Property.
2.    Plumbing fixtures and appliances shall be used only for the purposes for which designed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances.
3.    Except as otherwise provided in the Lease: No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord.  On multi-tenant floors, elevator lobby signage identifying each tenant using Building standard graphics shall be installed by Landlord at its expense, provided that any changes to a tenant’s initial elevator lobby signage shall be made by Landlord at such tenant’s expense.  All tenant identification and suite numbers at the entrance to the Premises, whether on multi-tenant or single-tenant floors, shall be subject to Landlord’s prior approval in writing and shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel without Landlord’s prior approval, which approval shall not be unreasonably withheld.
4.    Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants and no other directory shall be permitted unless previously consented to by Landlord in writing.
5.    Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent, which consent shall not be unreasonably withheld, and Landlord shall have the right at all times to retain and use keys or other access codes or devices to all locks within and into the Premises.  A reasonable number of keys and/or access cards to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost and Tenant shall not make any duplicate keys or access cards.  All keys and access cards shall be returned to Landlord at the expiration or early termination of the Lease.
6.    All contractors, contractor’s representatives and installation technicians performing work in the Building and all third party vendors providing services to tenants or other occupants in the Building

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(such as special event caterers and liquor providers) shall be subject to Landlord’s prior approval (which approval shall not be unreasonably withheld), shall be required to provide customary certificates of insurance (in form and substance reasonably approved by Landlord for the applicable work or service and naming Landlord and other designated parties as additional insureds), and shall comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time. Landlord has no obligation to allow any particular telecommunication service provider to have access to the Building or to the Premises.  If Landlord permits access, Landlord may condition the access upon the payment to Landlord by the service provider of fees assessed by Landlord in Landlord’s sole discretion.
7.    Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be performed in a manner and restricted to hours reasonably designated by Landlord.  Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity, including the names of any contractors, vendors or delivery companies, which approval shall not be unreasonably withheld.  Tenant shall assume all risk for damage, injury or loss in connection with the activity.
8.    Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises, which approval shall not be unreasonably withheld; provided that approval by Landlord shall not relieve Tenant from liability for any damage in connection with such heavy equipment or articles.
9.    Corridor doors, when not in use, shall be kept closed.
10.    Tenant shall not:  (a) make or permit any improper, objectionable or unpleasant noises, odors, or vibrations in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (b) solicit business or distribute or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (c) conduct or permit other activities in the Building that, constitute a nuisance.
11.    No animals, except any service animals required for particular individuals, shall be brought into the Building or kept in or about the Premises.
12.    Intentionally Omitted.
13.    Tenant shall not use, or permit any part of the Premises to be used for lodging, sleeping or for any illegal purpose.
14.    Tenant shall reasonably cooperate with the Landlord to minimize any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute or interfere with Landlord’s or any other tenant’s or occupant’s business or with the rights and privileges of any person lawfully in the Building (“Labor Disruption”).  Tenant shall take reasonable actions necessary to resolve the Labor Disruption, and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent (which consent may be withheld in Landlord’s sole discretion) for the work to resume.  Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties nor shall the Term Commencement Date of the Term be extended as a result of the above actions.
15.    Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord.  Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electric or gas heating devices, without Landlord’s

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prior written consent, which consent may be withheld in Landlord’s sole discretion.  Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.
16.    Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant’s employees and invitees.
17.    Bicycles and other vehicles are not permitted inside the Building (except for the bike storage area in the Garage) or on the walkways outside the Building, except in areas designated by Landlord.
18.    Landlord may from time to time adopt systems and procedures for the security and safety of the Building and Property, their occupants, entry, use and contents.  Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s systems and procedures.
19.    Landlord shall have the right to prohibit the use of the name of the Building, any photographs or other graphic representations of the Building, or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or its desirability.  Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.
20.    The Building is a non-smoking building.  Neither Tenant nor its employees, contractors, agents, guests, or invitees shall smoke or permit smoking of (i) any form of tobacco-related products (including, but not limited to pipes, cigars, cigarettes and similar products), (ii) vaporized products via electronic cigarettes (or any similar products and technological evolutions or innovations thereof), or (iii) any other plant-based or synthetic products which emit substances into the air at any time either in the Premises, in any other part of the Building, around the entrances to the Building, or in any other exterior area of the Property.  Notwithstanding the foregoing, Landlord may, at its election in its sole discretion from time to time, designate any exterior area of the Property (if any) as a permitted smoking area of tobacco-related products.
21.    Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance.  Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.
22.    Deliveries to and from the Premises shall be made only at the times in the areas and through the entrances and exits reasonably designated by Landlord.  Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.
23.    The work of cleaning personnel shall not be hindered by Tenant after 6:00 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time.  Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

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EXHIBIT F
ADDITIONAL PROVISIONS
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company (“Landlord”), and HAEMONETICS CORPORATION, a Massachusetts corporation (“Tenant”), for space in the Building located at 125 Summer Street, Boston, MA 02110.  Capitalized terms used but not defined herein shall have the meanings given in the Lease.

1.Parking.
(a)    During the Term, Tenant shall have the right to lease from Landlord, and Landlord shall lease to Tenant, or cause the operator (the “Operator”) of the garage serving the Building (the “Garage”) to lease to Tenant, up to [***] ([***]) unreserved parking spaces in the Garage (the “Spaces”) for the use of Tenant and its employees. The Spaces shall be leased at the rate of $[***] per Space, per month, plus applicable tax thereon, as such rate may be adjusted from time to time to reflect the then current rate for parking in the Garage. If requested by Landlord, Tenant shall execute and deliver to Landlord the standard parking agreement used by Landlord or the Operator in the Garage for such Spaces. Tenant may from time to time (but not more often than one time per month) (i) give back, and terminate the leases for, any number of Spaces, and/or (ii) request additional unreserved parking spaces in the Garage to be leased by Tenant hereunder. With respect to any such additional parking spaces requested by Tenant, Landlord shall lease to Tenant, or cause the Operator to lease to Tenant, such additional parking spaces to Tenant upon the terms set forth herein; provided, however, that the lease of such additional parking spaces shall be subject to the availability of such parking spaces, and in no event shall Landlord be obligated to lease, or cause the Operator to lease, to Tenant more than thirty-four (34) parking spaces in the Garage.
(b)    No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces.  Tenant shall not have the right to lease or otherwise use more than the number of unreserved Spaces set forth above.
(c)    Except for particular spaces and areas designated by Landlord or the Operator for reserved parking, all parking in the Garage shall be on an unreserved, first-come, first-served basis; provided, however, that, subject to the terms of this Lease (including without limitation, Section 1(g) of this Exhibit F), Tenant shall at all times have the right to use the Spaces.
(d)    Neither Landlord nor the Operator shall be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Garage regardless of whether such loss or theft occurs when the Garage or other areas therein are locked or otherwise secured.  Except as caused by the negligence or willful misconduct of Landlord and without limiting the terms of the preceding sentence, Landlord shall not be liable for any loss, injury or damage to persons using the Garage or automobiles or other property therein, it being agreed that, to the fullest extent permitted by law, the use of the Spaces shall be at the sole risk of Tenant and its employees.
(e)    Landlord or its Operator shall have the right from time to time to designate the location of the Spaces and to promulgate reasonable rules and regulations regarding the Garage, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like.  Tenant shall comply with and cause its employees to comply with all such rules and regulations and all reasonable additions and amendments thereto.

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(f)    Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Garage or on the Property.
(g)    Landlord or the Operator shall have the right to temporarily close the Garage or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Garage; provided, however, that Tenant shall be entitled to receive an abatement in the parking fee payable hereunder with respect to each Space that Tenant cannot use during any such period of closure of all or a portion of the Garage.
(h)    Tenant shall not assign or sublease any of the Spaces (except to a transferee under an assignment of this Lease or a subletting of the entire Premises under this Lease) without the consent of Landlord in Landlord’s sole discretion.  Landlord shall have the right to terminate Tenant’s parking rights with respect to any Spaces that Tenant desires to sublet or assign in violation of the foregoing.
(i)    Landlord may elect to provide parking cards or keys to control access to the Garage. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damages cards or keys.
2.    Extension Options.  Tenant shall have one (1) option (the “First Extension Option”) to extend the initial Term for one (1) extension term of five (5) years commencing at the expiration of the initial Term (the “First Extension Term”).  Any extension of the Term for the First Extension Term shall be applicable to the entire Premises (as the same may be expanded).  If Tenant fails timely to exercise the First Extension Option, Tenant shall have no further extension rights hereunder.  If Tenant timely exercises the First Extension Option as provided below, the Term shall be extended for the First Extension Term, and Tenant shall pay Base Rent for the Premises during the First Extension Term, in accordance with the terms and conditions of Section 4.02 of the Lease, at a Base Rent rate equal to the Fair Market Rent Rate (as defined below) for the Premises for the First Extension Term as determined in accordance with the provisions of this Section set forth below (the “Extension Rent Rate”). Time is of the essence with respect to Tenant’s timely exercise of the First Extension Option as provided herein.  Any notice exercising the First Extension Option must be unconditional and irrevocable in order to be effective.  Except as set forth herein, Tenant’s lease of the Premises during the First Extension Term shall be on all of the terms and conditions in effect for the Premises immediately prior to such extension.  Additionally, Tenant shall have one (1) option (the “Second Extension Option,” and together with the First Extension Option, as applicable, an “Extension Option”) to extend the First Extension Term for one (1) extension term of five (5) years commencing at the expiration of the First Extension Term (the “Second Extension Term,” and together with the First Extension Term, as applicable, an “Extension Term”).  Any extension of the Term for the Second Extension Term shall be applicable to the entire Premises (as the same may be expanded).  If Tenant fails timely to exercise the Second Extension Option, Tenant shall have no further extension rights hereunder.  If Tenant timely exercises the Second Extension Option as provided below, the Term shall be extended for the Second Extension Term, and Tenant shall pay Base Rent for the Premises during the Second Extension Term, in accordance with the terms and conditions of Section 4.02 of the Lease, at a Base Rent rate equal to the Fair Market Rent Rate for the Premises for the Second Extension Term as determined in accordance with the provisions of this Section set forth below.  Time is of the essence with respect to Tenant’s timely exercise of the Second Extension Option as provided herein.  Any notice exercising the Second Extension Option must be unconditional and irrevocable in order to be effective.  Except as set forth herein, Tenant’s lease of the Premises during the Second Extension Term shall be on all of the terms and conditions in effect for the Premises immediately prior to such extension, except that Tenant shall have no further option to extend the Term after the end of the Second Extension Term.
The procedures for Tenant to exercise an Extension Option, and for the applicable Extension Rent Rate (as defined below) applicable to the applicable Extension Term to be determined, are as follows:

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(a)    Tenant’s Exercise Notice.  If Tenant wishes to exercise the First Extension Option, Tenant shall so notify Landlord no more than fifteen (15) months, and no less than twelve (12) months, prior to the date the initial Term is then scheduled to expire.  If Tenant wishes to exercise the Second Extension Option, Tenant shall so notify Landlord no more than fifteen (15) months, and no less than twelve (12) months, prior to the date the First Extension Term is then scheduled to expire.  Failure by Tenant timely to send a notice under this subparagraph (a) shall constitute an irrevocable waiver of Tenant’s right to extend the Term.
(b)    Landlord’s Response.  If Tenant timely delivers a notice under subparagraph (a) above, Landlord shall furnish Tenant with Landlord’s determination of the Base Rent rate equal to the Fair Market Rent Rate (as defined below) for the Premises for the applicable Extension Term (once determined pursuant to the terms and provisions set forth below, the “Extension Rent Rate”) no later than thirty (30) days following Landlord’s receipt of such notice.  Within thirty (30) days after Landlord furnishes its estimate of the Extension Rent Rate to Tenant under the preceding sentence, Tenant shall, by written notice delivered to Landlord, either (i) give Landlord notice accepting Landlord’s determination of the Extension Rent Rate for the applicable Extension Term, or (ii) give Landlord notice disputing Landlord’s determination of such applicable Extension Rent Rate, which notice under clause (ii) shall state Tenant’s determination of such applicable Extension Rent Rate.  Failure timely to give a notice disputing Landlord’s determination of such applicable Extension Rent Rate shall constitute an acceptance of Landlord’s determination of such applicable Extension Rent Rate. Notwithstanding anything to the contrary, Tenant may request, but no earlier than sixteen (16) months prior to the then scheduled expiration of the Term, that Landlord provide its determination of the Extension Rent Rate prior to Tenant’s delivery of an exercise notice pursuant to subparagraph (a) above, and Landlord shall deliver such determination within thirty (30) days following Landlord’s receipt of Tenant’s request therefor.
(c)    Arbitration. If Tenant disputes Landlord’s determination of the applicable Extension Rent Rate under subparagraph (b)(ii) above, the parties shall use good faith efforts to resolve such dispute for a period of thirty (30) days after such dispute notice is delivered.  If, after such thirty (30) day period, the dispute over such Extension Rent Rate is not resolved, then either party may cause the matter of the Fair Market Rent Rate to be submitted to arbitration as set forth below, by giving notice of such submission to the other party.  Each of Landlord and Tenant, within twenty (20) days after notice of such submission to arbitration, shall appoint an independent, licensed, commercial real estate broker with at least ten (10) years’ experience as a broker for first-class high-rise office buildings in downtown Boston, Massachusetts (a “Qualified Broker”), and shall give notice of such appointment to the other party.  If either Landlord or Tenant shall fail timely to appoint a Qualified Broker, the other may apply to the Boston Office of the American Arbitration Association (“AAA”) for appointment of such a Qualified Broker five (5) Business Days after notice of such failure to the delinquent party if such Qualified Broker has not then been appointed.  Within thirty (30) days after appointment of the second Qualified Broker, the two Qualified Brokers shall each determine the Fair Market Rent Rate and furnish a written statement thereof to Landlord and Tenant. Unless the higher of the determinations of the Fair Market Rent Rate made by a Qualified Broker is more than one hundred ten percent (110%) of the lower, the average of the two such determinations shall be binding on Landlord and Tenant. In the event that (i) the higher of the two such determinations is more than one hundred ten percent (110%) of the lower, and (ii) Landlord and Tenant are unable to agree on the Fair Market Rent Rate within thirty (30) days after the parties’ receipt of the Qualified Brokers’ written statements, then the Qualified Brokers shall together promptly appoint a third such licensed, and experienced commercial real estate broker, from a firm unaffiliated with Landlord or Tenant or either of the firms with which the Qualified Brokers are associated (the “Third Broker”), which Third Broker shall determine the Fair Market Rent Rate and furnish a written statement thereof to Landlord and Tenant. In the event that the Qualified Brokers cannot promptly agree on the appointment of the Third Broker, then the Third Broker shall be appointed by the Boston office of the AAA. Unless the determination of the Third Broker, as aforesaid, is less than the lower or more than the higher determination of the

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Qualified Brokers, such determination of the Third Broker shall be binding on Landlord and Tenant. In the event that the determination of the Third Broker, as aforesaid, is the lowest of the three such determinations, then the lower of the determinations of the Qualified Brokers shall be binding on Landlord and Tenant. Conversely, if the determination of the Third Broker, as aforesaid, is the highest of the three such determinations, then the higher of the determinations of the Qualified Brokers shall be binding on Landlord and Tenant. Any and all fees and expenses incurred in making the aforesaid determinations shall be paid to the Qualified Broker chosen by Tenant exclusively by Tenant, to the Qualified Broker chosen by Landlord exclusively by Landlord, and to the Third Broker and the AAA in equal proportion by Landlord and Tenant.  If the AAA shall cease to provide arbitration for commercial disputes in Boston, a Qualified Broker or Third Broker, as the case may be, shall be appointed by any successor organization providing substantially the same services, and in the absence of such an organization, by a court of competent jurisdiction under the arbitration act of The Commonwealth of Massachusetts.  For any period during which the applicable Extension Rent Rate is in dispute hereunder, Tenant shall make payment on account of the applicable Extension Rent Rate at the rate estimated by Landlord as such Extension Rent Rate, and the parties shall adjust for overpayments or underpayments within thirty (30) days after the decision of the arbitrators is announced.
(d)    Fair Market Rent Rate.  The “Fair Market Rent Rate” for the Extension Term in question shall mean the annual fair market rent per square foot for the Premises for a term coterminous with the applicable Extension Term under the terms of this Lease, as though the Premises were in the condition then existing or in such better condition as such space is required to be maintained hereunder.  In making such determination, reference shall be made to lease transactions for comparable office space in the Building and comparable first-class high-rise buildings in downtown Boston, and appropriate adjustments to the rent rates in such comparable transactions shall be made for any relevant factors, including, without limitation, the timing of the transaction, the location and condition of the space, the quality of the Building, and any free rent, tenant improvements or other tenant concessions (or the lack thereof).  Without limiting the generality of the foregoing adjustments, if the rent rate in a comparable transaction was determined based on a percentage discount to fair market rent, then the amount of such discount shall be disregarded (i.e., added back into the rental rate) for purposes of determining the Fair Market Rent Rate hereunder.  The Fair Market Rent Rate shall be determined using a new Base Year for charges for Expense Excess and Tax Excess in respect of the applicable Extension Term, based on the calendar year in which such Extension Term commences, which new Base Year shall apply to the Premises during such Extension Term.
(e)    Confirmatory Instrument.  If Tenant shall exercise an Extension Option in accordance with this Section, the provisions of this Section shall be self-operative, but upon request by either party after determination of the Extension Rent Rate for the applicable Extension Term, the parties shall execute an agreement specifying the Extension Rent Rate for the applicable Extension Term and acknowledging the extension of the Term.
(f)    General.  Notwithstanding any provision of this Section to the contrary, the Extension Options shall be void, at Landlord’s election, if (i) Tenant is in default hereunder, after any applicable notice and cure periods have expired, at the time Tenant elects to extend the Term or at the time the Term would expire but for such extension, or (ii) at the time of Tenant’s exercise of the Extension Option more than fifty percent (50%) of the Premises is subleased (other than pursuant to a Permitted Transfer), or an assignment of the Lease (other than in connection with a Permitted Transfer) is then in full force and effect.
3.    Right of First Offer.  As used herein, the “First Offer Space” shall mean any of the following spaces or any part thereof that Landlord from time to time during the initial Term determines is available for lease to a third party in accordance with and subject to the provisions of this Section 3:  Any space on any floor immediately above the highest floor of the Premises, any space on any floor immediately

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below the lowest floor of the Premises, and any space on any floor on which the Premises occupy only a portion of such floor.
(a)    Landlord’s ROFO Notice.  Subject to the Superior Rights (as defined below), before hereafter entering into a lease for all or any part of the First Offer Space with a third party (other than the then existing tenant of such space), Landlord shall give Tenant a notice (each, a “Landlord’s ROFO Notice”) specifying (i) the location and Rentable Floor Area of the part of the First Offer Space designated by Landlord for offer to Tenant hereunder (each, an “Offered Space”) and (ii) the terms on which Landlord would be willing to lease such Offered Space to Tenant in accordance with the terms of this Section 3, provided that Rent in respect of the Offered Space shall be at the Fair Market Rent Rate, as reasonably determined by Landlord, taking into account all relevant factors. The term for the Offered Space shall be coterminous with the Term of this Lease (as the same may be extended pursuant to this Lease). Landlord reserves the right to offer all or part of the First Offer Space in such size and configuration for the applicable Offered Space specified in any Landlord’s ROFO Notice hereunder as Landlord determines in its sole discretion.
Notwithstanding anything in this Section 3 to the contrary, Tenant’s rights of first offer hereunder with respect to any applicable First Offer Space shall be subject and subordinate to the “Superior Rights”, which shall include and refer to Landlord’s right from time to time to lease all or part of the applicable First Offer Space to (i) any tenant with existing rights to such First Offer Space as of the Effective Date, which tenants are Analog, SunTrust, FirstPro, and Novetta, (ii) after such time as Tenant has rejected (or is deemed to have rejected) a Landlord’s ROFO Notice for an Offered Space hereunder, any tenant that is granted rights for all or part of such Offered Space in the initial lease for such space entered into by Landlord in accordance with the provisions of this Section 3, (iii) any tenant that is granted rights for all or part of the currently vacant First Offer Space in the initial leases entered into by Landlord pursuant to the initial lease up, and (iv) any then existing tenant of the First Offer Space (it being understood and agreed that Landlord shall have the right to extend or renew any then current lease (or enter into a new lease) with any then existing tenant even if no extension or renewal rights are contained in said then current lease).
(b)    Tenant’s Response.  Within ten (10) Business Days after receipt of Landlord's ROFO Notice, Tenant shall, by written notice delivered to Landlord, either (a) reject Landlord's ROFO Notice, or (b) reject Landlord's ROFO Notice but unconditionally and irrevocably offer to lease the Offered Space from Landlord for its own use at a Base Rent rate proposed in Tenant’s response and otherwise on the terms set forth in Landlord’s ROFO Notice, or (c) unconditionally and irrevocably accept Landlord’s offer to lease the Offered Space from Landlord for its own use on the terms set forth in Landlord's ROFO Notice. The failure by Tenant to timely respond as aforesaid shall be deemed Tenant's rejection of Landlord's ROFO Notice for the Offered Space under clause (a).
    If Landlord's ROFO Notice is rejected under clause (a) above (or deemed rejected by Tenant's failure to timely respond), then Landlord may enter into any lease for all or part of the Offered Space on such terms and conditions (including without limitation extension or expansion rights with respect to the Offered Space or any portion thereof) as Landlord determines in its sole discretion.
If Tenant timely offers to lease the Offered Space on alternative terms as set forth in clause (b) above, then Landlord may, by written notice delivered within thirty (30) days of receipt thereof, accept or decline such offer (the failure to so respond being deemed Landlord's election to decline Tenant's offer). If such offer under clause (b) is declined (or deemed declined), then, for a period of one (1) year after Landlord's receipt of Tenant's offer (the “Leasing Period”), Landlord may enter into any lease for all or part of the Offered Space (which may be enlarged to include other space by up to twenty five percent of the rentable square feet without requiring any re-offer hereunder) at an effective rent (after taking into

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account any tenant improvement allowance) greater than ninety percent of the effective rent under Tenant's offer. If, during such Leasing Period, Landlord desires to enter into a third-party lease for all of part of such Offered Space at an effective rent less than or equal to ninety percent of the effective rent under Tenant's offer, Landlord shall deliver to Tenant a new Landlord's ROFO Notice for such space. If and to the extent that Landlord does not enter into any lease for all or part of the Offered Space within such Leasing Period, Landlord shall re-commence the process under this Section before entering into a lease for such space.
(c)    End of Term.  Notwithstanding the foregoing, with respect to any First Offer Space with a delivery date that would occur within the last three (3) years of the initial Term (a “Late Term ROFO Space”), any right of Tenant to lease such Late Term ROFO Space under this Section shall apply if and only if, Tenant has timely and validly exercised, or has the right to exercise its First Extension Option pursuant to Section 2 of this Exhibit F, and simultaneously with the acceptance (if any) of the applicable offer to lease such Late Term ROFO Space in accordance with this Section, Tenant shall irrevocably and unconditionally agree to exercise Tenant’s First Extension Option, in which event the Term shall be extended in accordance with the terms of such Extension Option, provided that the Fair Market Base Rent for the Premises thereunder shall be determined at the time provided under such Extension Option, notwithstanding the timing of Tenant’s agreement under this sentence to exercise such Extension Option. Notwithstanding anything to the contrary, if Tenant does not timely exercise its First Extension Option, Landlord shall have no obligation to deliver a Landlord’s ROFO Notice as of the expiration of the First Extension Option.
(d)    Confirmatory Instrument.  If the applicable offer to lease an Offered Space is accepted as provided under this Section above, the Offered Space shall, subject to the provisions set forth below and without further action by the parties, be leased by Tenant on the accepted terms and otherwise on all of the terms of the Lease in effect immediately prior to such expansion, provided that, at the request of either party, Landlord and Tenant shall promptly execute and deliver an agreement confirming such expansion of the Premises and the estimated date the Premises are to be expanded pursuant to this Section with a provision for establishing the effective date of such expansion based on actual delivery.  Landlord’s failure to deliver, or delay in delivering, all or any part of such leased Offered Space, for any reason, shall not give rise to any liability of Landlord, shall not alter Tenant’s obligation to accept such space when delivered, shall not constitute a default of Landlord, and shall not affect the validity of the Lease.
(e)    General.  Notwithstanding any provision of this Section to the contrary, Tenant’s rights under this Section shall be void, at Landlord’s election, if (i) Tenant is in default hereunder, after any applicable notice and cure periods have expired, at the time Landlord would otherwise give a Landlord’s ROFO Notice to Tenant hereunder or at the time Tenant makes any election with respect to the First Offer Space under this Section or at the time the First Offer Space would be added to the Premises, or (ii) any Transfer has occurred under Section 11 of the Lease (other than a Permitted Transfer).
4.    Hazardous Materials.
(a)    Hazardous Materials. As used herein, the term “Hazardous Materials” shall mean any wastes, materials or substances (whether in the form of liquids, solids, aerosols or gases, and whether or not air-borne), specifically including live organisms, viruses and fungi, medical waste and so-called “bio-hazard” materials, which are or are deemed to be (i) pollutants or contaminants, or which are or are deemed to be hazardous, toxic, ignitable, reactive, corrosive, infectious, dangerous, harmful or injurious, or which present a risk to public health or to the environment, or which are or may become regulated by or under the authority of any applicable local, state (including, without limitation, Chapter 21E of the General Laws of the Commonwealth of Massachusetts) or federal laws, judgments, ordinances, orders, rules, regulations, codes or other governmental restrictions, guidelines or requirements, any amendments or successor(s)

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thereto, replacements thereof or publications promulgated pursuant thereto, including, without limitation, any such items or substances which are or may become regulated by any of the Environmental, Health and Safety Laws (as hereinafter defined); (ii) listed as a chemical known to the Commonwealth of Massachusetts to cause cancer or reproductive toxicity; or (iii) a pesticide, petroleum, including crude oil or any fraction thereof, asbestos or an asbestos-containing material, a polychlorinated biphenyl, radioactive material, urea formaldehyde, biohazard material, mold, fungus, virus, living organisms or other medical waste.
(b)    Environmental, Health and Safety Laws. In addition to the laws referred to in Section 4(a) above, the term “Environmental, Health and Safety Laws” shall be deemed to include, without limitation, 33 U.S.C. Section 1251 et seq., 42 U.S.C. Section 6901 et seq., 42 U.S.C. Section 7401 et seq., 42 U.S.C. Section 9601 et seq., the Emergency Planning and Community Right to Know Act (EPCRTKA) 42 U.S.C. § 11001-11050 and all local, state and federal laws, judgments, ordinances, orders, rules, regulations, codes and other governmental restrictions, guidelines and requirements, any amendments and successors thereto, replacements thereof and publications promulgated pursuant thereto, which deal with or otherwise in any manner relate to, Hazardous Materials, air or water quality, air emissions, soil or ground conditions, environmental, health and safety, including, but not limited to, industrial hygiene, soil, water, or environmental conditions or other environmental, health and safety matters of any kind. In addition to the foregoing, Tenant shall comply with all terms, conditions and guidelines contained in all licenses, permits and approvals applicable to Tenant’s laboratory uses and agrees to further acknowledge such agreement to so comply in writing upon request of Landlord.
(c)    Use of Hazardous Materials; Licenses; Audit Reports. Tenant agrees that during the Term of this Lease, there shall be no use, presence, disposal, storage, generation, leakage, treatment, manufacture, import, handling, processing, release, or threatened release of Hazardous Materials on, from or under the Premises, the Building or the Property (individually and collectively, “Hazardous Use”) except for Hazardous Materials which are typically used in the operation of offices or laboratories (including in connection with the Back-Up Power And Supplemental Components referenced in Exhibit F), provided that such Hazardous Materials are stored, used and disposed of in strict compliance with all applicable Environmental, Health and Safety Laws and with all BSL-2 requirements and protocol. Tenant represents and warrants that the list attached hereto as Schedule F-1 is a list of substantially all Hazardous Materials expected to be used and stored by Tenant in the Premises as of the Term Commencement Date.
Notwithstanding the foregoing, under no circumstances shall Tenant use or permit to exist in the Premises, or obtain any license, permit, registration or consent from any local, federal or state governmental agency, authority, commission, board or the like (each, a “Governmental Authority”) permitting Tenant to use or store in the Premises, any of the Hazardous Materials or classes thereof listed and/or identified on Schedule F-2 attached hereto.
Within five (5) business days following Tenant’s receipt of Landlord’s written request therefor, Tenant shall promptly provide Landlord with copies of any and all licenses, permits, registrations or consents relating to the use, storage or disposal of Hazardous Materials that are obtained, modified or renewed during the Term. In addition, Tenant shall not permit the imposition of any lien by Governmental Authority or other party to secure payment for damages caused by, or the recovery of any costs or expenses for, the cleanup, remediation, investigation, transportation, disposal, release or threatened release of any Hazardous Material. Tenant also shall provide Landlord with prompt written notice in reasonable detail of (i) any release or threatened release at, on, under or from the Premises, Building or Property of which Tenant becomes aware which would reasonably be expected to exceed reportable quantities or give rise to a violation of any Environmental, Health and Safety Laws, or which could result in a legal obligation to investigate or remediate Hazardous Materials pursuant to, Environmental, Health and Safety Laws or any provisions of this Lease; (ii) any notice received by Tenant, or of which Tenant has knowledge, from any

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Governmental Authority in connection with any such release or any violation of Environmental, Health and Safety Laws, or in connection with the presence or alleged presence of any Hazardous Materials at the Premises, Building or Property; or (iii) any incurrence of expense by any Governmental Authority or other party in connection with the assessment, containment, disposal or removal of any Hazardous Materials located at, on, in, or under, or emanating from the Premises.
Within five (5) days following Tenant’s receipt of Landlord’s written request from time to time given no more than once in any Lease Year, Tenant shall provide Landlord with an updated list of all Hazardous Materials, including quantifies used and such other information as Landlord may reasonably request, used or stored by Tenant in the Premises or otherwise on the Property. In the event Tenant fails to handle, store or dispose of Hazardous Materials in the Premises or otherwise on the Property in compliance with all applicable Environmental, Health and Safety Laws and all BSL-2 requirements and protocols, Tenant shall not handle, store or dispose of such Hazardous Materials in the Premises or on the Property until Tenant complies with all Environmental, Health and Safety Laws and BSL-2 requirements and protocols applicable to the handling, storage, or disposal of such Hazardous Materials. For the purposes of this Section 4(c), the term Hazardous Use shall include Hazardous Use(s) on, from or under the Premises by Tenant or any of its directors, officers, employees, shareholders, partners, licensees, invitees, agents, contractors or occupants (collectively, “Tenant’s Parties”), whether known or unknown to Tenant, and whether occurring and/or existing during or prior to the commencement of the Term of this Lease.
(d)    Compliance. During the Term of this Lease, Tenant, at its sole cost and expense, shall comply with, and shall not be in violation of, any Environmental, Health and Safety Laws.
(e)    Inspection and Testing by Landlord. If Landlord has reason to believe that Tenant has violated the provisions of this Section 4 or other provisions of this Lease governing Hazardous Materials, Landlord shall have the right to (i) inspect the Premises and to (ii) conduct tests and investigations to confirm whether Tenant is in compliance with the provisions of this Section. Except in case of emergency, Landlord shall give reasonable notice to Tenant before conducting any inspections, tests, or investigations. The cost of all such inspections, tests and investigations shall be borne by Tenant if Tenant is in breach of Section 4 or other provisions of the Lease governing Hazardous Materials. Neither any action nor inaction on the part of Landlord pursuant to this 4(e) shall be deemed in any way to release Tenant from, or in any way modify or alter, Tenant’s responsibilities, obligations, and/or liabilities incurred pursuant to Section 4 hereof.
(f)    Decommissioning. On or before the date that Tenant, and anyone claiming by, through or under Tenant, vacates the Premises, and immediately prior to the time that Tenant delivers the Premises to Landlord, Tenant shall, to the reasonable satisfaction of Landlord:
(i)    cause the Premises to be decommissioned in accordance with the regulations of the U.S. Nuclear Regulatory Commission and/or the Massachusetts Department of Public Health for the control of radiation, cause the Premises to be released for unrestricted use by the Radiation Control Program of the Massachusetts Department of Public Health for the control of radiation, and deliver to Landlord the report of a qualified radiation health physicist or radiation safety officer confirming, in substance, that he or she has examined the Premises (including visual inspection, Geiger counter evaluation and airborne and surface monitoring) and found no evidence of residual radioactive materials, radiation above natural background levels, or violation of any Environmental Health and Safety Laws; and deliver to Landlord the report of a certified industrial hygienist confirming, in substance, that he or she has examined the Premises (including visual inspection, onsite screening and laboratory analysis and found no evidence that the Premises contains any Hazardous Materials, no building materials or components have been adversely impacted by Hazardous Materials, or is otherwise in violation of any Environmental Health and

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Safety Laws;
(ii)    intentionally deleted;
(iii)    decommission all laboratory space in and about the Premises, including without limitation, to the extent required to deliver a complete Laboratory Decommissioning Checklist, and otherwise in accordance with applicable Laws and best practices for similarly used laboratory space, and to the satisfaction of Landlord and any Governmental Authority involved in the closure;
(iv)    terminate all licenses, permits, registrations and consents obtained by Tenant for the use or storage of Hazardous Materials or radioactive materials at the Premises or transfer such licenses, permits, registrations and consents for Tenant’s activities at another location;
(v)    remove from the Premises and dispose of all universal waste, Hazardous Materials, and radioactive materials stored in the Premises in compliance with applicable Laws (including, without limitation, all Environmental, Health and Safety Laws);
(vi)    decontaminate all surfaces and fixed equipment in the Premises;
(vii)    review and remediate and properly dispose of any specific Hazardous or Radioactive Materials that may be associated with any laboratory fixtures used by Tenant in the Premises; and
(viii)    provide to Landlord a copy of its most current universal, chemical, radiological and biological waste removal manifests and or bills of lading and a certification from Tenant executed by an officer of Tenant that no Hazardous Materials or other potentially dangerous or harmful chemicals brought onto the Premises from and after the date that Tenant first took occupancy of the Premises remain in the Premises.
(g)    Tenant shall indemnify, hold harmless, and, at Landlord’s option (with such attorneys as Landlord may approve in advance and in writing), defend Landlord and Landlord’s officers, directors, shareholders, partners, members, managers, employees, contractors, property managers, agents and mortgagees and other lien holders, from and against any and all Losses (including without limitation, any costs of cleanup, remediation, removal and restoration) arising from or related to: (a) any violation or alleged violation by Tenant or any of Tenant’s Parties of any of the requirements, ordinances, statutes, regulations or other laws referred to in this Section 4, including, without limitation, the Environmental, Health and Safety Laws; (b) any breach of the provisions of this Section 4 by Tenant or any of Tenant’s Parties; or (c) any Hazardous Use on, about or from the Premises of any Hazardous Material approved by Landlord under this Lease (including in connection with the Back-Up Power And Supplemental Components). The indemnification of Landlord by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the Building, soil or ground water, on or under the Premises based upon the circumstances identified in the first sentence of this subsection (g). The indemnification and hold harmless obligations of Tenant under this subsection (g) shall survive any termination of this Lease.
5.    Dedicated Venting System. During the Term, Tenant shall have the exclusive right to use the venting system to be installed as part of the Initial Tenant Work to exclusively serve the Premises, along with all related facilities, including, without limitation, any ducts flues, or chases installed to provide access to space outside of the Premises for the operation, maintenance, and repair of such venting system

[***]Confidential treatment has been requested

(collectively the “Dedicated Venting System”) and the non-exclusive right to access those portions of the Building and the Property (including, without limitation, the roof of the Building), to the extent necessary for the operation, maintenance, and repair of the Dedicated Venting System. Tenant acknowledges and agrees that access to any portion of the Dedicated Venting System located outside of the Premises shall be subject to coordination with the Landlord for such access. Tenant shall at all times comply with any and permits and approvals issues by applicable governmental authorities with respect to the use of the Dedicated Venting System. Tenant’s use of the Dedicated Venting System shall not at any time: (i) affect the waterproofing of the roof; or (ii) cause any interference with (w) the Building’s operating or mechanical systems, (x) the operations of any tenant in the Building, including any tenant’s roof deck use by reason of the emission of noxious vapors or odors (it being understood that emissions from the Dedicated Venting System shall be colorless and odorless so as to avoid such interruption and shall be in compliance with all Laws related to such emissions), (y) any telecommunications equipment in or on the Building (A) of any telecommunications service provider which makes its services available generally to the tenants of the Building or (B) serving a larger portion of the Building than the Premises. Tenant shall also cooperate with any rooftop management policy which Landlord may implement for the Building, provided that such policy does not materially decrease Tenant’s rights or materially increase Tenant’s obligations under this Lease. Tenant shall not be charged any Additional Rent as a result of the installation of the Dedicated Venting System, unless Tenant damages any portion of the Building or the roof in connection with its operation, maintenance, or repair of such Dedicated Venting System. Notwithstanding anything to the contrary contained in Section 8.03 of the Lease, in the event Landlord elects to remove the Dedicated Venting System and completes the removal of the Dedicated Venting System within ninety (90) days following the end of the Term, Tenant shall reimburse Landlord for its actual, documented, out-of-pocket costs of such removal within thirty (30) days following Tenant’s receipt of Landlord’s invoice therefor, accompanied by reasonably detailed documentation supporting such costs, given delivered within fifteen (15) days following the completion of such removal; provided, however, that Landlord shall have delivered Tenant an estimate of such costs of removal no later than five (5) Business Days prior to the commencement of such removal. Landlord shall have the right to retain the Letter of Credit until Landlord’s receipt of Tenant’s reimbursement of such removal costs; provided that Tenant shall have the right to deposit with Landlord a cash security deposit for the cost of such removal in lieu of the Letter of Credit, in which event Landlord will return the Letter of Credit to Tenant promptly after its receipt of such a cash security deposit.
6.    Generator. Tenant shall have the right to install, at Tenant’s sole cost, a back-up generator on the roof of the Building, a booster in the Garage, the associated gas line and related components (collectively, the “Back-Up Power And Supplemental Components”), in the locations designated therefor by Landlord, subject to Landlord’s prior written approval of Tenant’s plans and specifications therefor, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall also have the non-exclusive right to access those portions of the Building and the Property (including, without limitation, the roof of the Building), to the extent necessary for the installation, operation, maintenance, and repair of the Back-Up Power And Supplemental Components. Landlord shall have no obligations to Tenant with respect to the installation, operation, repair, maintenance or replacement of the Back-Up Power And Supplemental Components. Tenant shall be responsible, at Tenant's sole cost and expense, for maintaining, testing, refueling and cleaning the Back-Up Power And Supplemental Components, all in compliance with applicable Laws. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing the Back-Up Power And Supplemental Components (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturers in the operation/maintenance manual or required by applicable government laws, ordinances, rules and regulations. Landlord may, upon notice to Tenant, enter into such a maintenance/service contract on behalf of Tenant or perform the work and, in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

[***]Confidential treatment has been requested

Tenant acknowledges and agrees that access to any portion of the Back-Up Power and Supplemental Components located outside of the Premises shall be subject to coordination with the Landlord for such access. Tenant shall at all times comply with any and permits and approvals issues by applicable governmental authorities with respect to the use of the Back-Up Power and Supplemental Components. Tenant’s use of the Back-Up Power and Supplemental Components shall not at any time: (i) affect the waterproofing of the roof; or (ii) cause any interference with (w) the Building’s operating or mechanical systems, (x) the operations of any tenant in the Building, including any tenant’s roof deck use, (y) any telecommunications equipment in or on the Building (A) of any telecommunications service provider which makes its services available generally to the tenants of the Building or (B) serving a larger portion of the Building than the Premises. Tenant shall also cooperate with any rooftop management policy which Landlord may implement for the Building, provided that such policy does not materially decrease Tenant’s rights or materially increase Tenant’s obligations under this Lease. Tenant shall not be charged any Additional Rent as a result of the installation of the Back-Up Power and Supplemental Components, unless Tenant damages any portion of the Building or the roof in connection with its installation, operation, maintenance, or repair of such Back-Up Power and Supplemental Components. Notwithstanding anything to the contrary contained in Section 8.03 of the Lease, in the event Landlord elects to remove the Back-Up Power and Supplemental Components and completes the removal of the Back-Up Power and Supplemental Components within ninety (90) days following the end of the Term, Tenant shall reimburse Landlord for its actual, documented, out-of-pocket costs of such removal within thirty (30) days following Tenant’s receipt of Landlord’s invoice therefor, accompanied by reasonably detailed documentation supporting such costs, given delivered within fifteen (15) days following the completion of such removal; provided, however, that Landlord shall have delivered Tenant an estimate of such costs of removal no later than five (5) Business Days prior to the commencement of such removal. Landlord shall have the right to retain the Letter of Credit until Landlord’s receipt of Tenant’s reimbursement of such removal costs; provided that Tenant shall have the right to deposit with Landlord a cash security deposit for the cost of such removal in lieu of the Letter of Credit, in which event Landlord will return the Letter of Credit to Tenant promptly after its receipt of such a cash security deposit.
7. Negative Condition. In light of the fact that the Premises are in a multi-tenant Building, Tenant shall not perform any act or carry on any practice or operate any machinery or equipment (including, but without limitation, the use of grinders) which would be in violation of the provisions of Article 5 of the Lease and Sections 5 and 6 of this Exhibit F (a “Negative Condition”). Upon Landlord’s written notice to Tenant that such a Negative Condition exists, Tenant shall thereafter promptly undertake actions to remedy such Negative Condition (which actions may include the installation, operation, maintenance and inspection of odor, noise, vibration, water and/or smoke control devices, and the establishment of effective control procedures to eliminate such odors, noise, vibration, smoke, water or other objectionable emissions) within five (5) days following receipt of such notice, or such longer period of time as is reasonably necessary to remedy such Negative Condition so long as Tenant promptly undertakes to remedy any such condition and diligently and continuously pursues such remedy to completion within thirty (30) days of receipt of such notice from Landlord. Tenant shall cease the activity causing the Negative Condition upon receipt of Landlord’s notice until the Negative Condition has been remedied. The means Tenant uses to prevent such migration may include but not be limited to: (i) operating the HVAC systems, including any special exhaust systems, under negative pressure, (ii) sealing all openings in the demising walls, (iii) providing continuous waterproof base (per Landlord’s criteria) along the demising walls in the showers (if any), kitchen and laboratory areas in the Premises, and (iv) placing machines or equipment in settings of cork, rubber or spring type noise and vibration eliminators. If any such Negative Condition is not so remedied, Landlord may, at its discretion either: (i) cure such Negative Condition, and Tenant shall then pay, as additional rent hereunder, the cost and expense incurred by Landlord to effect such cure within thirty (30) days following Tenant’s receipt of Landlord’s written demand therefor, or (ii) treat Tenant’s failure to remedy such Negative Condition as a Default, entitling Landlord to any of its remedies pursuant to the terms of this Lease.

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Schedule F-1

INITIAL LIST OF HAZARDOUS MATERIALS AND QUANTITIES

Hazardous Chemical Classification	Actual Planned Storage Quantity	MAQ with Approved Storage for Entire Floor (100% of CA)
		Approved Storage	Open Use
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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Chemical Name	Classification	Conversion Quantity	Unit
[***]
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[***]Confidential treatment has been requested

[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
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[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]Confidential treatment has been requested

Schedule F-2

PROHIBITED HAZARDOUS MATERIALS

1)Selected biological agents and toxins (Select Agents) as defined by the Federal Select Agent Program (http://www.selectagents.gov/) which have the potential to pose a severe threat to public, animal or plant health or to animal or plant products and require registration to possess, use or transfer.  Select Agents are regulated under 7 CFR Part 331, 9 CFR Part 121 and 42 CFR Part 73, and may also be regulated by the City of Boston.

2)Chemicals that present a high level of security risk under the April 2007 Department of Homeland Security – Chemical Facilities Anti-Terrorism Standards (CFATS) regulation (http://www.dhs.gov/identifying-facilities-covered-chemical-security-regulation), that are at or above the applicable Screening Threshold Quantity.

3)The following chemicals:

Picric Acid
Pyrophoric Material: As defined in 780 CMR as a chemical with an auto ignition temperature in air, at or below a temperature of 130°F (54.4°C).
Oxidizer Class 3: As defined in 780 CMR as an oxidizer that will cause a severe increase in the burning rate of combustible materials with which the oxidizer comes in contact or that will undergo vigorous self-sustained decomposition due to contamination or exposure to heat.

Toxic Gas: As defined in 527 CMR as a gas that has a median lethal concentration (LC50) in air of more than 200 parts per million, but not more than 2,000 parts per million by volume of gas or vapor, or 2 milligrams per liter but no more than 20 milligrams per liter of mist, fume, or dust, when administered by continuous inhalation for 1 hour (or less if death occurs within 1 hour) to albino rats weighing between 0.44 lb and 0.66 lb (200 and 300 grams) each.

Corrosive Gas: As defined in 527 CMR as a gas that causes visible destruction of or irreversible alterations in living tissue by chemical action at the site of contact.

4)Radioactive Materials and Devices: as regulated in 105 CMR 120 Radiation Control Program.

5)	Explosive Materials: as defined in 18 USC 841(c) of the Federal explosives statutes in United States Code, CHAPTER 40 - IMPORTATION, MANUFACTURE, DISTRIBUTION AND STORAGE OF EXPLOSIVE MATERIALS.

6)Oxidizer Class 4: As defined in 780 CMR as an oxidizer that can undergo an explosive reaction due to contamination or exposure to thermal or physical shock. Additionally, the oxidizer will enhance the burning rate and is capable of causing spontaneous ignition of combustibles.

7)Organic Peroxides: As defined in 780 CMR.
Unclassified detonable: Organic peroxides which are capable of detonation. These peroxides present an extremely high explosion hazard through rapid explosive decomposition.

[***]Confidential treatment has been requested

Class I: Class I organic peroxides are capable of deflagration, but not detonation. These peroxides present a high explosion hazard through rapid decomposition.
8)Unstable (reactive) materials: As defined in 780 CMR.
Class 4: Materials that in themselves are readily capable of detonation or explosive decomposition or explosive reaction at normal temperatures and pressures. This class includes, among others, materials that are sensitive to localized thermal or mechanical shock at normal temperatures and pressures.
Class 3: Materials that in themselves are capable of detonation or explosive decomposition or explosive reaction, but that require a strong initiating source or that must be heated under confinement before initiation. This class includes, among others, materials that are sensitive to thermal or mechanical shock at elevated temperatures and pressures.
9)Water-reactive materials: As defined in 780 CMR.

Class 3: Materials which react explosively with water without requiring heat or confinement.

10)Cryogenic liquids (flammable or oxidizing): As defined in 780 CMR as any liquid that has a boiling point below -200°F (-129°C).

11)Highly Toxic Gas: As defined in 527 CMR as a chemical that has a median lethal concentration (LC50) in air of 200 parts per million by volume or less of gas or vapor, or 2 milligrams per liter or less of mist, fume, or dust, when administered by continuous inhalation for 1 hour (or less if death occurs within 1 hour) to albino rats weighing between 0.44 lb and 0.66 lb (200 and 300 grams) each.

12)Unstable (reactive) gas: As defined in 527 CMR as a gas that, in the pure state or as commercially produced, will vigorously polymerize, decompose, or condense; become self-reactive; or otherwise undergo a violent chemical reaction under condition of shock, pressure, or temperature.

13)Pyrophoric gas:  As defined in 527 CFR as a gas with an auto ignition temperature in air, at or below a temperature of 130°F (54.4°C).

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EXHIBIT G
LETTER OF CREDIT REQUIREMENTS
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between OPG 125 SUMMER OWNER (DE) LLC, a Delaware limited liability company (“Landlord”), and HAEMONETICS CORPORATION, a Massachusetts corporation (“Tenant”), for space in the Building located at 125 Summer Street, Boston, MA 02110.  Capitalized terms used but not defined herein shall have the meanings given in the Lease.

1.The Letter of Credit (as defined in the Lease) shall be for the amount set forth in Section 1 of the Lease, subject to the terms of Section 6 of the Lease.  The Letter of Credit (i) shall be irrevocable and shall be issued by a commercial bank that has a financial condition reasonably acceptable to Landlord and has an office in Boston, Massachusetts or New York City that accepts requests for draws on the Letter of Credit, (ii) shall require only the presentation to the issuer of a certificate of the holder of the Letter of Credit stating that Landlord is entitled to draw on the Letter of Credit pursuant to the terms of the Lease, (iii) shall be payable to Landlord or its successors in interest as the Landlord and shall be freely transferable without cost to any such successor, (iv) shall be for an initial term of not less than one year and contain a provision that such term shall be automatically renewed for successive one-year periods unless the issuer shall, at least forty five (45) days prior to the scheduled expiration date, give Landlord notice of such nonrenewal, and (v) shall otherwise be in form and substance reasonably acceptable to Landlord.  Notwithstanding the foregoing, the term of the Letter of Credit for the final period shall be for a term ending not earlier than the date forty five (45) days after the last day of the Term. If at any time (a) the issuer is either (1) closed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental authority, or (2) declared insolvent by the FDIC for any reason, or (b) any major ratings agency downgrades the credit of the Letter of Credit issuer by more than two grades, or in any case, below investment grade, Tenant shall, within ten (10) Business Days after receipt of written notice thereof from Landlord, provide Landlord a replacement Letter of Credit satisfying all of the terms of this section.  Notwithstanding anything to the contrary set forth in this Exhibit G or in the Lease, Landlord hereby confirms that the form of letter of credit attached hereto as Schedule G is acceptable to Landlord.

2.Landlord shall be entitled to draw upon the Letter of Credit for its full amount or any portion thereof if (a) Tenant shall fail to perform any of its obligations under the Lease after the expiration of any applicable notice and cure period, or fail to perform any of its obligations under the Lease and transmittal of a default notice or the running of any cure period is barred or tolled by applicable Law, or fail to perform any of its obligations under the Lease and any applicable notice and cure period would expire after the expiration of the Letter of Credit, or (b) not less than thirty (30) days before the scheduled expiration of the Letter of Credit, Tenant has not delivered to Landlord a new Letter of Credit in accordance with this Exhibit.  Without limiting the generality of the foregoing, Landlord may, but shall not be obligated to, draw on the Letter of Credit from time to time in the event of a bankruptcy filing by or against Tenant and/or to compensate Landlord, in such order as Landlord may determine, for all or any part of any unpaid rent, any damages arising from any termination of the Lease in accordance with the terms of the Lease, and/or any damages arising from any rejection of the Lease in a bankruptcy

[***]Confidential treatment has been requested

proceeding commenced by or against Tenant.  Landlord may, but shall not be obligated to, apply the amount so drawn to the extent necessary to cure Tenant’s failure.

3.Any amount of the Letter of Credit drawn in excess of the amount applied by Landlord to cure any such failure shall be held by Landlord as a cash security deposit for the performance by Tenant of its obligations under the Lease.  Any cash security deposit may be mingled with other funds of Landlord and no fiduciary relationship shall be created with respect to such deposit, nor shall Landlord be liable to pay Tenant interest thereon.  If Tenant shall fail to perform any of its obligations under the Lease, Landlord may, but shall not be obliged to, apply the cash security deposit to the extent necessary to cure Tenant’s failure.  After any such application by Landlord of the Letter of Credit or cash security deposit, as the case may be, Tenant shall reinstate the Letter of Credit to the amount originally required to be maintained under the Lease, upon demand.  Provided that Tenant is not then in default under the Lease, and no condition exists or event has occurred which after the expiration of any applicable notice or cure period would constitute such a default, within forty five (45) days after the later to occur of (i) the payment of the final Rent due from Tenant (including without limitation, the reimbursement for removal costs of the Dedicated Venting System as provided in Section 5 of Exhibit F) or (ii) the later to occur of the Term Expiration Date or the date on which Tenant surrenders the Premises to Landlord in compliance with Section 19 of the Lease, the Letter of Credit and any cash security deposit, to the extent not applied, shall be returned to the Tenant, without interest. The Letter of Credit and/or any cash security deposit held by Landlord as security under the Lease is sometimes referred to in this Exhibit G as the “Security Deposit.”

4.In the event of a sale of the Building or lease, conveyance or transfer of the entire Building, Landlord shall transfer the Letter of Credit or cash security deposit to the transferee.  Upon such transfer, the transferring Landlord shall be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the transferee solely for the return of said security.  The provisions hereof shall apply to every transfer or assignment made of the security to such a transferee.  Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or the monies deposited herein as security, and that neither Landlord nor its successors or assigns shall be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance.

5.Notwithstanding anything to the contrary contained in this Lease, upon the expiration of the fourth (4th) Lease Year (the “First Reduction Date”), the Security Deposit shall be reduced to the amount of [***] ($[***]) (the “First Reduced Security Deposit Amount”), subject to the terms and conditions set forth in this Section 5. Tenant may effect the reduction of the amount of the Security Deposit to the First Reduced Security Deposit Amount (the “First Reduction”) by delivering written notice to Landlord (the “First Reduction Notice”) on or after the First Reduction Date requesting such reduction. If the Security Deposit is in the form of a Letter of Credit, Landlord shall cooperate with Tenant in executing such documentation as is required by the issuer of the Letter of Credit to effectuate the First Reduction (the “First Reduction Documentation”). Provided that (i) no Default by Tenant of its monetary or material non-monetary obligations (provided that Landlord has given Tenant written notice of any Default of a material non-monetary obligation) under this Lease beyond applicable notice and cure periods exists as of the date Landlord is required to deliver the First Reduction Amount (hereinafter defined) or the First Reduction Documentation, as applicable, and (ii) this Lease is in full force and effect,

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within thirty (30) days after Landlord’s receipt of the First Reduction Notice on or after the First Reduction Date, (a) if the Security Deposit is in the form of a cash security deposit, Landlord shall deliver to Tenant the amount of [***] Dollars and [***] Cents ($[***]) (the “First Reduction Amount”), representing the difference between the amount of the original Security Deposit deposited hereunder and the First Reduced Security Deposit Amount, or (b) if the Security Deposit is in the form of a Letter of Credit, Landlord shall deliver to Tenant First Reduction Documentation executed by Landlord. Upon the expiration of the eighth (8th) Lease Year (the “Second Reduction Date”), the Security Deposit shall be reduced to the amount of [***] and [***] Dollars ($[***]) (the “Second Reduced Security Deposit Amount”), subject to the terms and conditions set forth in this Section 5. Tenant may effect the reduction of the amount of the Security Deposit to the Second Reduced Security Deposit Amount (the “Second Reduction”) by delivering written notice to Landlord (the “Second Reduction Notice”) on or after the Second Reduction Date requesting such reduction. If the Security Deposit is in the form of a Letter of Credit, Landlord shall cooperate with Tenant in executing such documentation as is required by the issuer of the Letter of Credit to effectuate the Second Reduction (the “Second Reduction Documentation”). Provided that (1) no Default by Tenant of its monetary or material non-monetary obligations (provided that Landlord has given Tenant written notice of any Default of a material non-monetary obligation) under this Lease beyond applicable notice and cure periods exists as of the date Landlord is required to deliver the Second Reduction Amount (hereinafter defined) or the Second Reduction Documentation as applicable, and (2) this Lease is in full force and effect within thirty (30) days after Landlord’s receipt of the Second Reduction Notice on or after the Second Reduction Date, (x) if the Security Deposit is in the form of a cash security deposit, Landlord shall deliver to Tenant the amount of [***] Dollars and [***] Cents ($[***]) (the “Second Reduction Amount”), representing the difference between the amount of the First Reduced Security Deposit Amount and the amount of the Second Reduced Security Deposit Amount, or (y) if the Security Deposit is in the form of a Letter of Credit, Landlord shall deliver to Tenant Second Reduction Documentation executed by Landlord.

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SCHEDULE G
Approved Form of Letter of Credit

[See Attached Form]

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JPMORGAN CHASE BANK, N.A.
GLOBAL TRADE SERVICES
131 SOUTH DEARBORN, 5th FLOOR MAIL CODE: IL1-0236
CHICAGO, IL 60603-5506 SWIFT: CHASUS33
Haemonetics Corporation 400 Wood Rd
Braintree, MA 02184-2412

Date : <Date>
Subject : Draft Standby Letter of Credit Our Reference : [***]

Dear Sir/Madam,

This Draft Standby Letter of Credit is provided to you at your request and with no obligation on our part despite our assistance in the preparation of this Draft Standby Letter of Credit. The Draft Standby Letter of Credit is not to be construed as evidence of commitment on our part to issue such Draft Standby Letter of Credit's in the future.

-------------------Quote--------------------
Date : <Date>
IRREVOCABLE STANDBY LETTER OF CREDIT Reference No.: [***]

To: Haemonetics Corporation 400 Wood Rd
Braintree, MA 02184-2412 Dear Sir/Madam,
We hereby issue our Irrevocable Standby Letter of Credit in your favor.

Your Reference    : 125SmrStBostonMA

Beneficiary	: OPG 125 SUMMER OWNER (DE) LLC 125 SUMMER STREET
C/O OXFORD BOSTON, MA 02211

Account Party	: Haemonetics Corporation 400 Wood Rd
Braintree, MA 02184-2412
Date of Expiry    : 15-Nov-2019
Place of Expiry    : OUR COUNTER
Amount    : USD [***]
Applicable Rule    : ISP LATEST VERSION

FUNDS UNDER THIS CREDIT ARE AVAILABLE AGAINST PRESENTATION
OF THE BENEFICIARYS SIGNED AND DATED STATEMENT REFERENCING OUR LETTER OF CREDIT NUMBER [***], STATING THE AMOUNT OF THE DEMAND AND READING AS FOLLOWS:

THE AMOUNT REPRESENTS FUNDS DUE AND OWING TO US FROM HAEMONETICS CORPORATION (TENANT) UNDER THAT CERTAIN LEASE DATED .......,
INCLUDING ANY AMENDMENTS AND RESTATEMENTS THERETO, BETWEEN TENANT AND OPG 125 SUMMER OWNER (DE) LLC, AS LANDLORD (THE LEASE)

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FOR PREMISES LOCATED AT 125 SUMMER ST. BOSTON, MA. OR
WE ARE IN RECEIPT OF NOTICE FROM JPMORGAN CHASE BANK, N.A. THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND (CURRENT EXPIRY DATE) HAEMONETICS CORPORATION (TENANT) HAS
FAILED TO SUPPLY ACCEPTABLE REPLACEMENT SECURITY WITHIN THE TIME FRAME SPECIFIED IN THAT CERTAIN LEASE DATED ............,
INCLUDING ANY AMENDMENTS AND RESTATEMENTS THERETO BETWEEN HAEMONETICS CORPORATION AS TENANT AND OPG 125 SUMMER OWNER (DE) LLC, AS LANDLORD (THE LEASE) FOR PREMISES LOCATED AT 125 SUMMER
ST. BOSTON, MA. WE HEREBY DEMAND THE AMOUNT OF USD.............. UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. [***].

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE
DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST FORTY-FIVE (45) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE
WE SEND NOTICE IN WRITING TO YOU BY RECEIPTED MEANS (COURIER/MESSENGER, REGISTERED/CERTIFIED MAIL OR HAND DELIVERY) AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO AUTOMATICALLY EXTEND THIS STANDBY LETTER OF CREDIT FOR ANY ADDITIONAL PERIOD (NOTICE OF NON-EXTENSION).
BUT IN ANY EVENT, THIS LETTER OF CREDIT WILL NOT BE AUTOMATICALLY EXTENDED BEYOND JULY 31, 2032 (THE FINAL EXPIRATION DATE).

PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED.

WE FURTHER ACKNOWLEDGE AND AGREE THAT UPON RECEIPT OF THE DOCUMENTS REQUIRED HEREIN, WE WILL HONOR YOUR COMPLYING DRAW(S) AGAINST THIS IRREVOCABLE STANDBY LETTER OF CREDIT WITHOUT
INQUIRY INTO THE ACCURACY OF BENEFICIARY'S STATEMENT AND REGARDLESS OF WHETHER APPLICANT DISPUTES THE CONTENT OF SUCH STATEMENT.

THIS LETTER OF CREDIT IS TRANSFERABLE, BUT ONLY IN ITS
ENTIRETY, AND MAY BE SUCCESSIVELY TRANSFERRED. TRANSFER OF THIS LETTER OF CREDIT SHALL BE EFFECTED BY US UPON YOUR SUBMISSION OF THIS ORIGINAL LETTER OF CREDIT, INCLUDING ALL AMENDMENTS, IF ANY, ACCOMPANIED BY OUR TRANSFER REQUEST FORM DULY COMPLETED AND SIGNED, WITH THE SIGNATURE THEREON AUTHENTICATED BY YOUR BANK, ALONG WITH PAYMENT OF OUR TRANSFER CHARGES AS INDICATED THEREIN. FAILURE BY THE ACCOUNT PARTY TO PAY THE TRANSFER FEE SHALL NOT AFFECT THE VALIDITY OF THE TRANSFER. IF YOU WISH TO TRANSFER THE LETTER OF CREDIT, PLEASE CONTACT US FOR THE FORM WHICH WE SHALL PROVIDE TO YOU UPON YOUR REQUEST. IN ANY EVENT, THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON OR ENTITY LISTED IN OR OTHERWISE SUBJECT TO, ANY SANCTION OR EMBARGO UNDER ANY APPLICABLE RESTRICTIONS. CHARGES AND FEES RELATED TO SUCH TRANSFER WILL BE FOR THE ACCOUNT OF THE APPLICANT.

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THIS LETTER OF CREDIT MAY BE CANCELLED PRIOR TO EXPIRATION PROVIDED THE ORIGINAL LETTER OF CREDIT (AND AMENDMENTS, IF ANY) ARE RETURNED TO US TOGETHER WITH A STATEMENT SIGNED BY THE BENEFICIARY STATING THAT THE ATTACHED LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED TO THE ISSUING BANK FOR CANCELLATION.

WE ENGAGE WITH YOU THAT PRESENTATIONS MADE UNDER AND IN CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONORED ON PRESENTATION IF PRESENTED ON OR BEFORE THE EXPIRATION AT OUR COUNTERS AT 131 SOUTH DEARBORN, 5TH FLOOR, MAIL CODE IL1-0236, CHICAGO, IL 60603-5506, ATTN: STANDBY LETTER
OF CREDIT UNIT. ALL PAYMENTS DUE HEREUNDER SHALL BE MADE BY WIRE TRANSFER TO THE BENEFICIARYS ACCOUNT PER THEIR INSTRUCTIONS. ALL DOCUMENTS PRESENTED MUST BE IN ENGLISH

THIS LETTER OF CREDIT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND, TO THE INTERNATIONAL STANDBY PRACTICES, ICC PUBLICATION NO. 590 (THE ISP98), AND IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE
OF NEW YORK WILL CONTROL, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

PLEASE ADDRESS ALL CORRESPONDENCE REGARDING THIS LETTER OF CREDIT TO THE ATTENTION OF THE STANDBY LETTER OF CREDIT UNIT, [***] INCLUDING THE LETTER OF CREDIT NUMBER MENTIONED ABOVE.

All inquiries regarding this transaction may be directed to our Client Service Group at the following Telephone Number or Email Address quoting our reference [***].
Telephone Number: [***]
Email Address: [***]

Yours Faithfully,
JPMorgan Chase Bank, N.A.,

Authorized Signature

--------------------Unquote--------------------

All inquiries regarding this transaction may be directed to our Client Service Group at the following Telephone Number or Email Address quoting our reference [***].
Telephone Number: [***]
Email Address: [***]

We hereby agree with the format/language of the above drafted Standby Letter of Credit, and we request JPMorgan Chase Bank, N.A. to issue the Standby Letter of Credit, as above drafted and it forms an Integral part of our application.

Obligor Name:

Authorised Signature:

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Name and Title: ______________________________
Date: ________________________

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EXHIBIT H
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
This Subordination, Non-Disturbance and Attornment Agreement (this “Agreement”) is dated as of ___________, 201__, by and among Midland National Life Insurance Company, an Iowa corporation (together with its successors and assigns, “Lender”), Haemonetics Corporation, a Massachusetts corporation, (“Tenant”), and OPG 125 Summer Owner (DE) LLC, a Delaware limited liability company (“Landlord”).

RECITALS
A.    Tenant is the tenant under a certain lease agreement with Landlord (the “Lease”) dated as of December, 2018, of the premises described in Exhibit A attached hereto and made a part hereof (the “Property”), together with the buildings and improvements now existing or hereafter constructed on the Property and the equipment and fixtures attached to such buildings and improvements (collectively, the “Premises”).
B.    This Agreement is being entered into in connection with a mortgage loan (the “Loan”) from Lender to Landlord, evidenced by a note from Landlord (the “Note”) and secured by, inter alia: (a) a first Mortgage and Security Agreement encumbering the Premises (the “Indenture”) from Landlord dated as of December 15, 2014 and recorded with the Suffolk County Registry of Deeds (the “Land Records”) in Book 53845, Page 227; and (b) an Assignment of Leases and Rents (the “Assignment of Leases and Rents”) dated as of December 15, 2014 and recorded among the Land Records in Book 53845, Page 254. The Indenture and the Assignment of Leases and Rents are hereinafter collectively referred to as the “Security Documents”.
AGREEMENT
For mutual consideration, including the mutual covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Subordination; Lender Election. Tenant agrees that the Lease is and shall be, at the option of Lender upon notice to Tenant, at any time and from time to time, either subject and subordinate, or superior, to the Security Documents and to all present or future advances under the obligations secured thereby and all renewals, amendments, modifications, consolidations, replacements and extensions of the secured obligations and the Security Documents, to the full extent of all amounts secured by the Security Documents from time to time. Such options of Lender may be exercised an unlimited number of times. If subordinated, said subordination is to have the same force and effect as if the Security Documents and such renewals, modifications, consolidations, replacements and extensions thereof had been executed, acknowledged, delivered and recorded prior to the Lease, any amendments or modifications thereof and any memorandum or short form thereof (and without Lender having any knowledge of the Lease). This Agreement shall constitute notice to Tenant that for the time being, until further written notice to the contrary, Lender elects that the Lease is and shall be subject and subordinate to the Security Documents. In addition, to the extent that the Lease shall entitle Tenant to notice of any mortgage, this Agreement shall constitute such notice to Tenant with respect to the Indenture.

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2.    Non-Disturbance. Notwithstanding the provisions of Section 1, Lender agrees that, if Lender exercises any of its rights under the Security Documents, including an entry by Lender pursuant to the Indenture or a foreclosure of, or exercise of any power of sale under, the Indenture or any sale or transfer in lieu thereof, Lender will not disturb Tenant’s right of quiet possession of the Premises under the terms of the Lease and shall recognize the terms of the Lease subject to the rights of the Landlord thereunder for any default by Tenant.
3.    Attornment, Etc. Tenant agrees that, in the event of a foreclosure of the Indenture or the acceptance of a conveyance in lieu of foreclosure by Lender or any other succession of Lender to ownership of Landlord’s interest in the Premises, Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease, and, provided only that Tenant shall have received written notice from Lender or Lender’s designee that Lender has succeeded to the interest of Landlord under the Lease or otherwise has the right to receive rents and require Tenant to perform its obligations under the Lease and the recognition and non-disturbance for such successor of the Lease, Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to the Lease. Such attornment shall be effective and self-operative, without the execution of any further instrument on the part of any of the parties hereto, immediately upon Lender succeeding to Landlord’s interest in the Premises. Upon the written request of either Lender or Tenant to the other given on or after any such foreclosure, acceptance of a conveyance in lieu of foreclosure or other succession of Lender or to ownership of Landlord’s interest in the Premises, Lender, as landlord, and Tenant, as tenant, shall execute a lease of the Premises containing, subject to the terms hereof, all of the same terms, provisions, options and conditions as are contained in the Lease between Landlord and Tenant, which lease shall be for the then unexpired portion of the term of the Lease.
4.    Lender Not Bound, Etc. Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease, Lender shall not be:
(a)    Liable for Landlord Acts, Omissions. Liable for any act or omission of any prior Landlord (including, without limitation, the then-defaulting Landlord), or
(b)    Subject to Defenses. Subject to any defense or offsets which Tenant may have against any prior Landlord (including, without limitation, the then-defaulting Landlord), or
(c)    Bound by Advance Payments. Bound by any payment of “Base Rent” or “Additional Rent” (as such terms are defined in the Lease) which Tenant might have paid for more than one month in advance of the due date under the Lease to any prior Landlord (including, without limitation, the then-defaulting Landlord) except to the extent such monies actually have been received by Lender, or
(d)    Bound by Prior Payment Obligations. Bound by any obligation of any prior Landlord to make any payment to Tenant which was required to be made, or arose from any circumstance which occurred, prior to the time Lender succeeded to any such prior Landlord’s interest, or

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(e)    Accountable for Monies Not Received. Accountable for any monies deposited with any prior Landlord (including security deposits), except to the extent such monies are actually received by Lender, or
(f)    Bound by Amendments, Etc. Bound by any amendment or modification of the Lease for which Lender has not given its written consent or by any waiver or forbearance on the part of any prior Landlord (including, without limitation, the then-defaulting Landlord) made or given without the written consent of Lender; or
(g)    Liable for Warranties, Etc. Liable with respect to warranties or indemnities of any nature whatsoever made by any prior Landlord (including, without limitation, the then- defaulting Landlord), including any warranties or indemnities regarding use, compliance with zoning, hazardous wastes or environmental laws, Landlord’s title, Landlord’s authority, habitability, fitness for purpose, or possession.
In the event that Lender shall acquire title to the Premises, Lender shall have no obligation, nor incur any liability, beyond Lender’s then equity interest, if any, in the Premises, and Tenant shall look exclusively to such equity interest of Lender, if any, in the Premises for the payment and discharge of any obligations or liability imposed upon Lender hereunder, under the Lease or under any new lease of the Premises.
5.    Lender’s Cure Rights. Tenant hereby agrees to give to Lender copies of all notices of Landlord default(s) under the Lease in the same manner as, and whenever, Tenant shall give any such notice of default to Landlord, and no such notice of default shall be deemed given to Landlord unless and until a copy of such notice shall have been so delivered to Lender. Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. Lender’s cure of Landlord’s default shall not be considered an assumption by Lender of Landlord’s obligations with respect to the subject matter of such Landlord default or of any other obligations of Landlord under the Lease. If, in curing any such default, Lender requires access to the Premises to effect such cure, Tenant shall furnish access to the Premises to Lender as required by Lender to effect such cure at all reasonable times; provided that Tenant’s occupancy, use and enjoyment of the Premises is not unreasonably disrupted thereby. Unless Lender otherwise agrees in writing, Lender shall have no liability to perform Landlord’s obligations under the Lease, both before and after Lender’s exercise of any right or remedy under this Agreement. No Landlord default under the Lease shall exist or shall be deemed to exist (i) as long as Lender, in good faith, shall have commenced to cure such default within the above-referenced time period and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by Lender, as long as Lender, in good faith, shall have notified Tenant that Lender intends to institute proceedings under the Security Documents, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence. In the event of the termination of the Lease by reason of any default thereunder by Landlord (provided nothing herein shall be construed as creating, giving rise to, acknowledging or recognizing any such termination right on Tenant’s part) or as a result of a rejection of the Lease following Landlord’s bankruptcy, upon Lender’s written request, which must be given (if at all) within thirty (30) days after any such

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termination or rejection, Tenant, within fifteen (15) days after receipt of such request, and within thirty (30) days after Lender becomes owner of Landlord’s interest in the Premises, shall execute and deliver to Lender or its designee or nominee a new lease of the Premises for the remainder of the term of the Lease upon all of the terms, covenants and conditions of the Lease, subject, however, to the curing of the default giving rise to such termination (unless such default is not susceptible to a cure by Lender, its designee or nominee). Neither Lender nor its designee or nominee shall become liable under the Lease unless and until Lender or its designee or nominee becomes, and then only with respect to periods during which Lender or its designee or nominee becomes, the owner of Landlord’s interest in the Premises. Lender shall have the right, without Tenant’s consent but subject to the provisions of this Agreement, to foreclose, or exercise any power of sale under, the Indenture or to accept a conveyance in lieu of foreclosure of the Indenture or to exercise any other remedies under the Security Documents.
6.    Lender’s Consent Required. Tenant agrees that it will remain obligated under the Lease in accordance with its terms and without the prior written consent of Lender as determined in Lender’s sole discretion, and neither Landlord nor Tenant may (a) amend, modify, or waive any provision of the Lease, or (b) terminate, cancel or surrender the Lease except in accordance with the express provisions of the Lease, or enter into any agreement to do so. Tenant also agrees that it will not sublease any or all of the Property unless in accordance with the terms of the Lease or pay any installment of Basic Rent or Additional Rent under the Lease more than one month in advance of the due date thereof or otherwise than in the manner provided for in the Lease. Tenant further agrees that it shall not take any action to terminate (except as expressly permitted by the Lease), rescind or avoid the Lease, notwithstanding any action with respect to the Tenant which may be taken by any trustee or receiver of Landlord or of any assignee of Landlord or by any court in any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution or other proceeding affecting Landlord or any assignee of Landlord. Any of the aforementioned actions by Tenant (or Landlord) without Lender’s prior written consent shall be void. Tenant agrees that no prepayment of Basic Rent or Additional Rent paid under the Lease more than one month in advance, no amendment or modification of the Lease, no surrender or cancellation of the Lease (except in accordance with the express provisions thereof), and no waiver or consent by Landlord under the terms of the Lease, shall be binding upon or as against Lender, as holder of the Security Documents, and as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender. Tenant acknowledges and agrees that the Security Documents contain provisions requiring Landlord to obtain Lender’s consent for any matter requiring Landlord’s consent under the Lease. Where Lender’s consent is specifically required under the Lease, unless otherwise provided therein, Lender may withhold its consent in its sole and absolute discretion.
7.    Intentionally Omitted.
8.    Consent to Assignment, Etc. Tenant has no knowledge of any prior assignment or pledge of the rents accruing under the Lease by Landlord. Tenant hereby consents to the Assignment of Leases and Rents. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignment, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignment or by any subsequent

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receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing.
9.    Assignment of Lease to Lender.
(a)    Tenant hereby confirms that it has notice that pursuant to the Assignment of Leases and Rents, Landlord has assigned to Lender all of Landlord’s interest in and to the Lease, and that all Basic Rent or Additional Rent and any other rent or payments payable to Landlord under the Lease shall be paid when due directly by Tenant to Landlord until Tenant receives written direction from Lender. Tenant hereby agrees, upon written notice, to pay all such rent and other sums due under the Lease to Lender in accordance with the Lender’s written notice. By executing and delivering this Agreement, Tenant hereby confirms (i) that any notice required to be given by Lender to Tenant under the Lease for the purpose of granting rights to mortgagees under the Lease are fully satisfied, and (ii) that Tenant will provide Lender with a duplicate copy of any notice given by Tenant to Landlord, in accordance with the notice provisions set forth in Section 12 below.
(b)    Tenant agrees and acknowledges that the interest of Landlord in the Lease has been assigned to Lender for the purposes specified in the Assignment of Leases and Rents only and that, subject to the terms hereof, the Lender assumes no obligation, duty or liability under the Lease.
10.    Inspections, Etc. Upon a default under the Lease beyond any applicable notice and/or cure period (a “Lease Default”), and during the continuation of such Lease Default, Tenant agrees that Lender and/or Landlord shall have the right to inspect the books and records of Tenant relating to the operation of the Premises, as well as the financial statements of Tenant, at Tenant’s office during normal business hours and upon not less than three (3) business days notice. In connection with any such examination by Lender and/or Landlord, Lender and/or Landlord agrees to treat, and to instruct their respective employees, accountants and agents to treat, all information as confidential and not to disclose it to any other person except (i) to Lender and/or Landlord and their respective employees, professionals and consultants on a “need to know” basis, (ii) as may be required by law, and (iii) in connection with any litigation or arbitration under this Agreement or the Lease. In addition, upon the occurrence and during the continuation of a Lease Default, Tenant agrees to permit Lender and/or Landlord and Lender’s and/or Landlord’s representatives access to, and an opportunity to inspect, the Premises during normal business hours and upon reasonable notice.
11.    Authority of Signatory. If Tenant is a corporation, each individual executing this Agreement on behalf of such corporation represents and warrants that such individual is duly authorized to execute and deliver this Agreement on behalf of such corporation, in accordance with a duly adopted resolution of the Board of Directors of such corporation or in accordance with the by-laws of said corporation, and that this Agreement is binding upon such corporation in accordance with its terms. If Tenant is a partnership, each individual executing this Agreement on behalf of said partnership represents and warrants that such individual is duly authorized to execute and deliver this Agreement on behalf of such partnership in accordance with the partnership agreement for such partnership.

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12.    Notices. Any notice, election, communication, request or other document or demand required or permitted under this Agreement shall be in writing and shall be deemed delivered on the earlier to occur of (a) receipt or (b) the date of delivery, refusal or non-delivery indicated on the return receipt, if deposited in a United States Postal Service Depository, postage prepaid, sent certified or registered mail, return receipt requested, or if sent via a recognized commercial courier service providing for a receipt, addressed to Tenant or Lender, as the case may be, at the following addresses:
If to Tenant:
Haemonetics Corporation
125 Summer Street
Boston, Massachusetts 02110
Attention:  SVP-Global Business Services

with a copy to:

Haemonetics Corporation
125 Summer Street
Boston, Massachusetts 02110
Attention:  General Counsel

If to Landlord:
OPG 125 Summer Owner DE LLC
c/o Oxford Properties Group
125 Summer Street
Boston, Massachusetts 02110
Attention: Property Manager

with a copy to:

OPG 125 Summer Owner DE LLC
c/o Oxford Properties Group
125 Summer Street
Boston, Massachusetts 02110
Attention: Director, Legal

If to Lender:
MIDLAND NATIONAL LIFE INSURANCE COMPANY, an Iowa Corporation
One Sammons Plaza
Sioux Falls, South Dakota 57193
Fax: 605-373-2752
Attn:  Mortgage Accounting
with a copy to:

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MIDLAND NATIONAL LIFE INSURANCE COMPANY
c/o Guggenheim Commercial Real Estate Finance, LLC
3414 Peachtree Road NE, Suite 975
Atlanta, GA 30326
Phone: 404-481-2084
Attn: Eugene Ansley, Jr.

Cohen Financial
Loan Administration Service Center
4601 College Blvd., Suite 300
Leawood, KS 66211
Fax: 866-315-6202
 Phone: 866-315-6212
email: loanadmin@cohenfinancial.com

From time to time any party may designate a new address for purposes of notice hereunder to each of the other parties hereto.
13.    Miscellaneous.
(a)    The term “Lender” as used herein includes any successors or assigns of the Lender named herein, including without limitation, any co-lender at the time of making the Loan, any purchaser at a foreclosure sale and any transferee pursuant to a conveyance in lieu of foreclosure, and their successors and assigns, and the term “Tenant” as used herein includes the Tenant named herein (the “Original Tenant”) and any successors or assigns of the Original Tenant.
(b)    If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect.
(c)    Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.
(d)    This Assignment shall be governed and construed in accordance with the laws of the state in which the Property is located (the “State”) and the laws of the United States applicable to transactions in the State.
(e)    Time is of the essence.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, Lender has executed and ensealed this Subordination, Non-Disturbance and Attornment Agreement, as of the day and year first above written.
LENDER:
MIDLAND NATIONAL LIFE INSURANCE COMPANY, an Iowa corporation

By:    Guggenheim Partners Investment Management, LLC, as Investment Adviser for Midland     National Life Insurance Company

By: ______________________________
William Bennett, Managing Director

STATE OF ______________        )

                    ) SS:

COUNTY OF ____________        )
On this ____ day of ___________, 201__ before me, a Notary Public in and for said County and State, personally appeared William Bennett, known to me or properly identified to be the person who signed the foregoing instrument as Managing Director of Guggenheim Partners Investment Management, LLC, in its capacity as Investment Adviser for Midland National Life Insurance Company (the “Company”), which Company is named therein as “Lender”, who, being by me first duly sworn, acknowledged to me that they executed the foregoing instrument on behalf of the Company, as their and its free and voluntary act and deed for the purpose set forth therein.

Notary Public

[SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, Tenant has executed and ensealed this Subordination, Non-Disturbance and Attornment Agreement, as of the day and year first above written.
TENANT:

HAEMONETICS CORPORATION,
a Massachusetts corporation

By:
Name: Christopher Simon
Title: President and Chief Executive Officer

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF NORFOLK

On this ____ day of December, 2018, before me the undersigned Notary Public, personally appeared                     , personally known to me (or provided to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument as their free act and deed an the free act and deed of Haemonetics Corporation.
WITNESS my hand and official seal.

Notary Public

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IN WITNESS WHEREOF, Landlord has executed and ensealed this Subordination, Non-Disturbance and Attornment Agreement, as of the day and year first above written.
LANDLORD:
OPG 125 SUMMER OWNER (DE) LLC,
a Delaware limited liability company
By:
Name:
Title:

By:
Name:
Title:
STATE OF ______________        )
                    ) SS:
COUNTY OF ____________    )
On this ____ day of December, 2018 before me, a Notary Public in and for said County and State, personally appeared         , known to me or properly identified to be the person who signed the foregoing instrument as ______________ of OPG 125 Summer Owner (DE) LLC (the “Company”), which Company is named therein as “Landlord”, who, being by me first duly sworn, acknowledged to me that they executed the foregoing instrument on behalf of the Company, as their and its free and voluntary act and deed for the purpose set forth therein.

Notary Public
STATE OF ______________        )
) SS:
COUNTY OF ____________        )
On this ____ day of December, 2018 before me, a Notary Public in and for said County and State, personally appeared         , known to me or properly identified to be the person who signed the foregoing instrument as ______________ of OPG 125 Summer Owner (DE) LLC (the “Company”), which Company is named therein as “Landlord”, who, being by me first duly sworn, acknowledged to me that they executed the foregoing instrument on behalf of the Company, as their and its free and voluntary act and deed for the purpose set forth therein.

Notary Public

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Exhibit A
Real property in the City of Boston, County of Suffolk, Commonwealth of Massachusetts, described as follows:

Parcel I

That certain parcel of land with the buildings thereon in Boston, Suffolk County, Massachusetts shown on a plan entitled “Plan of Land, Boston, Mass.” dated September 17, 1984 prepared by Harry R. Feldman, Inc., Revised January 24, 1985, recorded with Suffolk Registry of Deeds on February 1, 1985 with Instrument No 227, in Book 11385, Page 112, bounded and described according to said plan as follows:

Northerly by Summer Street by three lines measuring twenty-seven and 19/100 (27.19) feet, sixty-one and 22/100 (61.22) feet and one hundred three and 92/100 (103.92) feet;

Easterly by South Street one hundred seventeen and 48/100 (117.48) feet;

Southerly by land now or formerly of the Commonwealth of Massachusetts one hundred seven and 89/100 (107.89) feet;

Easterly by said land now or formerly of the Commonwealth of Massachusetts fifty-eight and 47/100 (58.47) feet;

Southerly by land now or formerly of Myer C. & Frances Handle and Charlotta Rosenberg, Trustees by three lines measuring forty-two and 56/100 (42.56) feet, 21/100 (0.21) feet and thirty-seven and 98/100 (37.98) feet;

Westerly by Lincoln Street one hundred eighty-four and 48/100 (184.48) feet.

Parcel II

A certain parcel of land located in Boston, Suffolk County, Massachusetts, known and numbered as 34-38 Lincoln Street and shown as Parcel 15-RT-5 on a plan of land shown on an Order of Taking from the Commonwealth of Massachusetts for the Department of Public Works dated December 22, 1954 and recorded on December 24, 1954 in the Suffolk Registry of Deeds, Book 7020, Page 271, said parcel being more particularly bounded and described as follows:

Westerly by Lincoln Street - 19 feet;

Northerly by property now or formerly of 30 Lincoln Street Trust - 81 feet; and

Southeasterly to Southwesterly in three courses - 1700 feet, 46.60 feet, and by an arc with the length of 40.83 feet and a radius of 20 feet, all as shown on said Plan.
Address: 125 Summer Street, Boston, Massachusetts 02110

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PINS: [ ]

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EXHIBIT I
TENANT’S APPROVED SIGNAGE

25.0"
6.35"
HAEMONETICS

34.0"
12-22
TENANT A
HAEMONETICS

Sign Dimensions: 25" x 6.35" x .25" thick Stainless Steel Letters
Finish: Vertical grain Stainless steel faces and returns.
Mounting: LX63 Double sided mount to drywall
Note: Need partial mounting pattern.

CADWELL SIGN
Identify. Inform. Inspire.

THIS IS AN ORIGINAL, UNPUBLISHED DRAWING CREATED BY CADWELL PRODUCTS COMPANY, INC. IT IS SUBMITTED FOR YOUR PERSONAL USE IN CONJUNCTION WITH A PROJECT BEING PLANNED FOR YOU BY CADWELL PRODUCTS COMPANY, INC. IT IS NOT TO BE SHOWN TO ANYONE OUTSIDE OF YOUR ORGANIZATION, NOR IS IT TO BE USED OR EXHIBITED IN ANY FASHION.		Signage for High Rise Elevator Bank	DATE: 11/6/2018	REVISED: 11/15/18
			REVISED: XXXX	REVISED: XXXX
OXFORD 125 Summer Street	SHEET: 1	DRAWN BY: TM	Customer approval:______ DATE:

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I-1

EXHIBIT I-1
TENANT’S APPROVED LOGO

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I-2